UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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☐	Soliciting Material Pursuant to § 240.14a-12

ACCO BRANDS CORPORATION
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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March 30, 2015

Dear Fellow Stockholder:

          ACCO Brands delivered better-than-expected results in 2014. In spite of currency pressures and a consolidating customer base, our ACCO Brands team grew earnings, significantly reduced debt, initiated a stock buy-back program, and improved most operating ratios. ACCO Brands stock price was up 34% in 2014, significantly outperforming both the S&P 500 and Russell 2000 stock indices. We are proud of the team’s accomplishments in this difficult environment.

          In 2015, the Company will continue to focus on improving profitability and managing channel transition in mature markets, and growing sales and profitability in emerging markets. With a stronger balance sheet, the Company will also continue to evaluate share buy-backs and acquisitions as ways to further enhance shareholder value. We remain confident that we have the right strategy and management team to increase the long-term value of our Company.

          We invite you to join the Board of Directors and our management team at the ACCO Brands Corporation 2015 Annual Meeting of Stockholders, which will be held at 10:30 a.m. (Central Time) on Tuesday, May 12, 2015 at the Kemper Lakes Business Center, Three Corporate Drive, Lake Zurich, Illinois. A map with directions to the Kemper Lakes Business Center can be found at the end of the attached Proxy Statement. The sole purpose of the meeting is to consider the matters described in the following Notice of 2015 Annual Meeting and Proxy Statement.

          It is important that your shares are represented at the meeting, whether or not you plan to personally attend. You can submit your proxy by using a toll-free telephone number, by mail or through the Internet, or you can vote in person at the meeting. Instructions for using these services are provided on the accompanying proxy form. If you decide to vote your shares using the accompanying proxy form, we urge you to complete, sign, date and return it promptly.

Sincerely,

Robert J. Keller	Robert H. Jenkins
Chairman of the Board	Presiding Independent Director

NOTICE OF 2015 ANNUAL MEETING
AND PROXY STATEMENT

          The Annual Meeting of Stockholders of ACCO Brands Corporation (“ACCO Brands” or the “Company”) will be held at the Kemper Lakes Business Center, Three Corporate Drive, Lake Zurich, Illinois, 60047, at 10:30 a.m. Central Time on Tuesday, May 12, 2015, for the following purposes:

Item 1:	To elect ten directors identified in this Proxy Statement for a term expiring at the 2016 Annual Meeting;

Item 2:	To ratify the selection of KPMG LLP as our independent registered public accounting firm for 2015;

Item 3:	To approve, by non-binding advisory vote, the compensation of our named executive officers;

Item 4:	To approve the ACCO Brands Corporation Incentive Plan; and

Item 5:	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

          We currently are not aware of any other business to be brought before the 2015 Annual Meeting (the “Annual Meeting”). Only holders of record of common stock at the close of business on March 13, 2015 will be entitled to vote at the Annual Meeting or at any adjournment or postponement thereof.

          Please submit a proxy as soon as possible so that your shares can be voted at the meeting in accordance with your instructions. You may submit your proxy (1) by telephone, (2) through the Internet or (3) by mail. For specific instructions, please refer to the accompanying proxy card. If you attend the Annual Meeting, you may revoke your proxy and vote in person.

          This year we are again taking advantage of Securities and Exchange Commission (“SEC”) rules that allow us to furnish proxy materials to our stockholders via the Internet. We will send a Notice of Internet Availability of Proxy Materials (the “Notice”) to holders of our common stock as of the record date on or about March 30, 2015. The Notice describes how you can access our proxy materials, including this Proxy Statement, beginning on March 30, 2015.

          We also are soliciting voting instructions from participants in the ACCO Brands Corporation 401(k) plan who hold shares of our common stock under the plan. We ask each plan participant to sign, date and return the accompanying voting instruction card or provide voting instructions by telephone or through the Internet as described on the voting instruction card.

By order of the Board of Directors

Pamela R. Schneider
Senior Vice President, General Counsel and Corporate Secretary

This Proxy Statement and accompanying proxy are first being made available or distributed to our stockholders on or about March 30, 2015.

PROXY STATEMENT - HIGHLIGHTS

          This summary highlights certain information contained elsewhere in this Proxy Statement. This summary does not contain all the information you should consider. You should read the entire Proxy Statement carefully before voting.

ACCO Brands Corporation Annual Meeting of Stockholders

Time and Date:	10:30 a.m. Central Time on Tuesday, May 12, 2015
Place:	Kemper Lakes Business Center, Three Corporate Drive, Lake Zurich, Illinois 60047
Record Date:	March 13, 2015

Proposals to be Voted on and Board Voting Recommendations

Proposals		Board Recommendations	Page No.

Item 1	Election of ten directors	FOR each nominee	4

Item 2	Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for fiscal 2015	FOR	17

Item 3	“Say-on-pay” advisory vote on the compensation of our named executive officers	FOR	51

Item 4	Approval of the ACCO Brands Corporation Incentive Plan	FOR	52

Corporate Governance

Board of Directors and Committees
•	Declassified Board of Directors - all directors elected annually
•	Separate Chairman, Chief Executive Officer (“CEO”) and Presiding Independent Director roles
•	80% of our directors are independent
•	Fully independent Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee
•	Executive sessions of independent directors held at each regularly scheduled board meeting
•	All directors attended over 75% of Board and committee meetings held in 2014
•	All Audit Committee members are “audit committee financial experts”

Stockholder Interests
•	All directors and executive officers have met or are on track to meet stock ownership guidelines
•	Annual advisory vote to ratify independent auditors
•	Hedging, pledging and short sales of company stock are prohibited

Executive Compensation

Boris Elisman, CEO
Fiscal 2014 Total Realized Compensation
•	2014 Base Salary - $746,721
•	2014 Annual Incentive Plan Payout - $665,502
•	Long-Term Incentive Payout from 2012-2014 Performance Stock Unit Award - $1,311,352

Compensation Highlights
•	79% of CEO target compensation is at-risk based on financial performance measures or stock price appreciation
•	No executive employment agreements or individual change-in-control agreements
•	Clawback and recoupment policy
•	Say-on-pay proposal in 2014 was approved by 94.5% of the stockholders voting at the meeting
•	Independent compensation consultant
•	Annual compensation risk assessment
•	Three-year performance period for performance stock units
•	Double-trigger change-in-control provisions in executive severance plan
•	Double-trigger change-in-control vesting for long-term equity awards

VOTING AND PROXIES

          Why is ACCO Brands distributing this Proxy Statement?

          Our Board of Directors is soliciting proxies for use at the Annual Meeting to be held on Tuesday, May 12, 2015, beginning at 10:30 a.m. Central Time, at the Kemper Lakes Business Center, Three Corporate Drive, Lake Zurich, Illinois. In order to solicit your proxy, we must furnish you with this Proxy Statement, which contains information about the matters to be voted upon at the Annual Meeting.

          What is the purpose of the Annual Meeting?

          The purpose of the Annual Meeting is for stockholders to act upon the matters outlined in the Notice of the Annual Meeting and described in this Proxy Statement, including: (1) the election of ten directors, (2) the ratification of KPMG LLP as our independent registered public accounting firm for 2015, (3) a non-binding advisory vote on the compensation of our named executive officers, (4) the approval of the ACCO Brands Corporation Incentive Plan (the “Restated Plan”), and (5) such other business as may properly come before the meeting or any adjournment or postponement thereof. In addition, management will be available to respond to questions from stockholders.

          Why did I receive a Notice in the mail regarding the availability of proxy materials on the Internet instead of a full set of proxy materials?

          Pursuant to rules adopted by the SEC, we are providing access to our proxy materials via the Internet. The Notice we sent to our stockholders provides instructions on how to access and review this Proxy Statement and our Annual Report online, as well as how to vote online. Providing proxy materials electronically significantly reduces the printing and mailing costs associated with the distribution of printed copies of our proxy materials to our stockholders.

          If you receive a Notice, you will not receive a printed copy of the proxy materials by mail unless you request one. All stockholders have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request printed copies may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail on an ongoing basis.

          Who is entitled to vote?

          Only stockholders who own ACCO Brands common stock of record at the close of business on March 13, 2015 are entitled to vote. Each holder of common stock is entitled to one vote per share. There were 112,285,889 shares of common stock outstanding on March 13, 2015.

          What is the difference between being a record holder and holding shares in street name?

          A record holder holds shares in his or her own name. Shares held in “street name” are shares that are held in the name of a bank, broker or other nominee on a person’s behalf. If the shares you own are held in “street name” by a bank, broker or other nominee, the bank, broker or other nominee is required to vote your shares according to your instructions. Under the rules of the New York Stock Exchange (“NYSE”), if you do not give instructions to your bank, broker or other nominee, it will still be able to vote your shares with respect to certain “discretionary” items, but will not be allowed to vote your shares with respect to certain “non-discretionary” items. Only the ratification of KPMG LLP as our independent registered public accounting firm (proxy Item 2) is considered to be a discretionary item under the NYSE rules, and your bank, broker or other nominee will be able to vote on that item even if it does not receive voting instructions from you, so long as it holds your shares in its name.

          The election of directors (proxy Item 1), the advisory vote on the compensation of our named executive officers (proxy Item 3), and the approval of the Restated Plan (proxy Item 4) are “non-discretionary” items. Therefore, if you hold your shares in street name, your bank, broker or other nominee may not vote your shares with respect to these items unless it receives your voting instructions, and if it does not, those votes will be counted as “broker non-votes.” “Broker non-votes” are shares that are held in “street name” by a bank, broker or other nominee that indicates on its proxy that it does not have or did not exercise discretionary authority to vote on a particular matter.

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          How do I vote?

          Stockholders of record can vote by filling out the accompanying proxy card and returning it as instructed on the proxy card. You can also vote by telephone or through the Internet by following the instructions printed on the proxy card or the Notice. You may also vote in person at the meeting.

          Stockholders that hold shares in “street name” can vote by following the voting instructions in the materials received from your bank, broker or other nominee. The availability of telephone and Internet voting for stockholders that hold shares in “street name” will depend on the voting processes of your bank, broker or other nominee. Therefore, we recommend that you follow the voting instructions in the materials you receive from your bank, broker or other nominee. In addition, you may only vote in person if you obtain a signed proxy from your bank, broker or other nominee, who is the holder of record.

          How will my proxy be voted?

          Your proxy, when properly signed and returned, or processed by telephone or through the Internet, and not revoked, will be voted in accordance with your instructions. We are not aware of any other matter that may be properly presented other than the election of directors, the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2015, the advisory vote on the compensation of our named executive officers, and the approval of the Restated Plan. If any other matter is properly presented at the meeting, the persons named in the enclosed form of proxy will have the authority to vote on such matters at their discretion.

          What constitutes a quorum?

          The holders of a majority of the issued and outstanding common stock of the Company present either in person or by proxy at the Annual Meeting will constitute a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the Annual Meeting. If less than a majority of the outstanding shares of common stock are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting to another date, time or place.

          What if I don’t mark the boxes on my proxy or voting instruction?

          If you hold shares in your name, unless you give other instructions on your form of proxy or when you cast your proxy by telephone or through the Internet, the persons named as proxies will vote in accordance with the recommendations of the Board of Directors. In summary, the Board of Directors recommends a vote:

•	FOR the election of each director nominee (proxy Item 1);

•	FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2015 (proxy Item 2);

•	FOR the approval, on an advisory non-binding basis, of the compensation of our named executive officers (proxy Item 3); and

•	FOR the approval of the Restated Plan (proxy Item 4).

          If you hold shares in “street name,” your bank, broker or other nominee may vote your shares on discretionary matters without receiving voting instructions from you, but cannot vote your shares on non-discretionary matters. As a result, if you do not provide instructions, your bank, broker or other nominee will not have the authority to vote on proxy Item 1 (election of directors), proxy Item 3 (advisory vote on the compensation of our named executive officers) and proxy Item 4 (approval of the Restated Plan), but will have the authority to vote on proxy Item 2 (ratification of independent auditors).

          Can I go to the Annual Meeting if I vote by proxy?

          Yes. Attending the meeting does not revoke your proxy unless you vote in person at the meeting.

          Please note that attendance at the Annual Meeting is limited to stockholders of record as of the close of business on March 13, 2015, the record date, and to those who hold a valid proxy from a stockholder of record. Each stockholder and proxyholder may be asked to present valid picture identification, such as a driver’s license or passport, and proof of stock ownership as of the record date. Proof of ownership can be the Notice, your proxy card or a proxy or voting instruction card provided by your broker, bank or other nominee, or a brokerage statement or letter from your bank or broker evidencing your ownership of ACCO Brands stock

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as of March 13, 2015. Stockholders and proxyholders also may be asked to present a form of photo identification such as a driver’s license or passport. The use of cell phones, smartphones, electronic tablets, laptops and recording and photographic equipment is not permitted in the meeting room at the Annual Meeting. Failure to follow the meeting rules will be grounds for exclusion from the Annual Meeting.

          How can I revoke my proxy?

          You may revoke your proxy at any time before it is actually voted by giving written notice to the secretary of the Annual Meeting (if you attend the Annual Meeting) or by delivering a later-dated proxy, which automatically revokes your earlier proxy, either by mail, by telephone or through the Internet, if one of those methods was used for your initial proxy submission. If shares are held in a stock brokerage account or by a bank, broker or other nominee, then you are not the record holder of your shares, and while you are welcome to attend the Annual Meeting you will not be permitted to vote unless you obtain a signed proxy from your bank, broker or other nominee (who is the holder of record).

          Will my vote be public?

          No. As a matter of policy, stockholder proxies, ballots and tabulations that identify individual stockholders are kept secret and are only available to the independent Inspectors of Election and certain employees who have an obligation to keep your votes secret.

          How many votes are needed to elect the director nominees and approve the other matters to be voted upon at the Annual Meeting?

          Directors are elected by a plurality of all votes cast for the election of directors at the Annual Meeting. A proxy marked to withhold authority for the election of one or more directors will not be voted with respect to the director or directors indicated. The affirmative vote of the holders of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote is necessary for approval of proxy Items 2, 3 and 4. Proxy cards marked as abstentions on proxy Items 2, 3 and 4 will not be voted and will have the effect of a negative vote. Please note that if you hold your shares in street name, your bank, broker or other nominee will not be permitted to vote your shares on proxy Item 1 (election of directors), proxy Item 3 (advisory vote on the compensation of our named executive officers ) or proxy Item 4 (approval of the Restated Plan) absent specific instructions from you. Therefore, it is important that you follow the voting instructions on the form that you receive from your bank, broker or other nominee.

          What if I participate in the ACCO Brands 401(k) plan?

          We also are making this Proxy Statement available to and seeking voting instructions from participants in the ACCO Brands 401(k) plan who hold shares of our common stock under such plan. The trustees of the plan, as record holders of ACCO Brands common stock held in the plan, will vote whole shares attributable to you in accordance with your directions given on your voting instruction card, by telephone or through the Internet. If you hold shares of our common stock under the plan, please complete, sign and return your voting instruction card or provide voting instructions by telephone or through the Internet, as described on the voting instruction card, prior to May 7, 2015. The voting instruction card will serve as instructions to the plan trustees to vote the shares attributable to your interest in the manner you indicate on the card.

          Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

          Our Proxy Statement and 2014 Annual Report on Form 10-K are available at: www.proxyvote.com.

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ELECTION OF DIRECTORS

(Proxy Item 1)

          Our By-laws currently provide that the Board of Directors may consist of not less than nine nor more than thirteen members. Currently, there are ten members serving on our Board of Directors. The Board of Directors, upon recommendation from the Corporate Governance and Nominating Committee (the “Governance Committee”), has selected all of the currently serving directors as nominees for election as directors at the Annual Meeting.

          Directors are responsible for overseeing the Company’s business consistent with their fiduciary duties to stockholders. The Board of Directors believes that there are general requirements applicable to all directors as well as other skills and experience that should be represented on our Board as a whole, but not necessarily in each director. The Board of Directors and the Governance Committee consider the entirety of the qualifications of directors and director nominees individually, as well as in the broader context of the Board’s overall composition and the Company’s current and future needs.

          Qualifications Required for All Directors

          In assessing potential directors, including those recommended by stockholders, the Board of Directors and the Governance Committee consider a variety of factors, including the evolving needs of the Board of Directors and the Company as well as other criteria established by the Board of Directors. These include the potential director’s judgment, independence, business and educational background, stature, public service, conflicts of interest, integrity, ethics and ownership of Company stock, as well as his or her level of commitment to the goal of maximizing stockholder value and his or her ability and willingness to devote sufficient time to serve on the Board of Directors and to the affairs of the Company. The Board of Directors and the Governance Committee require that each director be a recognized person of high integrity with a proven record of success in his or her field. The Board of Directors does not have a specific policy regarding diversity, but considers race, ethnicity, gender, age, cultural background and professional experience in evaluating director candidates.

          Experience, Qualifications and Skills Represented on Our Board of Directors

          In addition to the general qualifications highlighted above, in light of the Company’s current needs and its business strategy, our Board of Directors has identified particular expertise, qualifications and skills that are important to be represented on our Board as a whole. The Board of Directors believes it is valuable to have a mix of individuals with expertise as senior executives in the areas of operations, finance, marketing and sales, human resources, compensation and talent management; individuals with enterprise-level information technology expertise; and individuals with expertise in emerging market development, corporate strategy, corporate governance and risk management. The Board also believes it is important that a significant number of our Board members have operating knowledge of the industry in which the Company operates and experience serving as a public company director.

          2015 Board of Director Nominees

          The Board of Directors proposes that each of the ten nominees named and described below be elected for a one-year term expiring at the 2016 annual meeting of stockholders or until his or her respective successor is duly elected and qualified. Proxies cannot be voted for more than the number of nominees proposed for election.

          Each of our directors and director nominees possesses the judgment and business and educational background required and has a proven track record of success in his or her field as well as a reputation for integrity, honesty and adherence to high ethical standards. They each have business acumen and an ability to exercise sound judgment and a commitment of service to our Company, its stockholders and the Board of Directors. In addition, our Board of Directors is comprised of individuals who collectively possess the particular experiences we consider important to be represented on our Board of Directors as a whole as discussed under the heading “--Experience, Qualifications and Skills Represented on Our Board of Directors.”

          The following paragraphs provide information about each director nominee’s age, positions held, principal occupation and business experience for the past five years, the year first elected as a director of ACCO Brands and the names of other publicly traded companies of which he or she currently serves as a director or has served as a director during the past five years.

          Each of the nominees below has consented to serve a one-year term if elected. If any nominee should become unavailable to serve as a director, the Board of Directors may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board of Directors.

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          For information about the number of shares of common stock beneficially owned by each director see “Certain Information Regarding Security Holders.” There are no family relationships among any of the directors and executive officers of ACCO Brands.

          The Board of Directors recommends that you vote FOR the election of all the nominees.

          Boris Elisman, President and Chief Executive Officer, Director since 2013. Mr. Elisman, age 52, is the Company’s President and CEO. Prior to becoming our President and Chief Executive Officer (“CEO”) in March 2013, Mr. Elisman served as President and Chief Operating Officer of the Company from 2010 and was President, ACCO Brands Americas from 2008 to 2010. In 2008, he served as President of the Company’s Global Office Products Group and from 2004 to 2008, he served as President of the Company’s Computer Products Group. Prior to that time, Mr. Elisman held Vice President and General Manager positions in marketing and sales for the Hewlett-Packard Company from 2001 to 2004.

          Robert J. Keller, Chairman of the Board, Director since 2005. Mr. Keller, age 61, has served as Chairman of the Board of Directors of the Company since October 2008. He served as Chief Executive Officer of the Company from October 2008 to March 2013 and as Executive Chairman from March 2013 to March 2015, when he retired as an executive officer of the Company and transitioned to his current role as non-executive Chairman of our Board. Prior to joining the Company, Mr. Keller served as President and Chief Executive Officer and as a director of APAC Customer Services, Inc. from March 2004 until February 2008 and served in various capacities at Office Depot, Inc., most recently as its President, Business Services Group.

          George V. Bayly, Director since 2005. Mr. Bayly, age 72, is a private investor. Since August 2008, Mr. Bayly has served as Principal of Whitehall Investors LLC, a consulting and venture capital firm. Prior to that time, he served as Chairman and interim Chief Executive Officer of Altivity Packaging LLC, interim Chief Executive Officer of U.S. Can Corporation, and Chairman, President and Chief Executive Officer of Ivex Packaging Corporation, a specialty packaging company. Mr. Bayly was a director of General Binding Corporation from 1998 until August 2005, when it was acquired by the Company. He is currently a director of TreeHouse Foods, Inc., and was a director of CCL Industries, Inc. from 2009 to 2013 and a director of Graphic Packaging Holding Company from 2008 until February 2014.

          James A. Buzzard, Director since 2012. Mr. Buzzard, age 60, served as President of MeadWestvaco Corporation (“MWV”) from 2003 until his retirement in March 2014 and was responsible for global operations, including Packaging, Specialty Chemicals, Technology and Supply Chain. Mr. Buzzard began his career with Westvaco in 1978 and held positions of increasing responsibility over many years.

          Kathleen S. Dvorak, Director since 2010. Ms. Dvorak, age 58, is Executive Vice President and Chief Financial Officer of Richardson Electronics, Ltd., a global provider of engineered solutions and a leading distributor of electronic components to the electron device marketplace. Ms. Dvorak has responsibility for Finance, Information Technology, Human Resources and Legal. Previously, she was Senior Vice President and Chief Financial Officer of United Stationers Inc., an office products wholesaler and distributor from 2001 until 2007.

          Robert H. Jenkins, Director since 2007. Mr. Jenkins, age 72, is our Presiding Independent Director. Mr. Jenkins is retired. He served as Chairman, President and Chief Executive Officer of Sundstrand Corporation from 1997 to 1999 and as its President and Chief Executive Officer from 1995 to 1997. Sundstrand is an aerospace and industrial company that merged with United Technologies Corporation in June 1999, forming Hamilton Sundstrand Corporation. Mr. Jenkins is currently a director of AK Steel Holding Corporation, Clarcor, Inc. and Jason Industrial, Inc.

          Pradeep Jotwani, Director since 2014. Mr. Jotwani, age 60, is a Senior Vice President at Hewlett-Packard Company, where he has worked since 1982, except for the period between 2007 and 2012. From 2010 until 2012, he served as Senior Vice President at Eastman Kodak Company, which filed for bankruptcy in 2012. Mr. Jotwani served on the board of RealNetworks from 2007 to 2010 and from 2009 until 2010 he served on the boards of Westinghouse Solar and two private firms and worked as an operating executive at Vector Capital, a private equity firm.

          Thomas Kroeger, Director since 2009. Mr. Kroeger, age 66, is President of Spencer Alexander Associates, which provides management consulting and executive recruiting services. Spencer Alexander Associates is affiliated with Howard & O’Brien Associates, a retained executive search firm. He is also a member of the Operating Council of Kirtland Capital Partners, a private equity firm and currently serves as a director of Precision Dialog Holdings LLC. Previously, Mr. Kroeger served as chief human resources officer for each of Invacare Corporation, Office Depot, Inc. and The Sherwin-Williams Company. In each of these positions he was also a member of the executive committee.

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          Michael Norkus, Director since 2009. Mr. Norkus, age 68, is President of Alliance Consulting Group, a business strategy consulting firm. Prior to founding Alliance Consulting Group in 1986, Mr. Norkus was Vice President and director of The Boston Consulting Group, where he served for 11 years. Mr. Norkus also currently serves as a director of Genesee & Wyoming, Inc. and served as a director of Overland Storage, Inc. from 2004 to 2011.

          E. Mark Rajkowski, Director since 2012. Mr. Rajkowski, age 56, has been Senior Vice President and Chief Financial Officer of MWV since 2004. He began his career with PricewaterhouseCoopers LLP in 1981, last serving as the managing partner for the Upstate New York Technology Industry Group, and held financial and operating positions of increasing responsibility at Eastman Kodak Company prior to joining MWV.

          The table below highlights the primary reasons each individual was selected as a director nominee relative to our desired criteria for a diverse, well-balanced Board of Directors and the particular expertise, qualifications and skills we believe should be represented on our Board of Directors. Many of our directors have experience and expertise beyond those noted below. The table is intended to highlight the specific, unique characteristics which led to each individual’s selection.

	Boris Elisman	Robert J. Keller	George V. Bayly	James A. Buzzard	Kathleen S. Dvorak	Robert H. Jenkins	Pradeep Jotwani	Thomas Kroeger	Michael Norkus	E. Mark Rajkowski
Senior Operating Executive Expertise	√	√	√	√		√	√
Senior Financial Executive Expertise					√					√
Senior Marketing/Sales Executive Expertise	√	√		√			√
Senior HR/Compensation/Talent Development								√
Operating Knowledge of Company’s Industry	√	√	√	√	√		√	√
Public Company Directorship Experience			√			√		√
Enterprise Level Information Technology Expertise					√
International Market Development Expertise	√			√			√		√	√
Corporate Strategy Development Expertise		√							√	√
Corporate Governance Expertise			√			√		√	√
Risk Management Expertise					√	√			√	√

          During 2014, there were six meetings of the Board of Directors. Each director attended at least 75% of the total meetings of the Board of Directors and committees of the Board of Directors of which the director was a member. In addition to participation at Board of Directors and committee meetings, our directors discharge their responsibilities throughout the year through personal meetings and other communications, including considerable telephone contact with our Chairman, our CEO and others regarding matters of interest and concern to ACCO Brands.

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CORPORATE GOVERNANCE

          The Board of Directors has adopted Corporate Governance Principles to assist it in the exercise of its responsibility to oversee the performance of the Company’s management for the benefit of the Company’s stockholders and the maximization of stockholder value. These principles, along with the charters of the Board of Directors’ committees and other key policies and practices of the Board of Directors, are intended to provide a framework for the governance of the Company.

          Director Independence

          The Corporate Governance Principles provide that a majority of the members of the Board of Directors, and each member of the Audit, Compensation and Governance Committees, must meet certain criteria for independence. Based on the NYSE independence requirements, the Corporate Governance Principles (which are available on our website, www.accobrands.com) set forth certain standards to assist the Board of Directors in determining director independence. The Corporate Governance Principles provide that a director will be considered independent only if the Board of Directors affirmatively determines that the director has no material relationship with the Company, either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company. In addition, the Corporate Governance Principles provide that under no circumstances will a director be considered independent if:

(a)	the director is a current employee of the Company or any of its subsidiaries, or has an immediate family member who is a current executive officer of the Company or any of its subsidiaries;

(b)	the director is a former employee, or any immediate family member is a former executive officer, of the Company or its subsidiaries, until three years after the employment has ended;

(c)	the director (1) is a current partner or employee of the firm that is the Company’s internal or external auditor; (2) has been within the last three years, or has an immediate family member that has been within the last three years, a partner or employee of such firm and worked on the Company’s audit during that time; or (3) has an immediate family member who is currently, or within the last three years has been, an employee of such firm and participates in the audit, assurance or tax compliance (but not tax planning) practice;

(d)	the director or an immediate family member has been within the last three years employed as an executive officer of another company where any of the Company’s present executive officers serves or has served at the same time on that company’s compensation committee;

(e)	each year, the director or any immediate family member receives, or in any twelve-month period within the last three years has received, more than $120,000 in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on future service); and

(f)	the director is a current employee, or any immediate family member is a current executive officer, of a company that makes payments to, or receives payments from, the Company for property or services in an amount that exceeds, in any of the last three fiscal years, the greater of $1 million or 2% of the other company’s consolidated gross revenues.

          Each member of the Board of Directors, other than Messrs. Elisman and Keller, has been affirmatively determined by the Board of Directors to be independent as defined in the Corporate Governance Principles and in accordance with NYSE independence requirements. Sheila G. Talton, who served as a member of the Board of Directors during 2014 and resigned as a director on March 16, 2015, was also affirmatively determined by the Board of Directors to be independent.

          In reaching this conclusion as it relates to Messrs. Buzzard and Rajkowski, the Board considered the fact that during 2014, the Company purchased coated paper products from MWV. See “Transactions with Related Persons.” Mr. Rajkowski is, and until March 31, 2014 Mr. Buzzard was, an executive officer of MWV. After considering all the facts and circumstances related to this transaction, the Board of Directors concluded that its existence did not impair Messrs. Buzzard’s and Rajkowski’s independence.

          Mr. Norman H. Wesley served as our Presiding Independent Director until May 2014, when he retired and Mr. Jenkins became our Presiding Independent Director. Mr. Jenkins also served as our Presiding Independent Director from September 2008 to May 2013. The Presiding Independent Director presides at all executive sessions of the independent directors. Executive sessions of independent directors are held at every regularly scheduled meeting of the Board of Directors. In 2014, each regularly scheduled Board meeting included an independent director executive session.

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          Stockholder Communication

          The Board of Directors and management encourage communication from our stockholders. Stockholders who wish to communicate with our management should direct their communication to the Chairman or the Office of the Corporate Secretary, Four Corporate Drive, Lake Zurich, Illinois 60047. Stockholders and other interested parties who wish to communicate with the non-employee or independent directors, any individual director or the Presiding Independent Director should direct their communication c/o the Office of the Corporate Secretary at the address above. The Corporate Secretary will forward to our Presiding Independent Director any communications intended for the full Board of Directors, for the non-employee or independent directors as a group, or for the Presiding Independent Director. Communications intended for an individual director will be forwarded directly to that director. If multiple communications are received on a similar topic, the Corporate Secretary may, in her discretion, forward only representative correspondence. Any communications that are unrelated to the Company or Board business or that are abusive, inappropriate or in bad taste or present safety, security or privacy concerns may be handled differently.

          Annual Meeting Attendance

          We do not have a formal policy requiring members of the Board of Directors to attend stockholders’ annual meetings, although all directors are expected to attend. All of the directors serving on the Board of Directors at the time of the 2014 annual meeting of stockholders (other than Mr. Norman H. Wesley and Mr. G. Thomas Hargrove, both of whom retired following the meeting) were in attendance.

          Board of Directors’ Leadership Structure

          The Board of Directors regularly evaluates whether it is in the best interests of the Company for the positions of Chairman and CEO to be separate or combined. In March 2013, upon the appointment of Mr. Elisman as our CEO, we separated the role of Chairman and CEO, with Mr. Keller being appointed as the Company’s Chairman.

          Separating the roles of Chairman and CEO enables Mr. Elisman to focus his attention on his responsibilities as CEO while Mr. Keller’s role as Chairman provides continuity in leadership of the Board of Directors. The Board believes Mr. Keller’s continued service as a director is valuable to the Company given his familiarity with the Company’s overall business and its short- and long-term strategies. As CEO, Mr. Elisman reports directly to the Board of Directors.

          Although the roles of Chairman and CEO have been separated, Mr. Keller is not independent. Accordingly, we continue to have a Presiding Independent Director who presides at meetings of all independent directors in executive session. This allows directors to speak candidly on any matter of interest, without the Chairman, the CEO or other members of management present. Mr. Jenkins, our Presiding Independent Director, works closely with Messrs. Keller and Elisman in establishing the agenda for each meeting of the Board of Directors and acts as a conduit for contact between Messrs. Keller and Elisman and the other directors. The Presiding Independent Director, although not required to do so, also endeavors to attend as many Board committee meetings as possible.

          Further, it is our view that the independent members of our Board of Directors and the four standing Board committees provide appropriate oversight and an effective balance to our Chairman and our CEO roles. For additional information regarding the roles and responsibilities of our Audit Committee, Compensation Committee, Governance Committee and Finance and Planning Committee (the “Finance Committee”), see “--Committees.” The Chairman and the CEO do not serve on any of our standing committees and, as discussed in more detail below, the entire Board of Directors is actively involved in overseeing our risk management. We believe the independent composition of our principal Board committees, together with the Presiding Independent Director function, provides balanced leadership and consistent, effective oversight of our management and our company.

          Risk Oversight

          Our entire Board of Directors is actively involved in risk management. Operational and strategic presentations by management to the Board of Directors include consideration of the challenges and risks to our business, and the Board of Directors and management actively engage in discussions on these topics. At least annually, the Board of Directors reviews management’s long-term strategic plans and the risks associated with carrying out those plans. The presentation for that strategic review is compiled by senior management and approved by the CEO.

          In addition, our Governance Committee oversees our enterprise risk management activities and management’s administration of the Company’s corporate social responsibility and sustainability programs. Each of our other Board of Directors’ committees also considers risk within its area of responsibility. Our Audit Committee oversees financial risk and reviews legal and compliance matters and the adequacy of our internal controls over financial reporting and disclosure controls and procedures, including our

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information technology general controls. The Audit Committee also periodically requests management to address specific risk issues, including data security, at its meetings. The Finance Committee assists in monitoring and overseeing financial risk with respect to the Company’s capital structure, investments, use of derivatives and hedging instruments, business and financing plans and policies, as well as financing requirements. Likewise, our Compensation Committee considers risk and structures our executive compensation programs with an eye to providing incentives to appropriately reward executives for growing stockholder value without undue risk taking. See “Compensation Discussion and Analysis--Discussion and Analysis--Role of Our Compensation Consultant and Management.” Our Governance Committee periodically reviews the structure of our Board’s committees and charters to ensure appropriate oversight of risk.

          Committees

          The Board of Directors has established an Audit Committee, a Compensation Committee, a Governance Committee and a Finance Committee, each of which operates pursuant to a written charter that is available on our website (www.accobrands.com). The Company also has an Executive Committee that consists of Messrs. Keller (Chairperson), Elisman and Jenkins. The Executive Committee has all the power and authority of the Board of Directors except for specific powers that by law must be exercised by the entire Board of Directors. Although Messrs. Buzzard and Rajkowski are independent under our Corporate Governance Principles and the NYSE standards, the Board of Directors decided that neither of them should serve on the Compensation Committee, Governance Committee or Audit Committee, respectively, as an acknowledgment that some third parties may not consider them independent for a period of time due to their employment with MWV prior to the merger of a subsidiary of the Company with the consumer office products division of MWV in May 2012 (the “Mead C&OP Merger”).

Audit Committee

Members	The members of the Audit Committee are Ms. Dvorak (Chairperson), Mr. Jotwani and Mr. Jenkins, who joined the Audit Committee following Ms. Talton’s resignation as a director in March 2015. Each member meets, and during her tenure Ms. Talton met, the independence standards of our Corporate Governance Principles and the NYSE and the independence standards under Rule 10A-3 under the Securities Exchange Act of 1934 (the “Exchange Act”). Each member meets, and during her tenure Ms. Talton met, the financial literacy requirements of the NYSE and has been determined by the Board of Directors to be an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K under the Exchange Act.

Number of Meetings Last Year	Nine

Primary Functions	Oversees (1) the integrity of our financial statements and our accounting and financial reporting processes, (2) the independence and qualifications of our independent auditors, (3) the performance of the independent auditors and our internal audit function, and (4) our compliance with legal and regulatory requirements. As part of its responsibilities, the Audit Committee, among other things:

	•	retains and oversees an independent, registered public accounting firm to serve as the Company’s independent auditors to audit our financial statements and monitors the independence and performance of our independent auditors;

	•	approves the scope of audit work and reviews reports and recommendations of our independent auditors;

	•	meets separately with our independent auditors on a quarterly basis;

	•	reviews the annual internal audit plan, summaries of key reports and updates on the results of internal audit work;

	•	reviews internal audit staffing levels, qualifications and annual expense budgets;

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	•	pre-approves all audit and permissible non-audit services to be provided by our independent auditors in accordance with policies and procedures established and maintained by the Audit Committee;

	•	reviews and discusses with management our financial statements and quarterly and annual reports to be filed with the SEC, our earnings announcements and related materials;

	•	reviews and discusses with management the adequacy and effectiveness of our disclosure controls and procedures and our internal control over financial reporting, including any material weaknesses, significant deficiencies or changes in internal controls;

	•	discusses with our independent auditors our annual and quarterly financial statements;

	•	reviews our policies regarding financial risk assessment and risk management and discusses with management financial risk exposure and controls;

	•	establishes and oversees procedures for receiving and responding to concerns regarding accounting, internal accounting controls and auditing matters; and

	•	reviews and approves (or ratifies where appropriate) certain categories of related-party transactions.

Compensation Committee

Members	The members of the Compensation Committee are Messrs. Kroeger (Chairperson), Bayly and Norkus. Each member meets the independence standards of our Corporate Governance Principles and the NYSE, as well as qualifies as a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act and as an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code, as amended (the “Code”).

Number of Meetings Last Year	Seven

Primary Functions	Oversees compensation and benefit programs for our executive officers and other members of senior management with a view towards attracting, motivating, and retaining high-quality leadership and compensating those individuals in a manner that is aligned with stockholders’ interests, consistent with competitive practices, commensurate with performance and in compliance with the requirements of appropriate regulatory bodies. As part of its responsibility the Compensation Committee, among other things:

	•	establishes the Company’s compensation philosophy;

	•	annually reviews and recommends to the Board of Directors the compensation of our CEO and evaluates his performance against incentive goals established by the Compensation Committee;

	•	establishes and approves the compensation for our other executive officers;

	•	administers, reviews and exercises the Board of Directors’ authority with respect to equity-based, and annual and long-term incentive compensation plans of the Company; determines and approves, or recommends for approval, grants of awards under such plans to executive officers; and

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delegates, at its discretion, to the CEO the authority to grant equity-based and incentive awards to non-executive employees;

•	exercises the Board of Directors’ authority with respect to the oversight and, where applicable, administration of the Company’s health and benefit and defined benefit, retirement and supplemental retirement plans, including the Company’s 401(k) plan;

•	exercises the Board of Directors’ authority with respect to employment, compensation, severance and change-in-control arrangements or agreements with executive officers, and, if applicable, other key employees as it may determine, and oversees management’s administration of such agreements or arrangements;

	•	oversees the succession planning processes for executive officers and assists the Board of Directors in establishing such processes for our CEO;

	•	oversees risk management with respect to the Company’s compensation policies and practices; and

	•	establishes and reviews guidelines requiring our executives and other officers to maintain certain levels of stock ownership in the Company.

Corporate Governance and Nominating Committee

Members	The members of the Governance Committee are Messrs. Norkus (Chairperson), Bayly, Jotwani and Kroeger. Each member meets the independence standards of our Corporate Governance Principles and the NYSE.

Number of Meetings Last Year	Seven

Primary Functions	Develops and oversees the Company’s corporate governance policies and provides advice with respect to corporate governance, the rights and interests of stockholders and the organization, evaluation and functioning of the Board of Directors and its committees. The Governance Committee also identifies, reviews and recommends candidates for election to the Board of Directors and its committees. As part of its responsibility, the Governance Committee, among other things:

	•	annually reviews and recommends changes to the Company’s corporate governance principles;

	•	reviews and provides recommendations with respect to the composition and structure of the Board of Directors and the duties, powers, composition and structure of the Board’s committees;

	•	establishes and reviews criteria relating to the qualifications, candidacy, service and tenure of directors and the procedures for the consideration of director candidates recommended by the Company’s stockholders;

	•	identifies and evaluates potential director candidates and recommends nominees for election or re-election as members of the Board of Directors;

	•	establishes and reviews criteria and qualifications for membership on Board’s committees and recommends directors for membership on such committees;

	•	manages the annual performance review process of the Board of Directors and the Board’s committees;

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	•	annually reviews and makes recommendations regarding compensation arrangements for non-employee directors, and administers the Company’s non-employee director deferred compensation plan;

	•	develops, recommends and periodically reviews the non-employee director stock ownership guidelines; and

	•	oversees management’s administration of the Company’s enterprise risk management, corporate social responsibility and sustainability programs.

Finance and Planning Committee

Members	The members of the Finance Committee are Mr. Rajkowski (Chairperson), Ms. Dvorak and Mr. Jenkins, who joined the Finance Committee following Ms. Talton’s resignation as a director in March 2015. Each member meets, and during her tenure Ms. Talton met, the independence standards of our Corporate Governance Principles and the NYSE.

Number of Meetings Last Year	Five

Primary Functions	Assists the Board of Directors in fulfilling its responsibilities to monitor and oversee the Company’s financial affairs with respect to the Company’s capital structure, investments, business and financing plans and policies, as well as financing requirements. The Finance Committee also evaluates specific financial proposals, plans, strategies, transactions and other initiatives. As part of its responsibility the Finance Committee, among other things:

	•	reviews the capital structure and financing requirements of the Company, as well as the Company’s debt ratings and bank credit facility arrangements, and makes recommendations to management concerning the Company’s liquidity needs;

	•	reviews and approves the Company’s policies related to use of hedging and derivative instruments, including, among other things, approving any future authorizations for the Company and its subsidiaries to enter into swaps;

	•	reviews and makes recommendations to management regarding the annual business plan;

	•	reviews and makes recommendations to management on any proposals for equity and debt transactions under consideration, including, but not limited to, issuances, repurchases, redemptions, retirements and recapitalizations;

	•	reviews and makes recommendations to management on any strategic actions under consideration, including any proposed acquisitions, divestitures, mergers, strategic alliances, investments or other actions to maintain or enhance stockholder value;

	•	reviews and makes recommendations to management regarding the Company’s dividend policy; and

	•	annually reviews the funding and investment performance of the Company’s defined benefit, retirement and supplemental retirement plans, including the Company’s 401(k) plans.

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          Board and Committee Self-Evaluation

          Under the direction of the Governance Committee and our Presiding Independent Director, the Board of Directors and each Committee conducts an annual review of its performance and effectiveness.

          Director Nomination Process

          In identifying and evaluating director candidates for recommendation as nominees to the Board of Directors, the Governance Committee will determine, among other things, whether there are any evolving needs of the Board of Directors and the Company that require a director with particular expertise or experience to fill that need. The Governance Committee may retain a third-party search firm to locate and provide information on candidates that meet the needs of the Board of Directors at that time. The Chairperson of the Governance Committee and some or all of the members of the Governance Committee will interview potential candidates that are deemed appropriate. If the Governance Committee determines that a potential candidate meets the needs of the Board of Directors, has the qualifications, and meets the standards set forth in the Company’s Corporate Governance Principles and as further described under the headings “Election of Directors--Qualifications Required for all Directors” and “--Experience, Qualifications and Skills to Be Represented on Our Board of Directors”, it will vote to recommend to the Board of Directors the nomination of the candidate.

          The policy of the Governance Committee is to consider director candidates recommended by stockholders if properly submitted to the Governance Committee. Stockholders wishing to recommend persons for consideration by the Governance Committee as nominees for election to the Board of Directors can do so by writing to the Office of the Corporate Secretary of ACCO Brands Corporation at Four Corporate Drive, Lake Zurich, Illinois 60047. Recommendations must include the proposed nominee’s name, biographical data and qualifications as well as a written statement from the proposed nominee consenting to be named as a nominee and, if nominated and elected, to serve as a director. The Governance Committee will then consider the candidate and the candidate’s qualifications. The Governance Committee may contact the stockholder making the nomination to discuss the qualifications of the candidate and the reasons for making the nomination and may interview the candidate if the Governance Committee deems the candidate to be appropriate. The Governance Committee may use the services of a third-party search firm to provide additional information about the candidate in determining whether to make a recommendation to the Board of Directors.

          The Governance Committee’s nomination process for stockholder-recommended candidates and all other candidates is designed to ensure that the Governance Committee fulfills its responsibility to recommend candidates that are properly qualified to serve the Company for the benefit of all of its stockholders, consistent with the standards established by the Governance Committee under our Corporate Governance Principles. Stockholders seeking to nominate persons for election to our Board of Directors must comply with our procedures for stockholder nominations described under the heading “Submission of Stockholder Proposals and Nominations.”

          Compensation Committee Interlocks and Insider Participation

          All current members of the Compensation Committee are considered independent under our Corporate Governance Principles. No interlocking relationships exist between the Board of Directors or the Compensation Committee and the board of directors or compensation committee of any other company.

          Section 16(a) Beneficial Ownership Reporting Compliance

          Our directors and executive officers are subject to Section 16 of the Exchange Act, which requires them to file with the SEC reports regarding their ownership and changes in beneficial ownership of our equity securities. Reports received by the Company indicate that all directors and executive officers have filed all requisite reports with the SEC on a timely basis during 2014.

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TRANSACTIONS WITH RELATED PERSONS

          The Company recognizes that transactions between the Company and any of its directors or executive officers can present potential or actual conflicts of interest and create the appearance that Company decisions are based on considerations other than the best interests of the Company and its stockholders. Therefore, as a general matter and in accordance with the Company’s Code of Business Conduct and Ethics, it is the Company’s preference to avoid such transactions. Nevertheless, the Company recognizes that there are situations where such transactions may be in, or may not be inconsistent with, the best interests of the Company. Therefore, the Company has adopted a formal written policy which requires the Audit Committee to review and, if appropriate, to approve or ratify any such transactions. Pursuant to the policy, the Audit Committee will review any transaction in which the Company is, or will be, a participant and the amount involved exceeds $120,000, and in which any of the Company’s directors or executive officers or any of their immediate family members had, has or will have a direct or indirect material interest. After its review, the Audit Committee will only approve or ratify those transactions that are in, or are not inconsistent with, the best interests of the Company and its stockholders, as the Audit Committee determines in good faith. The Audit Committee has also directed the Company’s General Counsel and internal audit department to review the Company’s compliance with this policy on at least an annual basis.

          During 2014, the Company purchased approximately $1.2 million of coated paper products from MWV in a series of transactions. This amount represents significantly less than one percent of either party’s reported annual revenues. Management has determined that such transactions were on terms at least as favorable to the Company as terms otherwise available in the marketplace. Management has also been advised by MWV that Messrs. Buzzard’s and Rajkowski’s compensation was not impacted by these transactions.

14

2014 DIRECTOR COMPENSATION

          The following table sets forth the compensation paid to members of our Board of Directors in 2014 other than Mr. Elisman, whose compensation is included in the 2014 Summary Compensation Table since he is a named executive officer of the Company.

Name	Fees Earned or Paid in Cash ($)		Stock Awards(1) ($)	All Other Compensation(2) ($)	Total ($)
George V. Bayly	90,000		90,000	—	180,000
James A. Buzzard	90,000		90,000	—	180,000
Kathleen S. Dvorak	110,000		90,000	—	200,000
Robert H. Jenkins	105,743		90,000	5,000	200,743
Pradeep Jotwani(3)	71,000		104,055	—	175,055
Robert J. Keller	380,000	(4)	—	36,453	416,453
Thomas Kroeger	105,000		90,000	5,000	200,000
Michael Norkus	100,000		90,000	1,000	191,000
E. Mark Rajkowski	100,000		90,000	2,500	192,500
Sheila G. Talton(5)	90,000		90,000	5,000	185,000

(1)	The amounts represent the grant date fair value of equity awards determined in accordance with FASB ASC Topic 718. Assumptions used in determining the grant date fair value of these awards are set forth in Note 6 to the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 filed with the SEC. The aggregate number of outstanding stock awards and options or stock -settled stock appreciation rights held by each director at December 31, 2014 is set forth in the table below:

Name	Restricted Stock Units (RSUs)	Performance Stock Units (PSUs)(a)	Stock Options/SSARs
George V. Bayly	8,746	—	—
James A. Buzzard	8,746	—	—
Kathleen S. Dvorak	36,566	—	—
Robert H. Jenkins	8,746	—	—
Pradeep Jotwani	17,215	—	—
Robert J. Keller	601,755	125,931	549,975
Thomas Kroeger	8,746	—	—
Michael Norkus	23,598	—	—
E. Mark Rajkowski	23,598	—	—
Sheila G. Talton	36,566	—	—

(a) Represents total number of PSUs at target level of achievement.

(2)	For Messrs. Jenkins, Kroeger, Norkus, Rajkowski and Ms. Talton, amounts under “All Other Compensation” represent matching charitable donations made by the Company on behalf of such directors. See “--Director Charitable Matching Gift Program.” For Mr. Keller, the amount consists of (a) an automobile allowance of $15,996; (b) $11,700 representing the Company’s 2014 contributions to his tax-qualified 401(k) savings plan account; and (c) $8,757 in group term life and long-term disability insurance premiums paid on his behalf.
(3)	Mr. Jotwani was appointed to the Board of Directors effective March 18, 2014 and, as such, received a pro-rated annual cash retainer and a pro-rated annual equity award in addition to his regular annual equity award in May 2014.
(4)	Represents Mr. Keller’s salary earned in 2014 as Executive Chairman.
(5)	Resigned from the Board of Directors on March 16, 2015.

          Cash Compensation for Non-Employee Directors. Each non-employee director is paid a cash retainer of $90,000. There are no separate meeting fees paid. The $90,000 retainer was benchmarked against director compensation of companies in the Company’s Peer Group, as described under the heading “Compensation Discussion and Analysis--Discussion and Analysis--Peer Group.”

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          In addition to the annual retainer paid to all non-employee directors, committee chairpersons receive additional annual retainers totaling $20,000 for the Audit Committee, $15,000 for the Compensation Committee and $10,000 for the Governance Committee and Finance Committee or any other committees established by the Board of Directors. In addition, the Presiding Independent Director is paid an additional annual retainer of $25,000.

          Upon filing a timely election, a director may elect to defer the cash portion of his or her compensation under our Deferred Compensation Plan for Directors (the “Deferred Plan”). In such an event the director may choose to have his or her deferral account credited in either or both of a phantom fixed income or phantom stock unit account. The phantom stock unit account would correspond to the value of, and the dividend rights associated with, an equivalent number of shares of the Company’s common stock. The balance in a phantom stock unit account, upon the conclusion of service as a director, will be paid to the director in either a lump-sum cash distribution or a lump-sum distribution of shares of ACCO Brands’ common stock, as the director may elect. The balance in a phantom fixed income account, upon the conclusion of service as a director, would be paid to the director in a lump-sum cash distribution. Our obligation to redeem a phantom account is unsecured and is subject to the claims of our general creditors. For the year 2014, one director elected to defer a portion of his cash compensation. As of December 31, 2014, one director had a balance in the phantom stock unit account under the Deferred Plan and none of our directors had a balance in the phantom fixed income unit account.

          Equity-Based Compensation for Non-Employee Directors. Each non-employee director receives an annual equity grant either in the form of restricted stock units (“RSUs”) or common stock under our 2011 Amended and Restated ACCO Brands Corporation Incentive Plan, as amended (the “2011 Incentive Plan”) with a fair market value as defined in the 2011 Incentive Plan of $90,000. Non-employee directors are required to receive their equity grants in the form of deferred RSUs if they have not attained the minimum stock ownership required under the Director Stock Ownership Guidelines of three times their annual cash compensation. After achieving the minimum stock ownership guideline, directors are entitled to elect each year whether to receive an outright stock grant or deferred RSUs under the Deferred Plan. Non-employee directors elected to the Board of Directors other than at an annual meeting receive a pro-rata portion of such amount based on the time between their date of appointment and the date of the next annual stockholders’ meeting.

          Under the terms of the 2011 Incentive Plan and each individual director’s RSU award agreement, each RSU represents the right to receive one share of our common stock and is fully vested and non-forfeitable on the date of grant. However, the payment of all RSUs to non-employee directors is deferred under the Deferred Plan. The Deferred Plan provides that such awards are payable within 30 days after the conclusion of service as a director. Directors holding deferred RSUs are credited with additional RSUs based on the amount of any dividend that may be paid by the Company.

          Compensation for Mr. Keller. During 2014, Mr. Keller served as Executive Chairman of the Board and was paid a salary of $380,000. Effective March 13, 2015, Mr. Keller retired as an executive officer of the Company, and transitioned to his current role as non-executive Chairman. As a non-employee director, Mr. Keller will be compensated in the same manner as all other non-employee directors. In addition to his annual cash retainer and equity-based compensation, Mr. Keller will be paid an additional annual retainer of $100,000 for serving as Chairman of our Board of Directors.

          Director Charitable Matching Gift Program. The Company has established a program under which it will make matching charitable gifts of up to $5,000 annually on behalf of each of its non-employee directors. During 2014, five non-employee directors participated in this program.

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RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

(Proxy Item 2)

          The Audit Committee has appointed KPMG LLP (“KPMG”) as our independent registered public accounting firm for the fiscal year ending December 31, 2015. During 2014, KPMG served as the Company’s independent registered public accounting firm and also provided certain other services to the Company. The Audit Committee and the Board of Directors recommend that you ratify this appointment. In line with this recommendation, the Board of Directors intends to introduce the following resolution at the Annual Meeting:

“RESOLVED, that the appointment of KPMG LLP as the independent registered public accounting firm for the Company for the year 2015 is ratified.”

          A member of KPMG is expected to attend the Annual Meeting to make a statement if he or she desires, and will respond to appropriate questions that may be asked by stockholders.

          The Board of Directors recommends that you vote FOR Proxy Item 2.

Report of the Audit Committee

          The Audit Committee is composed of directors that are “independent” as defined under the NYSE corporate governance listing standards and Rule 10A-3 of the Exchange Act. The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management is responsible for the Company’s financial statements and the financial reporting process, including implementing and maintaining effective internal control over financial reporting and for the assessment of, and reporting on, the effectiveness of internal control over financial reporting. The Company’s independent registered public accounting firm for 2014, KPMG, is responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States and for expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed with management and KPMG the Company’s audited financial statements for the year ended December 31, 2014 and reports on the effectiveness of internal controls over financial reporting as of December 31, 2014 contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, including a discussion of the reasonableness of significant judgments and clarity of disclosures in the financial statements. The Audit Committee also reviewed and discussed with management the disclosures made in “Management’s Discussion and Analysis of Financial Conditions and Results of Operations” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014.

          The Audit Committee has reviewed and discussed with KPMG the matters required to be discussed by PCAOB Auditing Standard No. 16, Communication with Audit Committees, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380). In addition, the Audit Committee has discussed with KPMG the firm’s independence from the Company, including the matters in the letter provided to the Audit Committee by KPMG regarding the firm’s communications with the Audit Committee concerning independence as required by the Public Company Accounting Oversight Board and has considered the compatibility of non-audit services with the auditor’s independence.

          The Audit Committee discussed with KPMG the overall scope and plans for their integrated audit. The Audit Committee meets with KPMG, with and without management present, to discuss the results of the firm’s examinations, its evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

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          Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 for filing with the SEC.

          Members of the Audit Committee:

          Kathleen Dvorak (Chairperson)

          Pradeep Jotwani

          Sheila G. Talton (through March 16, 2015)

(Robert H. Jenkins joined the Audit Committee on March 17, 2015, but did not take part in the review and discussion referred to in this Audit Committee Report.)

          This report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such acts.

          Audit and Non-Audit Fees

          Our independent registered public accounting firm for the 2013 and 2014 fiscal years was KPMG. The following table summarizes the fees paid or payable by the Company to KPMG for services rendered during 2013 and 2014, respectively:

	2013	2014
Audit fees	$2,999,000	$2,325,000
Audit-related fees	60,000	—
Tax fees	340,000	204,000
All other fees	95,000	12,000
Total	$3,494,000	$2,541,000

          Audit fees include fees for the audit of our annual financial statements, the audit of the effectiveness of the Company’s internal control over financial reporting, the review of our financial information included in our Form 10-Q quarterly reports filed with the SEC and services performed in connection with other statutory and regulatory filings or engagements. The audit fees for 2013 include additional fees related to the 2013 audit incurred in 2014. The audit-related fees in 2013 include amounts related to the Company’s registration statement for notes issued in connection with financing the Mead C&OP Merger and advice and consultation regarding an SEC comment letter. The tax services provided in both 2013 and 2014 primarily involved domestic and international tax compliance work and tax planning. Other fees for 2013 were associated with due diligence for an acquisition.

          Approval of Audit and Non-Audit Services

          All audit and non-audit services provided to the Company by KPMG are approved in advance by the Audit Committee. The Audit Committee has adopted the following policies and procedures for the pre-approval of all audit and permissible non-audit services provided by our independent registered public accounting firm. The Audit Committee annually reviews the audit and non-audit services to be performed by the independent registered public accounting firm during the upcoming year. The Audit Committee considers, among other things, whether the provision of specific non-audit services is permissible under existing law and whether it is consistent with maintaining the registered public accounting firm’s independence. The Audit Committee then approves the audit services and any permissible non-audit services it deems appropriate for the upcoming year. The Audit Committee’s pre-approval of non-audit services is specific as to the services to be provided and includes pre-set spending limits. The provision of any additional non-audit services during the year, or the provision of services in excess of pre-set spending limits, must be pre-approved by either the Audit Committee or by the Chairman of the Audit Committee, who has been delegated authority to pre-approve such services on behalf of the Audit Committee. Any pre-approvals granted by the Chairman of the Audit Committee must be reported to the full Audit Committee at its next regularly scheduled meeting. All of the fees described above for services provided to the Company under audit fees, audit-related fees, tax fees and all other fees were pre-approved by the Audit Committee pursuant to the Company’s pre-approval policies and procedures.

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          Remediation of Material Weakness

          As previously disclosed, in the course of completing its assessment of internal control over financial reporting as of December 31, 2013, the Company’s management identified deficiencies related to the design, implementation and effectiveness of certain U.S. and Canadian information technology general controls for the consumer and office products business of MWV which was acquired by the Company in May 2012 (the “Mead C&OP Business”) that amounted to a material weakness in the Company’s internal control over financial reporting. In response, management developed and implemented a remediation plan to address this material weakness and, as reported in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, based on the actions taken and its testing results, management concluded that the material weakness was remediated as of December 31, 2014.

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CERTAIN INFORMATION REGARDING SECURITY HOLDERS

          The following table sets forth the beneficial ownership of the Company’s common stock as of March 13, 2015 by the following individuals or entities:

●	each person known to us that owns more than 5% of the outstanding shares of the Company’s common stock;
●	each of our directors and named executive officers; and
●	all directors and executive officers of the Company as a group.

          Beneficial ownership is determined in accordance with the rules of the SEC. Except as otherwise indicated, each person named in the table has sole voting and investment power with respect to all shares of common stock shown as beneficially owned, subject to applicable community property laws. As of March 13, 2015, 112,285,889 shares of common stock were outstanding. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, shares of common stock that are subject to RSUs, stock options or Stock-Settled Stock Appreciation Rights (“SSARs”) held by that person that vest or are exercisable on or before May 12, 2015 (within 60 days after March 13, 2015) are deemed outstanding.

Beneficial Ownership

Name	Number of Shares		Number of Shares Subject to Options and SSARs(1)	Number of Shares Subject to RSUs(2)	Total	Percent
Wellington Management Group, LLP 280 Congress St. Boston, MA 02210(3)	15,304,383		—	—	15,304,383	13.6%
BlackRock, Inc.	6,300,972		—	—	6,300,972	5.6%
55 East 52nd St
New York, NY 10022(4)
Wells Fargo & Company	6,798,383		—	—	6,798,383	6.1%
420 Montgomery St.
San Francisco, CA 94104(5)
The Vanguard Group 100 Vanguard Boulevard Malvern, PA 19355(6)	6,715,059		—	—	6,715,059	6.0%

George V. Bayly	80,669		—	8,746	89,415	*
James A. Buzzard	67,036		—	8,746	75,782	*
Kathleen S. Dvorak	18,478		—	36,566	55,044	*
Boris Elisman(7)	192,868		362,836	—	555,704	*
Robert H. Jenkins	84,680		—	8,746	93,426	*
Pradeep Jotwani	—		—	17,215	17,215	*
Robert J. Keller(7)	623,125		503,048	—	1,126,173	1.0%
Thomas Kroeger(8)	40,008		—	8,746	48,754	*
Michael Norkus	91,208	(9)	—	23,598	114,806	*
E. Mark Rajkowski(10)	58,169		—	23,598	81,767	*
Neal V. Fenwick(11)	259,178		231,919	—	491,097	*
Christopher M. Franey(7)	65,323		214,700	—	280,023	*
Neil A. McLachlan	38,416		82,516	—	120,932	*
Thomas W. Tedford	55,418		105,024	—	160,442	*
All directors and executive officers as a group (19 persons)(7)	1,909,992		1,786,001	135,961	3,831,954	3.4%

*	Less than 1%

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(1)	Indicates the number of shares of common stock issuable upon the exercise of options or SSARs exercisable on or before May 12, 2015 (within 60 days after March 13, 2015).
(2)	Indicates the number of shares subject to vested RSUs or RSUs that may vest on or before May 12, 2015 (within 60 days after March 13, 2015). For members of our Board of Directors, these units represent the right to receive one share of common stock upon cessation of service as a director or, in some circumstances, upon a change-in-control of the Company.
(3)	Based solely on a Schedule 13G/A filed with the SEC on February 12, 2015 by Wellington Management Group, LLP. Wellington Management Group, LLP does not have sole dispositive or voting power over any of the shares, has shared voting power over 11,131,518 of the shares and has shared dispositive power over all of the shares.
(4)	Based solely on a Schedule 13G/A filed with the SEC on February 2, 2015 by BlackRock, Inc., which has sole dispositive power over all of the shares and sole voting power over 5,988,824 of the shares.
(5)	Based solely on a Schedule 13G/A filed with the SEC on February 5, 2015 by Wells Fargo & Company on its own behalf and on behalf of certain subsidiaries. Of these shares, Wells Fargo & Company has sole voting and dispositive power over 5,381 shares, shared voting power over 5,917,372 shares, and shared dispositive power over 6,791,351 shares.
(6)	Based solely on a Schedule 13G/A filed with the SEC on February 10, 2015 by The Vanguard Group. Of these shares, The Vanguard Group has sole voting power over 175,053 shares, sole dispositive power over 6,552,806 shares, and shared dispositive power over 162,253 shares.
(7)	Includes 6,980, 22,229, 1,333, and 53,942 shares owned by Messrs. Elisman, Keller, and Franey and all directors and officers as a group, respectively, through the Company’s 401(k) plans as of January 31, 2015.
(8)	Mr. Kroeger shares voting and dispositive powers over 12,188 shares with his wife, as co-trustees of a family trust.
(9)	Includes 5,352 shares that may be acquired under outstanding phantom stock units which may be settled, at Mr. Norkus’ election, in cash or shares of common stock upon cessation of his service as a director.
(10)	Includes 29,537 shares owned by Mr. Rajkowski’s wife.
(11)	Includes 21,407 shares owned by Mr. Fenwick through the Company’s 401(k) plan as of January 31, 2015; 2,500 shares held by Mr. Fenwick’s wife; and 1,000 shares held by his children.

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COMPENSATION DISCUSSION AND ANALYSIS

          The following discussion contains statements regarding future plans, performance targets and/or goals. This information is disclosed in the limited context of the Company compensation programs and should not be understood to be statements of management’s expectations or estimates of results or other guidance. We specifically caution investors not to apply these statements to other contexts. In addition, free cash flow and constant currency sales are non-GAAP measures. For a description of how we calculate free cash flow and constant currency sales and for a reconciliation of these measures to the most directly comparable GAAP measures, see Item 6, Selected Financial Data, in our Annual Report on Form 10-K for the year ended December 31, 2014, which can be found at the Investor Relations section of our website at www.accobrands.com.

Executive Summary

          Our Named Executive Officers

          The following executive officers are the named executive officers whose compensation is discussed and disclosed in this Proxy Statement:

•	Boris Elisman, President and Chief Executive Officer
•	Neal V. Fenwick, Executive Vice President and Chief Financial Officer
•	Thomas W. Tedford, Executive Vice President; President, U.S. Office and Consumer Products
•	Neil A. McLachlan, Executive Vice President; President, ACCO Brands International
•	Christopher M. Franey, Executive Vice President; President, ACCO Brands Computer Products Group

          2014 Financial Performance Overview

          Our Business. ACCO Brands is a leading global manufacturer and marketer of office, school and calendar products and select computer and electronic accessories. Approximately 80% of our net sales come from brands that occupy the number one or number two positions in the select markets in which we compete. We seek to develop new products that meet the needs of our consumers and commercial end-users. We compete through a balance of product innovation, category management, a low-cost operating model and an efficient supply chain. We sell our products to consumers and commercial end-users primarily through resellers, including traditional office supply resellers, wholesalers, and retailers, including on-line retailers. Our products are sold primarily to markets located in the U.S., Northern Europe, Brazil, Canada, Australia, and Mexico.

          Our 2014 Results. The Company delivered financial performance that was largely in line with internal objectives and significantly ahead of last year, despite customer consolidation, adverse currency pressures and an otherwise challenging international economy. The Company improved earnings, generated significant free cash flow, reduced net leverage to the lowest level in its history, and initiated a stock buy-back program. ACCO Brands’ stock price increased 34% during the year.

          Through disciplined execution, management successfully managed the external challenges, taking share and improving margins in our mature markets and growing local-currency revenues in our emerging markets. Cost savings and productivity improvements, as well as lower interest expense from lower debt levels, also contributed significantly to the improved results.

          Sales decreased 4% to $1,698.2 million from $1,765.1 million in the prior-year. The decline in sales was driven primarily by the merger of two large office products customers and negative currency translation. Gross margins improved 40 basis-points to 31.4%, expenses stayed relatively flat at 19.5%, and operating margins expanded 200 basis-points to 10.3%. Interest expense was reduced by $10 million in the year. Net income increased to $91.6 million, or $0.79 per share, from $77.1 million, or $0.67 per share, in 2013. We generated $145.9 million of free cash flow, reduced external debt by $120 million, and bought back $22 million of our shares.

          ACCO Brands North America delivered strong performance in 2014. Operating income increased 43%, to $140.7 million from $98.2 million, despite a 3% decline in sales. Sales decreased to $1,006.0 million from $1,041.4 million in the prior year largely due to impacts from the customer merger. Lost gross profit due to the sales decline was more than offset by a reduction in restructuring charges as well as cost savings from restructuring initiatives and other productivity improvements resulting in a significant improvement in operating income.

          A strong U.S. dollar negatively impacted ACCO Brands International results. Operating income declined to $62.9 million from $66.5 million and sales were down 3% to $546.9 million from $566.6 million in 2013, in both cases, primarily due to currency translation. On a constant currency basis, ACCO Brands International sales were up 1% from 2013.

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          2014 was a transition year for the Computer Products Group segment resulting from our strategic decision to shift focus away from commoditized tablet accessories. During 2014, Computer Products sales decreased 13% to $136.3 million from $157.1 million in 2013, and operating income decreased to $8.2 million from $13.7 million. Both the sales and operating income declines were primarily due to substantially lower sales and margins in the tablet accessory business, including price discounting to sell remaining inventory. 80% of the Computer Products Group segment’s sales and all of its operating profit came from security and personal computer accessories.

          For more information about our business, please see “Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2014, filed with the SEC on February 25, 2015, which can be found at the Investor Relations section of our website at www.accobrands.com.

          Stock Price Performance

          The following table compares the cumulative total stockholder return on our common stock to that of the Russell 2000 Index and the S&P Office Services and Supplies (SuperCap1500) Index assuming an investment of $100 in each from December 31, 2013 through December 31, 2014. Stock price performance included in this table is not indicative of our future stock price performance.

Cumulative Total Return
	12/31/13	12/31/14	Percentage of Change
ACCO Brands Corporation	$100.00	$134.08	34.08%
Russell 2000	100.00	104.89	4.89%
S&P Office Services and Supplies	100.00	104.75	4.75%
(SuperCap1500)

          Impact of 2014 Company Performance on Executive Compensation

          We believe the compensation earned in 2014 by our executive officers, including our named executive officers, properly reflected the performance of the Company. Overall, the Company delivered improved year-over-year adjusted operating income, and strong adjusted free cash flow, a slight reduction in net sales and somewhat higher working capital efficiency.

          Performance measures for the 2014 annual incentive plan (“AIP”) for our executive officers, including our named executive officers, consisted of a combination of adjusted operating income, net sales growth and working capital efficiency for the Company as a whole and, as appropriate, for individual business units. At least fifty percent of the 2014 AIP award payout for each of our named executive officers was based on ACCO Brands’ adjusted operating income.

          Messrs. Elisman and Fenwick each earned 84.4% of their target AIP awards, and Messrs. Tedford, McLachlan, and Franey earned 98.1%, 65.3% and 49.4%, respectively, of their target AIP awards. All named executive officers’ payouts reflected the near-target performance of ACCO Brands’ adjusted operating income, with Messrs. Elisman and Fenwick’s AIP awards appropriately weighted more heavily toward total Company adjusted operating income than the other named executive officers. In addition, each of these officer’s AIP award payout is reflective of other factors as follows:

•	Messrs. Elisman and Fenwick’s 84.4% AIP award payout reflected above threshold performance for total Company net sales and working capital efficiency.
•	Mr. Tedford’s 98.1% AIP award payout reflected above-target performance by the U.S. business on its adjusted operating income measure.
•	Mr. McLachlan’s 65.3% AIP award payout reflected strong working capital efficiency performance in significant portions of the international business.
•	Mr. Franey’s 49.4% AIP award payout was impacted by the performance of the Computer Products Group, which did not achieve threshold performance on its business unit AIP measures.

          For more details, see “--Discussion and Analysis--Annual Compensation--Annual Incentives” and the 2014 Summary Compensation Table.

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          The performance measures for the 2012-2014 performance stock unit (“PSU”) performance cycle which ended on December 31, 2014 consisted of various adjusted free cash flow metrics in each of 2012, 2013 and 2014, as well as revenue, select working capital ratios, and EBITDA targets in 2012. The Company exceeded its adjusted free cash flow target of $140 million in 2014, and accordingly 120.1% of the PSUs for the 2014 performance period of the 2012-2014 PSU cycle was earned by our executive officers, including our named executive officers. When combined with the results for 2012 and 2013 performance periods, our executive officers, including our named executive officers, other than Mr. McLachlan, received shares of common stock during the first quarter of 2015 in settlement of 97.2% of the PSUs initially granted for the 2012-2014 PSU cycle. Mr. McLachlan earned 95.9% of the PSUs initially granted for the 2012-2014 PSU performance cycle. For additional information, see “--Discussion and Analysis--Long-Term Incentive Compensation” and the 2014 Option Exercises and Stock Vested table.

          2014 CEO Pay Decisions

          On March 31, 2014, Mr. Elisman successfully completed his first year as CEO of the Company. Taking into account his 2013 performance and the fact that Mr. Elisman’s total 2013 compensation package was below the 25th percentile of the Company’s Peer Group, in March 2014, the Compensation Committee recommended, and the Board of Directors approved, the following actions related to Mr. Elisman’s 2014 compensation:

•	A 5% increase in his base salary to $735,000 effective June 30, 2014;
•	An increase in his 2014 AIP target to 110% of base salary from 105% in 2013; and
•	The grant of a long-term equity award consisting of 50% PSUs, 25% RSUs and 25% non-qualified stock options (“NQSOs”) with an aggregate target award grant value of $2,000,000. This compares with an aggregate target award grant value of $1,680,000 in 2013.

          After these adjustments, Mr. Elisman’s total target compensation package, inclusive of base salary, annual incentive compensation and long-term incentive compensation, remains slightly below the 50th percentile of the Company’s Peer Group, with 79% of his total compensation consisting of variable, at-risk pay. The Compensation Committee and the Board of Directors believe that Mr. Elisman’s 2014 compensation, with its continued emphasis on variable pay, appropriately reflects Mr. Elisman’s achievements in his first full-year as a CEO.

          For additional details see “--Discussion and Analysis--Executive Compensation Mix,” “--Annual Compensation,” and “--Long-Term Incentive Compensation.”

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          CEO Realized and Reported Compensation

          The graph below reflects the compensation actually realized by Mr. Elisman in 2013 and 2014, compared to his compensation as reported in the 2014 Summary Compensation Table for the same periods. Mr. Elisman was promoted to CEO of the Company in March 2013. The long-term equity portion of realized compensation in both 2013 and 2014 relates to his equity awards granted in years prior to his appointment as CEO. Other than shares withheld to satisfy tax obligations upon vesting or settlement of equity awards, Mr. Elisman has not sold any of his Company stock since he joined the Company.

(1)	Total realized compensation includes actual base salary, all other compensation, and cash incentive compensation for 2013 and 2014 as reported in the applicable Summary Compensation Table, plus stock options or stock-settled appreciation rights exercised or stock awards vested during the respective year. Stock-settled appreciation rights exercised in 2014 at an exercise price of $0.81/share have been outstanding since 2009, and are due to expire in February 2016. Realized compensation excludes changes in pension value. For more information regarding 2014 realized equity compensation, see the 2014 Option Exercises and Stock Vested table; for more information regarding 2013 realized equity compensation, see the 2013 Option Exercises and Stock Vested table in our 2014 Proxy Statement. Total reported compensation is 2013 and 2014 total compensation as reported in the applicable Summary Compensation Table, excluding changes in pension value.

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          Summary of Key Executive Compensation Practices

          The following table highlights the significant executive compensation practices of the Company which the Compensation Committee believes are effective in aligning the interests of our executive officers with those of our stockholders, and are consistent with good corporate governance.

• At-Will Employment - The Company does not maintain individual employment contracts or individual change-in-control agreements with its executive officers.
• Target Compensation at Peer Group Market Median - The Compensation Committee typically targets all components of compensation at or near the 50% percentile of our Peer Group; actual pay may be greater-than or less-than median based upon performance.
• Statistical Regression Analysis - The Compensation Committee normalizes Peer Group compensation data before use to determine executive officer compensation actions.
• Pay-for-Performance - A significant portion of our executive officer compensation is variable and at-risk, with actual amounts paid based upon performance; for 2014, 79% of target CEO compensation was at-risk pay.
• Variety of Performance Measures - Our short- and long-term compensation programs use a variety of complimentary measures so executive officers do not focus on one measure at the expense of other measures.
• Award Caps - The target award in our short- and long-term compensation programs provide a maximum 150% payout so executive officers do not focus on the short-term at the expense of the long-term success of the Company.
• Blend of Corporate and Business Unit Performance - Our short- and long-term compensation programs contain financial performance measures that focus on both business unit and company-wide performance.
• Compensation Committee Discretion - The Compensation Committee may apply negative discretion to reduce an executive officer‚s compensation based upon performance or unintended consequences.
• Double-Trigger Vesting Upon Change-in-Control - No automatic vesting of equity awards upon a change-in-control.
• Double-Trigger Change-in-Control Provision in Executive Severance Plan - Both a change-in-control and an involuntary termination of employment or termination by the executive for “good reason” must occur to receive payment.
• Minimum Vesting - Outstanding equity awards are subject to a three-year vesting or performance schedule.
• Limited Perquisites with No Tax Gross-Ups - The Company generally does not provide perquisites other than taxable grandfathered car allowances and insurance premiums for certain executive officers hired before 2010.
• Prohibit Re-pricing of Underwater Stock Options - Re-pricing of underwater stock options is prohibited without stockholder approval.
• Stock Ownership Guidelines - The Company maintains stock ownership guidelines for its executive officers including requirements to retain 50% of net shares received through equity awards until stock ownership guidelines are satisfied; the Company does not include unexercised, vested stock options or stock-settled appreciation rights, or unvested PSUs in calculating award attainment levels.
• Clawback Policy - The Company has a policy to recoup incentive compensation paid or payable to executive officers involved in events that lead to a financial restatement.
• Prohibit Hedging and Pledging - The Company has a policy that prohibits executive officers and directors from hedging or pledging Company stock.
• Independent Compensation Committee - The Compensation Committee is comprised entirely of independent members of our Board of Directors.
• External Compensation Consultant - The Compensation Committee has engaged an independent executive compensation consultant who acts solely at the direction of the Compensation Committee.
• Review Tally Sheets - The Compensation Committee reviews a total summary of current and historical compensation for our named executive officers to ensure pay is aligned with market, individual performance and Company performance.

          The above practices are designed to ensure that the compensation of our executive officers, including our named executive officers, effectively motivates them to deliver results which are aligned with the strategies of the Company and enhance long-term stockholder value.

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          Advisory Vote on 2013 Executive Compensation

          In overseeing our Company‚s executive compensation program, the Compensation Committee seeks to provide compensation for our executive officers, including our named executive officers, that is competitive within our industry, with a substantial emphasis on Company performance and stockholder returns. At the 2014 annual meeting of stockholders, 94.5% of the votes cast on the proposal voted to approve, in a non-binding, advisory vote, the 2013 compensation of our named executive officers. Though the Compensation Committee believes this affirms our stockholders’ support of the Company’s approach to executive compensation, the Company continues to update its executive compensation programs as business and industry conditions change. The Compensation Committee will continue to consider the outcome of our stockholders’ annual advisory votes on executive compensation and other input from our stockholders when making future compensation decisions for our named executive officers. Key highlights of actions taken by the Company during 2014 are as follows:

•	Implemented double-trigger equity vesting in the event of a change-in-control, thus eliminating accelerated equity vesting absent employment termination; and
•	Established a new peer group with median revenue more closely aligned with our Company, which will be used to establish executive compensation in 2015. For further details, see “--Discussion and Analysis--Peer Group.”

Discussion and Analysis

          Executive Compensation Philosophy

          Our compensation philosophy seeks to align each of our executive officer’s interests with those of our stockholders by rewarding performance against established goals at both the corporate and business unit level. In order to attract, retain, reward and motivate high-caliber talent and management leadership, our program includes components designed to align our business strategy with increasing stockholder value. Our total compensation is weighted toward performance-based incentives, which we believe encourage the creation of stockholder value through the achievement of the Company’s revenue growth, profitability improvement, cash flow, and total asset utilization goals as well as share price appreciation. The Compensation Committee seeks to establish total compensation, and each component of compensation, at approximately the 50th percentile of compensation paid to similarly situated executives of companies in our Peer Group. The Compensation Committee may exercise discretion in setting individual compensation higher or lower than the 50th percentile, where individual experience and performance, a promotion and/or other factors warrant such action. A substantial portion of our executive compensation is at risk. Our pay-for-performance philosophy links management and stockholders’ interests through incentive awards that balance both short-term and long-term financial goals and drive achievement of the Company’s business objectives by tying compensation to the accomplishments of those objectives.

          The components of compensation are developed by our Compensation Committee, with advice received from both its independent compensation consultant and our management team, and are set annually to ensure alignment with the objectives of the Company’s compensation philosophy.

Compensation Components
Annual Compensation	Base salary - fixed earnings based on the Compensation Committee‚s assessment of competitive market data, the position, and the incumbent executive officer‚s experience, skills, knowledge and performance; provides an appropriate level of financial certainty.
Annual incentives - variable performance-based cash compensation earned if annual financial objectives established by the Compensation Committee are achieved, with above-target awards for comparable performance and below-target or no awards for performance that falls short of established goals.
Long-Term Equity Compensation	Performance Stock Units - equity awards that reward the achievement of long-term financial performance goals which contribute to the creation of stockholder value over the long-term, with above-target awards for comparable performance and below-target or no awards for performance that falls short of established goals.
Stock Options - equity awards that align management with stockholders’ interest in share price appreciation.
Restricted Stock Units - equity awards that encourage retention while aligning management with stockholders’ interests through stock ownership.
Benefits	The Company provides a tax-qualified defined contribution retirement plan and health and welfare plans that are the same as offered to all other salaried U.S.-based employees. In addition, all executive officers receive supplemental life and long-term disability insurance coverage and certain limited perquisites for some executive officers.

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          Role of our Compensation Committee

          The Compensation Committee is responsible for establishing, overseeing, and monitoring executive compensation and benefit programs for the Company consistent with our pay-for-performance philosophy. At the direction of the Compensation Committee, management prepares a presentation of total compensation, “tally sheets,” and other supporting data for the Compensation Committee‚s use when considering and determining executive compensation. The “tally sheets” provide a succinct summary of all components of each named executive officer‚s compensation so that the Compensation Committee can analyze each component, the aggregate amount of the components and the impact of Company performance on the value of both short- and long-term incentive awards.

          The Compensation Committee also annually reviews the target compensation for the CEO and presents a recommendation to the Board of Directors regarding the CEO’s total cash and long-term equity incentive compensation awards based on this evaluation. The CEO‚s performance and the Compensation Committee‚s recommended compensation actions are then discussed with and approved by the Board of Directors.

          For additional information regarding the role of our Compensation Committee, see “Corporate Governance--Committees --Compensation Committee.”

          Role of Our Compensation Consultant and Management

          The Compensation Committee has retained Compensation Strategies, Inc. (“CSI”) as its independent compensation consultant and advisor on executive compensation and benefit matters. CSI provides competitive compensation data, analysis and guidance to the Compensation Committee, which is used when reviewing and designing our overall executive compensation programs. During 2014, CSI provided guidance and recommendations to the Compensation Committee on executive officer compensation and related governance matters. During 2014, representatives of CSI attended six of the seven Compensation Committee meetings. CSI did not perform any other services for the Company in 2014.

          The Compensation Committee also received a letter from CSI addressing factors relevant to the SEC and NYSE rules regarding independence and conflicts of interest. After considering the information and statements provided by CSI in its letter, as well as other factors and information, no conflicts of interest with respect to CSI‚s advice were identified by the Compensation Committee, and the Compensation Committee concluded CSI was an independent consultant.

          Our executive management makes recommendations regarding executive compensation matters to the Compensation Committee. Management takes into account CSI‚s advice to the Compensation Committee and uses publicly available compensation and benefits survey data and information when making its recommendations to the Compensation Committee. Management may retain other consultants to provide related competitive data and information to assist management in formulating such recommendations. Management‚s recommendations have historically focused on the Company’s broad-based compensation and benefit plans, the structure and performance measures for short-term and long-term incentives, and compensation and benefits matters related to the Company’s executive officers. Members of our management team, including our CEO, may be invited to attend all or portions of the Compensation Committee meetings. At these meetings, the Compensation Committee solicits the views of our CEO on compensation and benefits matters pertaining to our other executive officers. The Compensation Committee has ultimate authority with respect to all compensation actions, plans, and programs for our executive officers, other than our CEO. Recommendations relating to compensation matters pertaining to Mr. Elisman are made by the Compensation Committee and approved by the independent members of our Board of Directors without Mr. Elisman being present.

          Management has analyzed the Company‚s compensation programs, plans, policies and practices for all employees, in addition to those impacting executive officers, and concluded that the risks arising from them are not likely to have a material adverse effect on the Company. Our Compensation Committee has reviewed and discussed with management the results of management‚s evaluation of our compensation programs and practices and agreed with their conclusions that the risks associated with our compensation programs are within our ability to effectively monitor and manage and were not reasonably likely to have a material adverse effect on the Company.

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          Peer Group

          In establishing executive compensation, the Compensation Committee reviews the compensation of our executive officers in relation to the compensation of executives at a group of comparable companies. We refer to that group of companies as our “Peer Group.” We review our Peer Group on a biennial basis.

          As the sole, pure-play, school and office products manufacturing company headquartered in the U.S., it is difficult to identify companies whose size, business, industry dynamics and other characteristics are largely similar to those of ACCO Brands. With this constraint in mind, CSI provided guidance to the Compensation Committee regarding the creation of peer selection criteria designed to establish a representative Peer Group for the Company. Consistent with those recommendations, the Compensation Committee established the following criteria for selecting companies for our Peer Group:

•	Type of Business:
	o	Companies with U.S. manufacturing operations.
	o	Companies with business-to-business sales models in similar markets as the Company.
	o	Companies which sell products through stores and distributors, specifically excluding chemical, heavy machinery and other non-comparable manufacturers.
•	Size of Company:
	o	Companies whose revenue size is half to three times the size of our revenue.
	o	Companies with a market capitalization of half to four times our market capitalization.

          Our Peer Group consists of companies which participate in the same or similar industries, share our product distribution model and with which we compete for talented executives.

          Peer Group for 2014 Compensation Actions

          The Peer Group that was used to establish the total compensation for our executive officers, including our named executive officers, in 2014 consisted of the following 22 companies with median revenue of $3.0 billion:

American Greetings Corporation [1]	Libbey Inc.	OfficeMax, Inc. [1,2]	Steelcase Inc.
Deluxe Corporation	Logitech International S.A.	Pitney Bowes, Inc. [2]	The Toro Company
Fortune Brands Home & Security, Inc.	Masco Corporation [2]	Polycom, Inc.	United Stationers Inc.
Herman Miller, Inc.	MeadWestvaco Corp. [2]	SanDisk Corporation [2]	Zebra Technologies Corporation
HNI Corporation	Newell Rubbermaid Inc. [2]	The Scotts Miracle-Gro Company
Lexmark International Inc.	Office Depot, Inc. [1,2]	Snap-on Incorporated
[1]	American Greetings Corporation was no longer publicly traded as of year-end 2013; Office Depot, Inc. and OfficeMax, Inc. merged before year-end 2013.
[2]

Company revenue and/or market capitalization was greater than our established target range when this Peer Group was established; total compensation data is regressed to our Company size to adjust for this difference.

          Peer Group Commencing with 2015 Compensation Actions

          The Compensation Committee updated the Peer Group in 2014 for compensation actions commencing in 2015. The Compensation Committee removed four companies that were either no longer publicly traded or were no longer a good fit as our peer, and added five new companies that were aligned with our Peer Group selection criteria. As a result, the Peer Group established for 2015 compensation actions consists of the following 23 companies that had median revenue of $2.1 billion.

Armstrong World Industries, Inc. (new)	Interface, Inc. (new)	MeadWestvaco Corporation [1]	Snap-on Incorporated
Cenveo, Inc. (new)	Kimball International, Inc. (new)	Newell Rubbermaid Inc. [1]	Steelcase Inc.
Deluxe Corporation	Knoll, Inc. (new)	Pitney Bowes Inc.	The Toro Company
Fortune Brands Home & Security, Inc.	Lexmark International, Inc.	Polycom, Inc.	United Stationers Inc.
Herman Miller, Inc.	Libbey Inc.	SanDisk Corporation [1]	Zebra Technologies Corporation
HNI Corporation	Logitech International S.A.	The Scotts Miracle-Gro Company

1 See footnote (2) above.

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          Executive Compensation Mix

          The Compensation Committee believes that linking pay and performance contributes to the creation of stockholder value. For the pay-and-performance link to be effective, experienced high-performing individuals who have proven to be strong contributors to the Company’s performance should be rewarded with total compensation that falls at approximately the 50th percentile of total compensation paid to similarly situated executives of the companies in our Peer Group. The Compensation Committee may exercise discretion to vary these objectives in consideration of additional factors such as individual performance, experience level, future potential and specific job assignment of the executive, pay equity, market conditions and the Company’s recent performance.

          A substantial portion of executive compensation is at risk. Accordingly, our executive compensation components are weighted toward performance-based incentives which we believe encourage the creation of stockholder value through the achievement of the Company’s or specific business unit‚s revenue growth, profitability improvement, cash flow, and total asset utilization goals as well as share price appreciation. Though the Compensation Committee has not pre-established any relative weightings among the various compensation components, the Compensation Committee targets the 50th percentile of the market for each compensation component. The Compensation Committee reviews the base salary and annual and long-term incentive compensation mix for executive officers at least annually to ensure alignment with the Company‚s objectives for executive compensation.

          The following graphs have been prepared on a target total direct compensation basis to illustrate the allocation of the principal compensation components for our named executive officers in 2014. The percentages reflect the amounts of 2014 base salary, target annual cash incentive compensation, and target long-term equity awards granted in 2014. At least 62% of these compensation components were variable and at risk for the named executive officers, other than for Mr. Elisman, who had 79% of his compensation components variable and at risk.

Annual Compensation

In establishing executive compensation, the Compensation Committee reviews the Peer Group compensation data it receives from CSI. Since the size of some of the Peer Group companies is outside of our target size range and we only update this data biannually, CSI uses statistical regression analysis to eliminate discrepancies based on size and makes appropriate adjustments to compensation for the age of the data before providing it to the Compensation Committee for review.

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          Base Salaries

          In 2014, the Compensation Committee and the Board of Directors approved the following base salary actions relative to the named executive officers:

Name	Base Salary on 1/1/2014 ($)	Base Salary Change Effective Date	New Base Salary ($)	% Change
Boris Elisman	$700,000	06/30/14	$735,000	5.0%
Neal V. Fenwick	$475,000	06/30/14	$490,000	3.2%
Thomas W. Tedford	$435,000	06/30/14	$450,000	3.4%
Neil A. McLachlan	$455,000	06/30/14	$475,000	4.4%
Christopher M. Franey	$435,000	06/30/14	$440,000	1.1%

          When considering salary adjustments for executive officers, the Compensation Committee utilizes performance assessments by our CEO and Peer Group compensation information provided to the Compensation Committee by CSI and management. In the case of Mr. Elisman, the Board of Directors uses its performance assessment of Mr. Elisman, and Peer Group compensation information provided to the Board of Directors by CSI. The 2014 base salaries for our named executive officers ranged from the 25th to the 75th percentile for similar positions at companies in our Peer Group.

          Annual Incentives

          As previously discussed, Mr. Elisman’s 2014 target incentive award was increased to 110% of his base salary. See “--Executive Summary--2014 CEO Pay Decisions.” The 2014 annual incentive target opportunities for all other named executive officers remained unchanged from the levels established in 2013. The Compensation Committee believes the 2014 target annual incentive award opportunity for Mr. Elisman is slightly above the 50th percentile, and that the target annual incentive award opportunities for our other executive officers, as a group, are at or near the 50th percentile, of companies in our Peer Group.

          The table below summarizes the 2014 AIP target and maximum award opportunities, and the actual, earned 2014 AIP awards for each of our named executive officers.

Name	Target AIP as % of Salary (100% of Target)	Maximum AIP as % of Salary (150% of Target)	Target AIP Opportunity ($)	Actual AIP Award ($)	Total Award as % of Target Award	Total Award as % of Salary
Boris Elisman	110.00%	165.0%	788,510	665,502	84.4%	92.8%
Neal V. Fenwick	65.00%	97.5%	313,438	264,541	84.4%	54.9%
Thomas W. Tedford	65.00%	97.5%	287,437	281,976	98.1%	63.8%
Neil A. McLachlan	65.00%	97.5%	302,000	197,206	65.3%	42.4%
Christopher M. Franey	65.00%	97.5%	284,313	140,450	49.4%	32.1%

          For 2014, the Compensation Committee established a minimum level of ACCO Brands adjusted operating income required before any AIP award payout would be made. The minimum required level of adjusted operating income is referred to as the performance “gate.” The Compensation Committee, in consultation with management and CSI, considered a variety of measures and performance goals when designing the 2014 AIP and determined that executive officers would be measured against three financial performance goals: adjusted operating income, net sales, and working capital efficiency. Adjusted operating income is operating income as reported in accordance with U.S. generally accepted accounting principles adjusted to exclude certain one-time and non-comparable items and incentive compensation expense. Net sales is revenue calculated in accordance with U.S. generally accepted accounting principles. Working capital efficiency measures working capital productivity over a twelve-month period of time, expressed as percentage of sales. Adjusted operating income, net sales and working capital efficiency are measured at budgeted currency rates. These measures are consistent with our corporate strategies to grow sales and improve profitability and asset management.

          All of our named executive officers had at least 50% of their 2014 target AIP opportunity determined by ACCO Brands adjusted operating income. Consistent with the Company’s strategy to grow in emerging markets, the balance of the AIP goals established for executive officers managing our emerging markets were based upon adjusted operating income and net sales for

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their business unit. Consistent with the Company’s strategy to improve profitability in the mature markets, the balance of the AIP goals established for executive officers managing our mature markets were based upon their business unit’s adjusted operating income and working capital efficiency. The balance of AIP goals established for corporate executive officers were ACCO Brands net sales and working capital efficiency. For the 2014 AIP, the maximum AIP award opportunity was 150% of target. The chart below summarizes the 2014 weights and performance measures for each of our named executive officers, which vary depending upon his leadership responsibilities:

Name	ACCO Brands Adjusted Operating Income	ACCO Brands Working Capital Efficiency	ACCO Brands Net Sales	Business Unit Adjusted Operating Income	Business Unit Working Capital Efficiency	Business Unit Net Sales
Boris Elisman	70%	15%	15%
Neal V. Fenwick	70%	15%	15%
Thomas W. Tedford	50%			35%	15%
Neil A. McLachlan	50%			20%	15%	15%
Christopher M. Franey	50%			30%		20%

          2014 ACCO Brands adjusted operating income was $180.4 million, an amount that exceeded the performance “gate” of $164.4 million and represented near-target performance. The performance for each of the other 2014 AIP financial performance measures varied depending upon the business unit, with some results exceeding target and others falling below target expectations.

          Messrs. Elisman and Fenwick each earned 84.4% of their target AIP awards, and Messrs. Tedford, McLachlan, and Franey earned 98.1%, 65.3% and 49.4%, respectively, of their target AIP awards. All named executive officers’ payouts reflected the near-target performance of ACCO Brands’ adjusted operating income, with Messrs. Elisman and Fenwick’s AIP awards appropriately weighted more heavily toward total Company adjusted operating income than the other named executive officers. In addition, each of these officer’s AIP award payout is reflective of other factors as follows:

•	Messrs. Elisman and Fenwick’s 84.4% AIP award payout reflected above threshold performance for total Company net sales and working capital efficiency.
•	Mr. Tedford’s 98.1% AIP award payout reflected above-target performance by the U.S. business on its adjusted operating income measure.
•	Mr. McLachlan’s 65.3% AIP award payout reflected strong working capital efficiency performance in significant portions of the international business.
•	Mr. Franey’s 49.4% AIP award payout was impacted by the performance of the Computer Products Group, which did not achieve threshold performance on its business unit AIP measures.

          Long-Term Incentive Compensation

          Pursuant to the 2011 Incentive Plan, the Company may use a variety of long-term incentive vehicles, including NQSOs, RSUs and PSUs. Presently, the Company’s long-term incentives awards (“LTIP”) consist of 50% PSUs, 25% RSUs, and 25% NQSOs. Our PSUs are structured to provide above-market awards for comparable performance and below-market or no awards for performance that falls short of established goals. Following is a description of the terms of our outstanding PSUs, RSUs and NQSOs:

Performance Stock Units (PSUs). PSUs are awarded for a three-year cycle. The 2012-2014 PSU awards had three one-year performance periods, each of which had specific performance measures and targets that were determined annually by the Compensation Committee. Each year, one-third of the PSUs could be earned based on attainment of the specified performance measures within a range of threshold to maximum performance.

In 2013, the Compensation Committee determined that meaningful three-year objectives that were aligned with the Company’s strategy and stockholders’ interests could be set. Consequently, the 2013-2015 and 2014-2016 PSU awards were established with one three-year performance period.
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All grants of PSUs cliff-vest after completion of the three-year cycle, except as otherwise provided in the 2011 Incentive Plan or award agreements. Participants can earn from 50% to 150% of each of their granted PSU awards, with 0% for below threshold performance. Earned, vested PSUs are settled in shares of common stock of the Company.

Restricted Stock Units (RSUs). RSUs represent the right to receive shares of common stock of the Company and cliff vest on the third anniversary of the grant date, except as otherwise provided in the 2011 Incentive Plan or award agreements.

Non-Qualified Stock Options (NQSOs). NQSOs have an exercise price not less than the average of the high and low trading price of the Company’s stock on the NYSE on the grant date, or the next trading day if the awards are granted on a day when the NYSE is closed. NQSOs vest in three equal installments on each of the first three anniversaries of the grant date, except as otherwise provided in the 2011 Incentive Plan or award agreements.

          The Compensation Committee establishes target LTIP grant values after giving consideration to the compensation practices of our Peer Group, internal equity, executive performance, and its desire to maintain a compensation package weighted toward variable, performance-based compensation. Our CEO recommends to the Compensation Committee an appropriate grant value for each executive officer. For Mr. Elisman, the Compensation Committee works with CSI and recommends to the Board of Directors an appropriate grant value.

          Equity Awards Granted

          In 2014, the Compensation Committee approved an annual grant of equity awards for the named executive officers. In the case of Mr. Elisman, the Compensation Committee made award recommendations to the Board of Directors. Each LTIP award was comprised of 50% PSUs with a three-year performance cycle commencing on January 1, 2014, 25% RSUs, and 25% NQSOs. The NQSOs were awarded at an exercise price of $6.12 per share. The total target award value for each of the named executive officers was near the 50th percentile of comparable positions in our Peer Group for long-term incentive awards. For additional information, see the Grants of Plan-Based Awards table.

          2014 PSU Financial Performance Measure

          The Compensation Committee selected adjusted free cash flow as the 2014 PSU performance measure. The Compensation Committee believed that this would focus management on the goal of reducing debt and positioning the Company to evaluate other value-creating opportunities, including acquisitions and share repurchases. For similar reasons, adjusted free cash flow was selected as the financial performance measure for the 2014-2016 PSU three-year performance cycle, as well as for the last one-year performance period for the 2012-2014 PSU cycle. Adjusted free cash flow is free cash flow as reported less certain one-time strategic costs as determined by the Compensation Committee.

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          The table below summarizes the total PSUs earned by each of our named executive officers for the 2012-2014 PSU cycle:

2012-2014 Performance Stock Units

		2012 (1)				2013 (1)	2014
Executive Officer	Total PSUs Granted	50% Revenue (0% Payout)	25% DSI (50% Payout)	25% DSO (150% Payout)	50% Mead C&OP EBITDA (92.2% Payout)	100% Cash Flow (121.5% Payout)	100% Cash Flow (120.1% Payout)	Total PSUs Earned	Total Actual as % of PSUs Granted
Boris Elisman	55,916	0	2,330	6,990		22,647	22,385	54,352	97.2%
Neal V. Fenwick	33,550	0	1,398	4,194		13,589	13,430	32,611	97.2%
Thomas W. Tedford	23,810	0	992	2,976		9,644	9,532	23,144	97.2%
Neil A. McLachlan	40,297	0			6,193	16,322	16,132	38,647	95.9%
Christopher M. Franey	36,075	0	1,504	4,511		14,610	14,441	35,066	97.2%

(1)	Further details regarding specific measures and performance for the 2012 and 2013 performance periods, including the working capital measures of average days sales of inventory (“DSI”), days sales outstanding (“DSO”), and adjusted free cash flow can be found in the Compensation Discussion and Analysis contained in the Company’s 2013 and 2014 Proxy Statements.

          The 2012-2014 PSU cycle ended on December 31, 2014. Actual 2014 adjusted free cash flow exceeded the target of $140 million. As a result, 120.1% of the PSUs from the 2014 one-year performance period in the 2012-2014 PSU cycle were earned by our executive officers, including our named executive officers. The PSU performance levels achieved for each of the 2012 and 2013 performance measures are summarized in the table above. As a result of the PSU performance levels attained in each of the one-year performance periods, each of our executive officers, including our named executive officers, other than Mr. McLachlan, received shares of common stock during the first quarter of 2015 in settlement of 97.2% of the PSUs initially granted. Mr. McLachlan received shares of common stock during the first quarter of 2015 in settlement of 95.9% of the PSUs initially granted.

          Retirement Benefits

          401(k)

          All of the Company’s named executive officers were participants in the Company’s tax-qualified 401(k) retirement savings plan during 2014. The Company’s 401(k) program matches employee contributions up to 6%, for a total of 4.5% employer contribution (100% match on the first 3% of an employee’s contributions and 50% match on the next 3% of employee contributions) into the 401(k) plan. These matching contributions apply to all participating employees, including the named executive officers. The amount of benefits provided to the named executive officers in the form of 401(k) plan contributions is included in the “All Other Compensation” column of the 2014 Summary Compensation Table and related footnotes.

          Pension

          The ACCO Brands Corporate Pension Plan for Salaried and Certain Hourly Paid Employees (the “ACCO Pension”) was frozen in the first quarter of 2009. As a result, none of the executive officers that participate in the ACCO Pension have accrued any additional benefits under those plans since that time. Despite the plan being frozen, the value of the pension increase for Messrs. Elisman and Fenwick, who were in the ACCO Pension at the time of the plan freeze and who remain eligible for pension disbursements upon retirement, is due largely to significantly lower discount rates and longer life expectancy assumptions. For more information, see “Pension Benefits.”

          Health and Other Benefits

          The employee medical and welfare benefits provided to executive officers are offered through broad-based plans available to all employees.

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          Perquisites

          The Compensation Committee limits the use of perquisites as an element of compensation for executive officers. Most of our perquisites are legacy in nature. The Company does not gross-up income taxes for imputed income on the value of any executive officer perquisites. The costs to the Company and a description of personal benefits provided to the named executive officers are included in the “All Other Compensation” column of the 2014 Summary Compensation Table and related footnotes.

          Expatriate Assignments and Relocation Benefits

          The Company may provide certain expatriate allowances and relocation expense reimbursements to employees, including executive officers. In those situations, the Company will reimburse the employee for any personal income taxes due on those items in accordance with the Company’s policies, which ensures the net compensation remains neutral for the employee. In addition, the Company provides tax equalization payments in connection with expatriate assignments. This allows the company to move top talent abroad, without having the employee or executive officer face undue tax hardship that they otherwise would not face had they not been sent on assignment.

          Although Mr. Franey returned to the United States from his expatriate assignment in the United Kingdom in April 2013, expenses related to his expatriate assignment continued into 2014. Also, at the time of his return, his home in the United States was located in a part of the country that was a great distance from his new U.S. work location. After analyzing the business cost of relocating his family and home to his new work location and/or the cost of paying excessive business travel and hotel expenses for Mr. Franey to stay near his new U.S. work location on a regular basis, the Compensation Committee concluded that reimbursing Mr. Franey for the cost of renting an apartment near his new work location (including a tax gross-up so his net compensation remained neutral) was most cost-effective. This arrangement was continued during 2014. These amounts are included in the “All Other Compensation” column of the 2014 Summary Compensation Table and related footnotes.

          Executive Severance Policy

          The Company does not provide individual employment contracts. However, all of the Company’s executive officers currently participate in the Company’s Executive Severance Plan (the “ESP”). The ESP provides severance benefits to the Company’s executive officers and a limited number of other key executives in the event their employment is terminated either involuntarily or voluntarily for “good reason.” The ESP does not apply if the executive’s employment is terminated for cause. The ESP is intended to help the Company attract and retain executives in a talent marketplace where such employment protections are commonly offered. The benefits provided by the ESP ease an executive’s transition in the event of an unexpected and involuntary termination.

          Under the ESP, executives receive enhanced benefits if a termination of employment follows a change-in-control of the Company. The change-in-control cash severance benefits are “double-triggered,” meaning that both a change-in-control and an involuntary termination of employment or termination by the executive for “good reason” must occur to receive payment.

          The ESP provides for benefit tiers, with tier-one providing greater benefits than tier-two or tier-three. Management recommends ESP participants and their respective benefit-tier to the Compensation Committee for its consideration and final approval. The Board of Directors approved Mr. Elisman’s benefits under the ESP. Messrs. Elisman, Fenwick, Tedford, McLachlan, and Franey are eligible for tier-two benefits. Effective March 13, 2015, we will not have any executive officers eligible for tier-one benefits. For further details, see “Potential Payments upon Termination or Change-in-Control” and the related tables.

          Timing of Equity Grants

          Annual equity awards are granted to executive officers and other eligible employees, and are made at the Company’s regular meeting of the Board of Directors during the first quarter of each year. Off-cycle (non-annual) awards may be made if our CEO and the Compensation Committee deem it necessary for newly-promoted employees, strategic new hires, or in other special or unique circumstances. The award is determined by the CEO and the Compensation Committee in advance of the actual effective date of the grant. The effective date for an off-cycle award shall be the first business day of the month following a newly hired/promoted eligible employee’s effective date of hire or promotion, as the case may be.

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          Stock Ownership Guidelines

          To further align executive officers interests with those of our stockholders, the Company maintains share ownership guidelines (“Ownership Guidelines”) which apply to all executive officers, as follows:

Executive Title	Number of Shares	or a	Multiple of Base Salary	(whichever is lower)
Chief Executive Officer	500,000		6.0X
Chief Operating Officer	250,000		4.5X
Chief Financial Officer and Executive Officer Presidents	125,000		3.0X
Other Executive Officers	60,000		2.0X
Non-Executive Officers	40,000		1.5X

          Executives are generally expected to achieve their respective ownership goals within five years of becoming an executive. If an executive is promoted to a higher level requiring greater stock ownership, he or she has five years from the date of such promotion to achieve the new level in the Ownership Guidelines. The attainment date was extended to September 30, 2017 for existing executives when the Ownership Guidelines were amended in December 2012. Mr. Elisman has until March 31, 2018 to attain the level of ownership required following his promotion to CEO. All executive officers are on track to attain the guidelines within the required time frame.

          Shares counting towards ownership targets include shares held by the executive personally in both retirement and non-retirement accounts, shares beneficially owned through a trust, spouse and/or dependent child, unvested RSUs and earned but not yet vested PSUs. Attainment is achieved at either the lower of a multiple of salary or a number of shares, which the Compensation Committee believes reduces the impact of stock price volatility.

          Following the vesting of PSUs or RSUs, or the exercise of SSARs or stock options, executive officers who have not yet met their applicable stock ownership goals (in number of shares or value) are expected to retain at least 50% of the net value of shares of stock received (e.g., the net value after deduction of the exercise price and all applicable tax and other required withholdings). Subject to the Company’s insider-trading policy, an executive officer may reduce his or her share ownership so long as his/her ownership is maintained at or above the required ownership levels.

          The Compensation Committee has the discretion to remedy any deficiency if ownership goals are not met on a timely basis. Remedies may include providing a portion of annual incentive awards in Company stock or similar actions. The Compensation Committee may also consider other factors, including general equity market conditions and the Company’s then-current stock price when determining the need for any remedies.

          Prohibitions on Hedging, Pledging and Similar Transactions

          Hedging and similar monetization transactions by a director or executive officer can lead to a misalignment between the objectives of that director or executive officer and the objectives of our stockholders. Similarly, stock pledges by directors and executive officers could detrimentally impact our stockholders if they are used as part of a hedging strategy or in the event of a forced sale of our stock, such as to meet a margin call. Accordingly, under our insider trading policy, our directors and executive officers are prohibited from:

•	engaging in hedging transactions, including through prepaid forward contracts, equity swaps, collars and exchange funds;

•	trading in puts, calls, exchange-traded options or similar securities involving our stock;

•	engaging in short sales of our stock; and

•	holding our securities in margin accounts or otherwise pledging our securities as collateral for a loan.

          Our insider trading policy does not provide for exceptions or waivers to these prohibitions.

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          Clawback and Recoupment Policy

          The Company has a policy to recoup or “clawback” compensation paid or payable to executive officers in the event of a financial restatement. Under the policy, executive officers who receive any incentive compensation are required to reimburse the Company in the event:

•	the amount was based upon the achievement of financial results that were subsequently the subject of an accounting restatement due to the material noncompliance with any financial reporting requirement under the federal securities laws;
•	the executive officer engaged in knowing or intentional fraudulent or illegal conduct that caused or partially caused the need for the restatement; and
•	a lower amount would have been paid to the executive officer based upon the restated results.

          In such circumstances the Company will, to the extent practicable and as permitted by governing law, seek to recover from the executive officer the amount by which his or her incentive payments exceeded the lower payment that would have been made based on the restated financial results.

          The Dodd-Frank Act requires the SEC to enact rules obligating companies to adopt policies providing that, in the event the Company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement, the Company will recover incentive compensation received by executive officers prior to the accounting restatement resulting from erroneous financial data. We will review our existing policy and make any necessary amendments once the final rules under the Dodd-Frank Act are adopted.

          Deductibility of Executive Compensation

          Section 162(m) of the Internal Revenue Code limits the deductibility of compensation paid to or earned by certain executive officers of a public company. Section 162(m) limits the annual deductibility of certain (non-performance based) executive compensation to $1 million per covered executive officer. The $1 million deduction limitation does not apply to compensation that qualifies as “performance-based” under Section 162(m). While the Company’s compensation philosophy has been to, where appropriate, position executive compensation to qualify for deductibility, in approving compensation that may not be deductible, the Compensation Committee has determined that the underlying executive compensation programs are appropriate and necessary to attract, retain, and motivate senior executives, and that failing to meet these objectives creates more risk for the Company and its value than the financial impact of losing the tax deduction. Accordingly, compensation paid by the Company may not be deductible because such compensation exceeds the limitations or does not meet the “performance-based” or other requirements for deductibility under Section 162(m).

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REPORT OF THE COMPENSATION COMMITTEE

          The Compensation Committee oversees the compensation programs of the Company on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Compensation Committee reviewed and discussed with management of the Company the Compensation Discussion and Analysis included in this Proxy Statement.

          In reliance on the review and discussions referred to above, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 and in this Proxy Statement.

Members of the Compensation Committee:

Thomas Kroeger (Chairperson)
George V. Bayly
Michael Norkus

          This Report of the Compensation Committee shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such acts.

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EXECUTIVE COMPENSATION

2014 Summary Compensation Table

The table below provides information regarding the total compensation paid or earned by each of our named executive officers for each of the fiscal years ended December 31, 2014, 2013, and 2012.

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

Name	Year	Salary ($)	Bonus(1) ($)	Stock Awards(2) ($)	Option Awards(3) ($)	Non- Equity Incentive(4) ($)	Change in Pension Value(5) ($)	All Other Comp(6) ($)	Total ($)
Boris Elisman	2014	716,827	—	2,058,695	790,450	665,502	22,000	29,894	4,283,368

President and Chief	2013	656,923	—	1,752,960	630,101	101,183	—	29,475	3,170,642
Executive Officer	2012	535,962	—	938,758	250,655	39,466	16,000	79,462	1,860,303
Neal V. Fenwick	2014	482,212	—	566,142	217,375	264,541	537,878	37,928	2,106,076

Executive Vice President and	2013	469,808	—	667,797	240,041	46,417	513,302	36,525	1,973,890
Chief Financial Officer	2012	460,962	95,000	650,899	150,394	40,900	804,229	173,315	2,375,699
Thomas W. Tedford	2014	442,212	—	514,680	197,612	281,976	—	13,594	1,450,074

Executive Vice President; President, ACCO Brands	2013	429,808	—	469,546	168,777	89,679	—	13,175	1,170,985
U.S. Office and Consumer Products	2012	420,962	82,150	399,736	106,732	30,334	—	12,950	1,052,864
Neil A. McLachlan (7)	2014	464,615	—	514,680	197,612	197,206	—	15,376	1,389,489

Executive Vice President;	2013	449,808	—	521,713	187,532	90,052	—	14,868	1,263,973
President, ACCO Brands International	2012	289,250	—	1,261,246	148,744	267,556	—	12,474	1,979,270
Christopher M. Franey	2014	437,404	—	308,809	118,569	140,450	—	233,817	1,239,049

Executive Vice President;	2013	429,808	—	469,546	168,777	68,726	—	268,663	1,405,520
President, Computer Products Group	2012	420,962	54,750	605,652	161,716	58,845	—	230,261	1,532,186

(1)	The amounts shown in column (d) represent discretionary cash bonuses awarded in 2012 to Mr. Fenwick for his performance in connection with the Mead C&OP Merger and refinancing of the Company’s debt, to Mr. Franey for his leadership of the significant progress in improving the structural long-term profitability of our European business, and to Mr. Tedford for his performance in connection with his leadership of business integration activities following the Mead C&OP Merger.
(2)	The amounts shown in column (e) reflect the grant date fair value of RSUs and PSUs granted in 2012, 2013, and 2014 under the 2011 Incentive Plan determined in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 6 to the Company’s audited financial statements for each year shown included in the Company’s Annual Reports on Form 10-K filed with the SEC. These awards are described in more detail in the footnotes to the Grants of Plan-Based Awards and the Outstanding Equity Awards at Fiscal Year End tables. The value of the PSUs shown is at the target payout levels, based on the probable outcome of the performance conditions, determined as of the grant date. The maximum value of the PSUs granted is 150% of the target award. The maximum potential 2014 PSU LTIP award value for each of Messrs. Elisman, Fenwick, Tedford, McLachlan, and Franey is $2,186,594, $601,317, $546,651, $546,651, and $327,992, respectively. The maximum potential 2013 PSU LTIP award value for each of Messrs. Elisman, Fenwick, Tedford, McLachlan, and Franey is $1,872,221, $713,225, $501,489, $557,208, and $501,489, respectively. The maximum potential 2012 PSU LTIP award value for each of Messrs. Elisman, Fenwick, Tedford, McLachlan, and Franey is $1,020,747, $612,456, $434,652, $615,939, and $658,548, respectively. The amounts shown for Mr. Fenwick in 2012 also include RSUs with a grant date fair value of $87,634 awarded for his performance in connection with the Mead C&OP Merger and 2012 debt refinancing.
(3)	The amounts shown in column (f) reflect the grant date fair value for the fiscal year ended December 31 for each year shown that is attributable to NQSOs granted under the 2011 Incentive Plan determined in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 6 to the Company’s audited financial statements for each year shown included in the Company’s Annual Reports on Form 10-K filed with the SEC.
(4)	The amounts shown in column (g) include AIP awards, if any, earned under our AIP as well as LTIP cash awards, if any, earned by each of the named executive officers for each year shown. For 2014, each of Messrs. Elisman and Fenwick were paid 84.4% of their target AIP opportunity and each of Messrs. Tedford, McLachlan, and Franey was paid 98.1%, 65.3%, and 49.4% of their target AIP opportunity, respectively. For 2013, each of Messrs. Elisman and Fenwick were paid 15.2% of their target AIP opportunity and each of Messrs. Tedford, McLachlan, and Franey was paid 32.1%, 30.8%, and 24.6% of their target AIP opportunity, respectively. For 2012, Messrs. Elisman, Fenwick and Tedford did not earn an AIP, Mr. McLachlan was paid at 92.5% of his target award opportunity, and Mr. Franey was paid at 10% of his target award opportunity. The 2012 one-year performance period of the three-year 2010-2012 LTIP cash award cycle resulted in a 50% accrual for 2012.
(5)	The amounts shown in column (h) represent the aggregate change in actuarial present value during each year shown for the named executive officer’s accumulated benefit, if any, provided under the ACCO Pension and ACCO Europe Pension Plan. None of the named executive officers earned any preferential amounts on their account balances, and, for 2014, the ACCO Pension value increased for Messrs. Elisman and Fenwick and the ACCO

39

Europe Pension Plan increased for Mr. Fenwick. Despite the ACCO Pension being frozen, the value of the benefit changes due to the assumptions utilized in the calculations. For 2014, a portion of the increase in pension values is directly related to significantly lower discount rates and longer life expectancy assumptions. All such amounts fully-vested in previous years. Messrs. Tedford, McLachlan, and Franey were not eligible to participate in the ACCO Pension prior to the time it was frozen. See “Pension Benefits.”
(6)	The following table provides details about each component of the “All Other Compensation” shown in column (i) for the fiscal year ended December 31, 2014:

Name	Automobile Allowance ($)	Company Contributions to Defined Contribution Plans(a) ($)	Tax Gross Ups, Tax Equalization, Expatriate Assignment, and Relocation Expenses(b)	Miscellaneous Perquisites(c) ($)	Total ($)
Mr. Elisman	13,992	11,700	—	4,202	29,894
Mr. Fenwick	13,992	11,700	—	12,236	37,928
Mr. Tedford	—	11,700	—	1,894	13,594
Mr. McLachlan	—	11,700	—	3,676	15,376
Mr. Franey	13,992	11,700	202,529	5,596	233,817

(a)	The amounts represent the Company’s 2014 contribution to the tax-qualified 401(k) savings plan account for each of the named executive officers.
(b)	Though Mr. Franey returned to the United States from his expatriate assignment in the United Kingdom in April 2013, expenses related to his expatriate assignment continued into 2014, including: $10,000 relocation allowance, $15,999 in U.S. tax gross-up relating to his expatriate assignment, $10,551 in U.S. tax gross-up on his relocation allowance, and $31,127 in tax equalization payments. Additional amounts of $71,400 in housing and utilities allowances and $63,452 in U.S. tax gross-up relating to these allowances were paid to Mr. Franey in connection with costs associated with alternative housing arrangements following his repatriation.
(c)	The amounts include the 2014 cost to the Company for premiums paid on excess long-term disability and/or group term life insurance for each of the named executive officers. Group term life and long-term disability insurance premiums were $4,202, $3,844, $1,894, $3,676, and $5,596 for each of Messrs. Elisman, Fenwick, Tedford, McLachlan, and Franey, respectively. For Mr. Fenwick, the amount also includes $3,250 for income tax preparation fees and $5,142 for personal travel for him and certain of his family members.

(7)	Mr. McLachlan’s base salary in 2012 represents amounts earned from May 1, 2012 through December 31, 2012, the period during which he was employed by the Company. Amounts shown for Mr. McLachlan in column (e) include a special one-time equity grant in connection with the Mead C&OP Merger.

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Grants of Plan-Based Awards

The following table sets forth information concerning each grant of an award made to a named executive officer under the Company’s 2011 Incentive Plan during the fiscal year ended December 31, 2014.

								All Other	All Other		Grant
								Stock	Option	Exercise	Date Fair
								Awards:	Awards:	or Base	Value of
		Estimated Future Payouts under			Estimated Future Payouts under			Number	Number of	Price of	Stock and
	Grant	Non-Equity Incentive Plan Awards(1)			Equity Incentive Plan Awards(2)			of Shares	Securities	Option	Option
	Date of	Threshold	Target	Maximum	Threshold	Target	Maximum	of Stock	Underlying	Awards	Awards
Name	Awards	($)	($)	($)	(#)	(#)	(#)	or Units(3)	Options(4)	($/Share)(5)	($)(6)
Boris Elisman	03/05/14	—	808,500	1,212,750							—
	03/05/14				119,096	238,191	357,287				1,457,729
	03/05/14							98,197			600,966
	03/05/14								294,944	6.12	790,450
Neal V. Fenwick	03/05/14	—	318,500	477,750							—
	03/05/14				32,752	65,503	98,255				400,878
	03/05/14							27,004			165,264
	03/05/14								81,110	6.12	217,375
Thomas W. Tedford	03/05/14	—	292,500	438,750							—
	03/05/14				29,774	59,548	89,322				364,434
	03/05/14							24,550			150,246
	03/05/14								73,736	6.12	197,612
Neil A. McLachlan	03/05/14	—	308,750	463,125							—
	03/05/14				29,774	59,548	89,322				364,434
	03/05/14							24,550			150,246
	03/05/14								73,736	6.12	197,612
Christopher M. Franey	03/05/14	—	286,000	429,000							—
	03/05/14				17,865	35,729	53,594				218,661
	03/05/14							14,730			90,148
	03/05/14								44,242	6.12	118,569

(1)	The amounts shown represent the potential AIP earnings for 2014 at threshold, target and maximum performance. The actual amounts earned for 2014 are included in column (g) of the 2014 Summary Compensation Table and further described in footnote (4) thereto. For an explanation of the performance-based measures applicable to the 2014 AIP awards, see “Compensation Discussion and Analysis -- Discussion and Analysis -- Annual Compensation -- Annual Incentives.”
(2)	The amounts shown represent the threshold, target and maximum number of PSUs that may be earned based on achievement of performance measures established at the commencement of the three-year performance period. For an explanation of the performance-based measures applicable for these grants, see “Compensation Discussion and Analysis--Discussion and Analysis--Long-Term Incentive Compensation--2014 PSU Financial Performance Measure.”
(3)	The amounts shown represent RSUs, which vest on the third anniversary of the grant date.
(4)	The amounts shown represent NQSOs, which vest in three equal annual installments on each of the first three anniversaries of the grant date.
(5)	The exercise price per share of each NQSO was $6.12, which equals the average of the high and low sales price of a share of the Company’s common stock on the grant date of March 5, 2014.
(6)	The amounts shown represent the grant date fair value of each equity award determined in accordance with FASB ASC Topic 718.

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Outstanding Equity Awards at Fiscal Year End

The following table sets forth information concerning unexercised NQSOs and SSARs, RSUs and PSUs that have not vested, and other unexercised equity 2011 Incentive Plan awards as of December 31, 2014 for each of the named executive officers.

	Option and SSAR Awards					Stock Awards
									Equity	Equity
									Incentive	Incentive
	Number of					Number			Plan	Plan
	Securities		Number of			of Shares		Market	Awards:	Awards:
	Underlying		Securities			or Units		Value of	Number of	Market
	Unexercised		Underlying	Option or		of Stock		Shares or	Unearned	Value of
	Options or		Unexercised	SSARs	Option or	That		Units That	Units That	Unearned
	SSARs		Options	Exercise	SSARs	Have Not		Have Not	Have Not	Units That
	Exercisable		Unexercisable (1)	Price	Expiration	Vested		Vested (2)	Vested (3)	Have Not
Name	(#)		(#)	($)	Date	(#)		($)	(#)	Vested (2)
Boris	—		294,944	6.12	3/5/2021
Elisman	60,879		121,759	7.64	2/21/2020
	30,109		15,054	12.17	2/23/2019
	47,600		—	8.93	5/18/2018
	50,000	(4)	—	0.81	2/26/2016
	21,400		—	14.02	4/7/2015
						98,197	(5)	884,755	200,781	1,809,037
						66,075	(6)	595,336
						21,221	(7)	191,201
Neal V.	—		81,110	6.12	3/5/2021
Fenwick	23,192		46,385	7.64	2/21/2020
	18,066		9,032	12.17	2/23/2019
	31,400		—	8.93	5/18/2018
	100,000	(4)	—	0.81	2/26/2016
	21,400		—	14.02	3/19/2015
						27,004	(5)	243,306	63,870	575,469
						25,172	(6)	226,800
						12,733	(7)	114,724
						8,600	(8)	77,486
Thomas W.	—		73,736	6.12	3/5/2021
Tedford	16,307		32,614	7.64	2/21/2020
	12,821		6,410	12.17	2/23/2019
	28,600		—	8.93	5/18/2018
						24,550	(5)	221,196	51,654	465,403
						17,699	(6)	159,468
						9,036	(7)	81,414
Neil A.	—		73,736	6.12	3/5/2021
McLachlan	18,119		36,238	7.64	2/21/2020
	21,699		10,849	10.19	5/15/2019
						24,550	(5)	221,196	54,085	487,306
						19,665	(6)	177,182
						83,476	(8)	752,119
Christopher	—		44,242	6.12	3/5/2021
M. Franey	16,307		32,614	7.64	2/21/2020
	19,426		9,712	12.17	2/23/2019
	28,600		—	8.93	5/18/2018
	100,000	(4)	—	0.81	2/26/2016
	9,600		—	14.02	12/11/2015
						14,730	(5)	132,717	39,745	358,102

						17 699	(6)	159 468
						13,691	(7)	123,356

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(1)	NQSOs vest in three equal installments on each of the first three anniversaries of the grant date. The vesting of unexercisable NQSOs could accelerate under the following circumstances:

Event	Result
Retirement and Disability	Award would vest pro-rata through the date of separation, provided the separation occurs at least one year after the grant date.
Death	Award would vest pro-rata through the date of death.
Change-in-Control	For NQSOs granted before 2014, award would fully vest without regard to any separation. Award would also fully vest upon a change-in-control within 90 days following an involuntary termination without Cause related to the change-in-control. For NQSOs granted in or after 2014, award is subject to double-trigger vesting as a result of the change-in-control and involuntary termination of employment as defined in the award agreement.

(2)	The amounts shown reflect the value as calculated based on the $9.01 closing price of the Company’s common stock on December 31, 2014.
(3)	The amounts shown represent unearned and unvested PSUs for the 2013-2015 and 2014-2016 PSU award cycles at a threshold level of performance. The vesting of these unearned PSUs could accelerate under the following circumstances:

Event	Result
Involuntary Termination without Cause	Award would vest pro-rata at actual performance through the date of separation, provided the termination occurs after June 30 of the last year in the three-year performance cycle.
Retirement	Award would vest pro-rata through date of separation based upon actual performance.
Death and Disability	For PSUs granted before 2013, award would vest through date of separation based upon actual performance for any completed performance periods, and pro-rata at target through the date of separation for award amounts in the performance period of separation; for PSUs granted in or after 2013, award would vest pro-rata through the date of separation based upon target performance.
Change-in-Control	For PSUs granted before 2013, award would vest through date of separation based upon actual performance for any completed performance period, and in full at the maximum performance level for all remaining performance periods; for the PSUs granted in or after 2013, award would vest at the greater of target or actual performance extrapolated by the Compensation Committee in good faith as of the date of the change-in-control, with consideration of performance attained as of the end of the Company’s fiscal quarter ending immediately prior to the change-in-control together with the projected attainment of the performance for the unexpired portion of the performance cycle. For PSU’s granted in or after 2014, award would convert to RSUs subject to double-trigger vesting as a result of the change-in-control and involuntary termination of employment as defined in the award agreement.

(4)	Award is in the form of SSARs. Each SSAR represents the right to receive in shares of the Company’s common stock an amount equal to the excess, if any, of the fair market value of a share of the Company’s common stock on the exercise date over $0.81. All SSARs were fully vested as of December 31, 2014.
(5)	The amounts shown represent time-vested RSUs that vest and convert into the right to receive an equal number of shares of the Company’s common stock on March 5, 2017, provided that the named executive officer is employed by the Company at such time. The vesting of these RSUs could accelerate under the following circumstances:

Event	Result
Involuntary Termination without Cause	Award would vest pro-rata through date of separation, provided separation occurs within 180 days prior to the vesting date.
Retirement, Death or Disability	Award would vest pro-rata through date of separation.
Change-in-Control	Award is subject to double-trigger vesting as a result of the change-in-control and involuntary termination of employment as defined in the award agreement.

(6)

The amounts shown represent time-vested RSUs that vest and convert into the right to receive an equal number of shares of the Company’s common stock on February 21, 2016, provided that the named executive officer is employed by the Company at such time. The vesting of these RSUs could accelerate under the following circumstances.

43

Event	Result
Involuntary Termination without Cause	Award would vest pro-rata through date of separation, provided separation occurs within 180 days prior to the vesting date.
Retirement, Death or Disability	Award would vest pro-rata through date of separation.
Change-in-Control	Award would fully vest, absent issuance of replacement awards as permitted in the award agreement.

(7)

The amounts shown represent time-vested RSUs that vest and convert into the right to receive an equal number of shares of the Company’s common stock on February 23, 2015, provided that the named executive officers is employed by the Company at such time. The vesting of these RSUs could accelerate under the same conditions as described in footnote (6) above.

(8)

The amounts shown represent time-vested RSUs that vest and convert into the right to receive an equal number of shares of the Company’s common stock on May 15, 2015, provided that the named executive officer is employed by the Company at such time. The vesting of these RSUs could accelerate under the same conditions as described in footnote (6) above.

2014 Option Exercises and Stock Vested

The following table describes the aggregate number of shares acquired and the dollar amounts realized by each of the named executive officers during the fiscal year ended December 31, 2014 from the vesting of PSUs and RSUs, and the exercise of SSARs. There was no exercise of NQSOs by any of the named executive officers during the 2014 fiscal year. The PSUs that vested on December 31, 2014 were settled on March 4, 2015.

Name	NQSO or SSAR Awards Number of Shares Acquired on Exercise (#)	NQSO or SSAR Awards Value Realized on Exercise (1) ($)	Stock Awards Number of Shares Acquired on Vesting (2),(3) (#)	Stock Awards Value Realized on Vesting (2),(3) ($)
Boris Elisman	100,000	774,000	75,952	618,880
Neal V. Fenwick	50,000	263,500	46,811	378,741
Thomas W. Tedford	—	—	36,144	286,267
Neil A. McLachlan	—	—	38,647	348,209
Christopher M. Franey	—	—	48,066	393,685

(1)	The value represents the difference between the strike price and the fair market value of the Company’s common stock on the date of exercise.

(2)	The number of shares and amounts shown for Messrs. Elisman, Fenwick, Tedford, and Franey include 21,600, 14,200, 13,000, and 13,000 RSUs, respectively, which vested on May 18, 2014. The realized value was $129,168, $84,916, $77,740, and $77,740, respectively, calculated based upon the fair market value of the Company’s common stock on the vesting date. Mr. McLachlan did not have any RSU awards vest during 2014.
(3)	The number of shares and amounts shown for Messrs. Elisman, Fenwick, Tedford, McLachlan, and Franey include 54,352, 32,611, 23,144, 38,647, and 35,066 PSUs, respectively, from the three-year 2012-2014 PSU cycle that have been earned based on 2012, 2013, and 2014 performance and vested as of December 31, 2014. The amounts of $489,712, $293,825, $208,527, $348,209, and $315,945, respectively, represent the value as calculated based on the $9.01 closing price of the Company’s common stock on December 31, 2014.

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PENSION BENEFITS

The Pension Benefits table provides information regarding the number of years of credited service, the present value of accumulated benefits, and any payments made during the fiscal year ended December 31, 2014 with respect to the ACCO Pension and the ACCO Europe Pension Plan (“ACCO Europe Pension”) for each of the named executive officers.

Name	Plan Name	Years of Credited Service (1) (#)	Present Value of Accumulated Benefit (2) ($)	Payments During Last Fiscal Year ($)
Boris Elisman	ACCO Pension	4	88,000	—
Neal V. Fenwick	ACCO Europe Pension	22	5,196,038	—
	ACCO Pension	3	71,000	—
Thomas W. Tedford	N/A	—	—	—
Neil A. McLachlan	N/A	—	—	—
Christopher M. Franey	N/A	—	—	—

(1)	Years of Credited Service for the ACCO Pension are shown through March 6, 2009, the date on which the ACCO Pension plan was frozen. Mr. Fenwick participated in the ACCO Europe Pension Plan until April 1, 2006. Vesting service, which determines vesting and eligibility for early retirement benefits, continues to grow. As of December 31, 2014, vesting service is 5.75 years greater (absent any break-in-service or termination) than shown in the table above.
(2)	Amounts reported above as the actuarial present value of accumulated benefits under the ACCO Pension are computed using the interest and mortality assumptions that the Company applies to amounts reported in its financial statements, and are assumed to be payable at age 65. Despite the plan being frozen, the value of the benefit changes due to the assumptions utilized in the calculations. For 2014, a substantial portion of the increase in pension values is directly related to significantly lower discount rates and longer life expectancy assumptions. The interest rate assumption is 4.18%. The mortality table assumption for the ACCO Pension is based upon the RP-2014 Mortality Table projected to 2015 using the Mortality Improvement Scale MP-2014. Amounts reported above as the actuarial present value of accumulated benefit for Mr. Fenwick under the ACCO Europe Pension assumes an interest rate of 3.6%, an inflation rate of 3.1%, an exchange rate (as of December 31, 2014) of $1.5557 to one British Pound and utilizes the SAPS Table using CMI 2011 future improvements, subject to an underpin of 1% per annum.

The ACCO Pension is a broad-based, tax-qualified defined benefit pension plan, which provides a monthly cash benefit upon retirement to eligible employees of the Company, including the participating named executive officers. Historically, eligible employees included all salaried and certain hourly paid employees (regularly scheduled to work at least twenty hours per week) of the Company, except leased employees, independent contractors, certain collectively-bargained employees, and employees accruing benefits under an affiliated company foreign pension plan. Employees must have completed one year of service to participate in the ACCO Pension and five years of service to vest in the benefit. The determination of benefits under the ACCO Pension is based upon years of credited service with the Company and its participating U.S. subsidiaries and the average of the highest five consecutive years of earnings within the last ten years of vesting service. “Eligible Earnings” include base pay and certain regularly occurring bonuses, but do not include amounts that have been deferred and, for years of credited service prior to 2002, annual bonuses. All benefit service and accruals for benefits under the ACCO Pension have been frozen as of March 6, 2009. As a result, no additional benefits will accrue from that date for any of the named executive officers unless action is taken to reinstate any such benefits.

Benefits under the ACCO Pension are calculated in the following manner: A participant’s benefit for credited service accrued prior to January 1, 2002 equals the product of (A) his years of credited service multiplied by (B) the sum of (i) 0.75% of Eligible Earnings up to the participant’s applicable Social Security-covered compensation amount, plus (ii) 1.25% of the participant’s final Eligible Earnings in excess of the participant’s applicable Social Security-covered compensation amount (up to a maximum of thirty years). The participant’s benefit for credited service accrued since January 1, 2002 equals the product of (C) his years of credited service multiplied by (D) 1.25% of the participant’s final average Eligible Earnings, except that for years of credited service since January 1, 2007, the annual benefit accrual rate is 1.00% instead of 1.25%. As described above for the year 2009, Eligible Earnings and credited service will be determined as of March 6, 2009 unless subsequent action to reinstate benefit accruals is taken. Participants are fully vested in benefits after five years of service, with no vesting prior to that date. None of the named executive officers is entitled to additional credited service other than that which has been earned during their employment.

Several forms of benefit payments are available under the ACCO Pension. The ACCO Pension offers a single life annuity option, 5 and 10-year period certain and life annuity options, 50%, 75% and 100% joint and contingent beneficiary options, and a Social Security benefit adjustment option. Minimum lump-sum distributions of benefits are available if less than or equal to $1,000. The payout option must be elected by the participant before benefit payments begin. Each option available under the ACCO Pension is actuarially equivalent.

45

Normal retirement benefits commence at age 65. Under the ACCO Pension, early retirement benefit payments are available in a reduced amount to participants upon attainment of age 55 and completion of at least five years of vesting service. The ACCO Pension recognizes prior service with Fortune Brands, Inc. and other companies previously related to the Company, for periods before the spin-off of the Company from Fortune Brands, Inc. on August 16, 2005, for vesting purposes.

Mr. Fenwick is also entitled to a pension benefit under the ACCO Europe Pension in which he participated until April 1, 2006. The ACCO Europe Pension is a broad-based, defined benefit pension plan which provides a benefit upon retirement to eligible employees of ACCO UK Limited and certain other European subsidiaries of the Company. Mr. Fenwick was eligible to participate in the ACCO Europe Pension based on his prior European employment with the Company. Benefits are payable upon retirement at or after age 62 with twenty years of credited service, as a single life annuity, in an amount equal to two-thirds (2/3) of Mr. Fenwick’s final Pensionable Earnings while a participant in this plan. Under the ACCO Europe Pension, early retirement benefit payments are available in an actuarially reduced amount to participants upon attainment of age 55. The reduction is 5% per year if retiring before age 62. Pensionable Earnings are defined as Mr. Fenwick’s base salary for the preceding full year prior to April 1, 2006 together with the average annual bonus paid for the preceding three years. Benefits under this plan are based on the higher of (1) Pensionable Earnings for the full year immediately prior to April 1, 2006, or (2) the average of any three consecutive years of Pensionable Earnings in the last ten years prior thereto. Mr. Fenwick is fully vested in this benefit.

46

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

The Company does not have written employment agreements with any of its executive officers. Executive officers, including the named executive officers, are covered by the Company’s ESP at December 31, 2014 and continue to be so covered as of the date of this Proxy Statement.

The Company’s ESP provides the named executive officers the following payments and benefits upon (i) an involuntary termination without “cause,” (ii) voluntary termination for “good reason” or (iii) involuntary termination without “cause” within 24 months after (and in certain circumstances preceding) a change-in-control as defined in the ESP:

•	Involuntary Termination: 21 months of base salary and one year of target bonus for Mr. Elisman and each of the other named executive officers.

•	Change-in-Control Termination: 2.25 times base salary plus 2.25 times bonus for the year of separation for Mr. Elisman and each of the other named executive officers. The bonus amount is based on the greater of (i) a target bonus for the year of the named executive officer’s termination, or (ii) the bonus that would be paid using the Company’s most recent financial performance outlook report that is available as of the named executive officer’s termination date. The executive would also receive a pro-rata annual bonus for the year of the executive’s termination up through and including the termination effective date based on the greater of the latest projected performance level of the Company for that year or the target award.

•	Outplacement services in an amount not to exceed $30,000 for Mr. Elisman and each of the other named executive officers.

•	A gross-up payment for any “golden parachute” excise tax that may be payable by the named executive officer under Section 4999 of the Code, plus any income and employment taxes on the gross-up payment, with respect to the severance payments and other benefits due to them (whether under the ESP or otherwise), unless the amount of any “excess parachute payments” paid or payable by them does not exceed 330% of the executive’s “base pay” as determined pursuant to Section 280G of the Internal Revenue Code, in which case the gross-up payment is not paid and the severance and other golden parachute payments would be reduced so that no amount would constitute an “excess parachute payment” for purposes of Sections 280G and 4999 of the Code.

•	Any amounts payable under the ESP are reduced by amounts payable to a named executive officer under any other severance plan applicable to the named executive officer or agreement that has been entered into between the Company and the named executive officer.

Medical and other welfare benefits continue for the named executive officer’s severance period on the same cost-sharing basis as if employment had not terminated. No severance or change-in-control payments would be made until the named executive officer executes a release waiving any and all claims the executive may have against the Company. No benefits would be provided to a named executive officer if a termination was for “cause” or voluntary (other than in the case of a retirement) except at the discretion of the Board of Directors. In addition, certain equity grants awarded to the named executive officers may accelerate upon death, disability, retirement, termination without cause and in the event of a change-in-control as defined in the 2011 Incentive Plan. For additional details, see the Outstanding Equity Awards at Fiscal Year-End table and related footnotes.

The tables below, set forth, for each named executive officer, the estimated payments and other benefit amounts that would have been received by the named executive officer or his estate on December 31, 2014, under the following circumstances:

•	a change-in-control without termination of employment;
•	termination of employment by the executive officer for retirement;
•	termination of employment by the Company without cause;
•	following (or in certain circumstances preceding) a change-in-control, a termination of employment by the Company without “cause” or by the executive officer for “good reason”; or
•	termination of employment as a result of death or disability.

In preparing the tables, it is assumed that each of the named executive officers has no earned but unpaid salary or accrued and unused vacation benefits at the time of his termination and that the values reflect compensation in addition to what he would have earned had the described event not occurred. The notes accompanying these tables appear at the end of this section. Only Messrs. McLachlan and Franey are retirement eligible as of December 31, 2014.

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Boris Elisman

	Change in Control without Termination ($)	Termination by Executive for Retirement ($)	Termination by Company without Cause ($)	Termination by the Company without Cause or by the Executive for “Good Reason” Following a Change in Control ($)	Death ($)	Disability ($)
Payments and Benefits Compensation:
Cash severance(1)	—	—	2,094,750	3,472,875	—	—
Annual incentive(1)	—	—	—	808,500	—	—
Benefits:
Continuation of benefits(2)	—	—	24,346	31,303	—	—
Outplacement Services	—	—	30,000	30,000	—	—
Additional 401(k) Plan Contributions(3)	—	—	—	26,325	—	—
Long-Term Incentive Awards Acceleration:
Value of Non-Qualified Stock Options(4)	166,808	—	—	1,019,197	306,839	71,751
Value of Restricted Stock Units(5)	786,537	—	182,121	1,671,292	795,298	795,298
Value of Performance Stock Units(6)	1,723,865	—	—	3,869,966	1,696,676	1,696,676
Change-in-Control Compensation Reduction or Federal Excise Tax and Gross-up/Forfeiture(7)	2,018,843	—	—	4,895,686	—	—
Total	4,696,053	—	2,331,217	15,825,144	2,798,813	2,563,725

See accompanying notes at the end of this section.

Neal V. Fenwick

	Change in Control without Termination ($)	Termination by Executive for Retirement ($)	Termination by Company without Cause ($)	Termination by the Company without Cause or by the Executive for “Good Reason” Following a Change in Control ($)	Death ($)	Disability ($)
Payments and Benefits Compensation:
Cash severance(1)	—	—	1,176,000	1,819,125	—	—
Annual incentive(1)	—	—	—	318,500	—	—
Benefits:
Continuation of benefits(2)	—	—	24,346	31,303	—	—
Outplacement Services	—	—	30,000	30,000	—	—
Additional 401(k) Plan Contributions(3)	—	—	—	26,325	—	—
Long-Term Incentive Awards Acceleration:
Value of Non-Qualified Stock Options(4)	63,546	—	—	297,954	91,983	27,334
Value of Restricted Stock Units(5)	419,010	—	177,280	662,316	385,020	385,020
Value of Performance Stock Units(6)	711,889	—	—	1,302,071	570,558	570,558
Change-in-Control Compensation Reduction or Federal Excise Tax and Gross-up/Forfeiture(7)	—	—	—	1,775,646	—	—
Total	1,194,445	—	1,407,626	6,263,240	1,047,561	982,912

See accompanying notes at the end of this section.

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Thomas W. Tedford

	Change in Control without Termination ($)	Termination by Executive for Retirement ($)	Termination by Company without Cause ($)	Termination by the Company without Cause or by the Executive for “Good Reason” Following a Change in Control ($)	Death ($)	Disability ($)
Payments and Benefits Compensation:
Cash severance(1)	—	—	1,080,000	1,670,625	—	—
Annual incentive(1)	—	—	—	292,500	—	—
Benefits:
Continuation of benefits(2)	—	—	23,707	30,481	—	—
Outplacement Services	—	—	30,000	30,000	—	—
Additional 401(k) Plan Contributions(3)	—	—	—	26,325	—	—
Long-Term Incentive Awards Acceleration:
Value of Non-Qualified Stock Options(4)	44,681	—	—	257,778	77,991	19,219
Value of Restricted Stock Units(5)	240,882	—	77,548	462,078	237,438	237,438
Value of Performance Stock Units(6)	501,542	—	—	1,038,069	441,694	441,694
Change-in-Control Compensation Reduction or Federal Excise Tax and Gross-up/Forfeiture(7)	—	—	—	1,619,072	—	—
Total	787,105	—	1,211,255	5,426,928	757,123	698,351

See accompanying notes at the end of this section.

Neil A. McLachlan

	Change in Control without Termination ($)	Termination by Executive for Retirement ($)	Termination by Company without Cause ($)	Termination by the Company without Cause or by the Executive for “Good Reason” Following a Change in Control ($)	Death ($)	Disability ($)
Payments and Benefits Compensation:
Cash severance(1)	—	—	1,140,000	1,763,438	—	—
Annual incentive(1)	—	—	—	308,750	—	—
Benefits:
Continuation of benefits(2)	—	—	17,803	22,891	—	—
Outplacement Services	—	—	30,000	30,000	—	—
Additional 401(k) Plan Contributions(3)	—	—	—	26,325	—	—
Long-Term Incentive Awards Acceleration:
Value of Non-Qualified Stock Options(4)	49,646	21,355	21,355	262,743	80,127	21,355
Value of Restricted Stock Units(5)	929,300	830,953	830,953	1,150,496	830,953	830,953
Value of Performance Stock Units(6)	619,622	470,899	470,899	1,156,150	470,899	470,899
Change-in-Control Compensation Reduction or Federal Excise Tax and Gross-up/Forfeiture(7)	—	—	—	—	—	—
Total	1,598,568	1,323,207	2,511,010	4,720,793	1,381,979	1,323,207

See accompanying notes at the end of this section.

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Christopher M. Franey

	Change in Control without Termination ($)	Termination by Executive for Retirement ($)	Termination by Company without Cause ($)	Termination by the Company without Cause or by the Executive for “Good Reason” Following a Change in Control ($)	Death ($)	Disability ($)
Payments and Benefits Compensation:
Cash severance(1)	—	—	1,056,000	1,633,500	—	—
Annual incentive(1)	—	—	—	286,000	—	—
Benefits:
Continuation of benefits(2)	—	—	17,803	22,891	—	—
Outplacement Services	—	—	30,000	30,000	—	—
Additional 401(k) Plan Contributions(3)	—	—	—	26,325	—	—
Long-Term Incentive Awards Acceleration:
Value of Non-Qualified Stock Options(4)	44,681	19,219	19,219	172,541	54,483	19,219
Value of Restricted Stock Units(5)	282,824	252,986	252,986	415,541	252,986	252,986
Value of Performance Stock Units(6)	556,795	370,158	370,158	878,714	370,158	370,158
Change-in-Control Compensation Reduction or Federal Excise Tax and Gross-up/Forfeiture(7)	—	—	—	1,836,237	—	—
Total	884,300	642,363	1,746,166	5,301,749	677,627	642,363

See accompanying notes at the end of this section.

Notes to Potential Payments Upon Termination or Change-in-Control Tables

(1)	Represents 2014 base salary and annual incentive opportunity at target performance, calculated according to the terms of the ESP.
(2)	Represents the approximate value of the employer subsidy to broad-based employee benefit plans for the named executive officer’s benefit during the severance period.
(3)	Represents the maximum annual Company contribution to the named executive officer’s account under the Company’s 401(k) Plan during the severance period.
(4)	Reflects the excess of the fair market value as of December 31, 2014 of the underlying shares over the exercise price of all unvested options, the vesting of which accelerates in connection with the specified event. As of December 31, 2014 some of the unvested NQSOs had exercise prices in excess of the fair market value. The amounts shown reflect the value as calculated based on the $9.01 closing price of the Company’s common stock on December 31, 2014.
(5)	Reflects the fair market value as of December 31, 2014 of the shares underlying all unvested RSUs which vest in connection with the specified event. The amounts shown reflect the value as calculated based on the $9.01 closing price of the Company’s common stock on December 31, 2014.
(6)	Reflects the unvested fair market value as of December 31, 2014 of the shares underlying unvested PSUs which would vest in connection with the specified event. This value does not include the 2012-2014 PSU award which vested on December 31, 2014. The amounts shown reflect the value as calculated based on the $9.01 closing price of the Company’s common stock on December 31, 2014.
(7)	Upon a change-in-control of the Company, the named executive officer may be subject to a reduction in compensation or may incur certain excise taxes pursuant to Section 4999 of the Code of 1986, as described above.

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ADVISORY VOTE ON EXECUTIVE COMPENSATION

(Proxy Item 3)

We are providing our stockholders with an opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers. The proposal, commonly known as a “Say-on-Pay” proposal, is designed to give our stockholders the opportunity to endorse or not endorse our executive compensation program through the following resolution:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission in the Company’s Proxy Statement for the 2015 Annual Meeting of Stockholders, including in the Compensation Discussion and Analysis, the executive compensation tables and other related disclosures contained herein.”

As discussed in the Compensation Discussion and Analysis, we have designed our executive compensation program to attract, retain and motivate highly skilled executive officers, link pay to performance, and build sustainable value for our stockholders. When you cast your vote, we urge you to consider the description of our executive compensation program contained in this Proxy Statement, including under the heading “Compensation Discussion and Analysis” and the accompanying Executive Compensation tables and related footnotes.

Because your vote is advisory, it will not be binding upon our Board of Directors, it will not overrule any decision by the Board of Directors and it will not create or imply any additional fiduciary duties on the Board of Directors or any member thereof. However, the Compensation Committee and our Board of Directors will take into account the outcome of the vote when considering future executive compensation arrangements.

The Board of Directors recommends that you vote FOR Proxy Item 3.

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PROPOSAL TO APPROVE THE ACCO BRANDS
CORPORATION INCENTIVE PLAN
(Proxy Item 4)

          At the Annual Meeting, stockholders will vote on a proposal to approve the Restated Plan. The Restated Plan is an amendment and restatement of our existing 2011 Incentive Plan. In March 2015, our Board of Directors approved the Restated Plan, subject to stockholder approval, based upon a recommendation of the Compensation Committee and management. The principal features of the Restated Plan, which include an increase in the number shares available for awards, are highlighted below.

          Approval of the Restated Plan requires the affirmative vote of a majority of the shares of ACCO Brands common stock represented in person or by proxy at the Annual Meeting and entitled to vote. If the Restated Plan is approved by stockholders, awards will no longer be granted under the 2011 Incentive Plan. If the Restated Plan is not approved by stockholders, awards will continue to be granted under the 2011 Incentive Plan, but no more equity-based awards may be granted once the maximum number of shares reserved under the 2011 Incentive Plan has been reached.

          The Board of Directors recommends that you vote FOR Proxy Item 4.

          Overview

          Our incentive plan is a vital component of our compensation program. The purpose of the Restated Plan is to provide incentives linked to the creation of stockholder value and the achievement of certain short-term and long-term strategic and financial goals through a variety of equity-based and cash awards designed to attract, retain and motivate the best available employees and non-employee directors. Presently, our equity award program consists of grants of PSUs, RSUs and NQSOs.

•	PSUs represent the principal component of long-term equity incentive compensation for our named executive officers. These grants are indicative of our pay-for-performance philosophy, as discussed under the heading “Compensation Discussion and Analysis--Discussion and Analysis--Executive Compensation Philosophy.” PSUs focus management on long-term financial performance, aligning management and stockholders’ interests regarding the creation of stockholder value.

•	RSUs and NQSOs serve as important management retention tools and further align management with stockholders’ interests, including our stockholders’ interest in share price appreciation.

          Requested Increase in Plan Shares

          A key reason for adopting the Restated Plan is to replenish the number of shares available for awards.

•	The Restated Plan reflects an 11,200,000 share increase over the number of shares authorized for issuance under the 2011 Incentive Plan. As of March 13, 2015, of the 15,655,000 shares authorized under the 2011 Incentive Plan, 1,628,455 remain available for awards.

•	Based on historic grant practices, the Compensation Committee estimates that the shares available under the Restated Plan should be sufficient to allow us to continue to provide competitive grants of equity through 2018 (3 years).

•	We believe that the shares that remain available for awards under the 2011 Incentive Plan are insufficient for us to continue to attract, retain and motivate our executives beyond 2015.

          New Features of the Restated Plan

          In addition to increasing the number of shares available for awards, the Restated Plan includes several significant and new provisions.

•	No automatic single trigger vesting upon a change in control. Upon a change of control where the Company is the surviving entity or replacement awards are issued, the vesting of awards will be accelerated only if the award recipient incurs a qualifying termination at the direction of a third party or within six months prior to a change in control, or incurs a qualifying termination during the 24 months following the change of control.
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•	One-year minimum vesting requirement. The period of continuous service required for vesting of any equity-based awards granted under the Restated Plan may not be less than one-year, except for up to 5% of the aggregate number of shares available for grant under the Restated Plan, and other than as may be specified in the award agreement in the case of termination due to death or disability, or in accordance with the Restated Plan in the event of a change in control of the Company.

•	No broad discretion to accelerate vesting. The Restated Plan significantly limits the Compensation Committee’s discretion to accelerate vesting of an equity award upon termination of employment outside the terms of the award agreement. The Compensation Committee is not authorized to waive or accelerate vesting or the lapse of restrictions of any equity-based award, except upon the death or disability of a participant, or in accordance with the Restated Plan in the event of a change in control of the Company.

•	Clawback provisions. Awards under the Restated Plan, and the shares of common stock issued thereunder, are subject to ACCO Brands’ compensation clawback and recoupment policy as in effect from time-to-time. The Company’s current policy provides for the recoupment or clawback of compensation paid or payable to an executive officer involved in events that lead to a financial restatement. For further information regarding this policy, see “Compensation Discussion and Analysis--Discussion and Analysis--Clawback and Recoupment Policy.”

          Retained Features of the Restated Plan

          Important aspects of 2011 Incentive Plan have been retained in the Restated Plan and key policies will continue to be applicable to shares awarded under the Restated Plan, all of which are designed to serve our stockholders’ interests.

•	Fungible share ratio. A “fungible share ratio” remains in the Restated Plan, which has been increased from the ratio contained in the 2011 Incentive Plan. Under the ratio, full-value awards (i.e., awards other than stock options and stock appreciation rights) are counted against the share reserve as 2.06 shares for each share of stock subject to an award, while any stock options and stock appreciation rights are counted against the share reserve on a 1:1 basis.

•	No liberal share recycling. Only shares underlying awards that expire or are forfeited or cancelled, or shares that are not issued for failure to achieve applicable performance conditions, will again be available for issuance under the Restated Plan. Shares that are surrendered or withheld to pay an award’s exercise price or withholding taxes cannot be added back to the shares available under the Restated Plan. Likewise, shares purchased in the open market with proceeds from stock option exercises cannot be added to the pool of available shares under the Restated Plan.

•	No repricing or cash buy-out. No stock option or stock appreciation right may be re-priced or substituted or exchanged for cash or as consideration for the grant of a new award with a lower exercise price without stockholder approval.

•	No liberal change of control definition. The Restated Plan does not have a “liberal” change-in-control definition. A change in control is deemed to occur only upon completion, rather than stockholder approval, of a transaction.

•	No evergreen provision. The number of shares available for grant under the Restated Plan is capped, and there is no formula providing for any automatic increase in the number of shares available.

•	No discounted stock options or SARs. The Restated Plan prohibits the granting of stock options or stock appreciation rights (“SARs”) at strike prices that are less than the fair market value of our common stock on the applicable grant date.

          Historical Award Practice Highlights

          Our historical award practices include the following. We currently anticipate continuing these historic practices under the Restated Plan.

•	Three-year vesting and performance periods. Since 2005, annual equity grants to executive officers, including our CEO, have been subject to a minimum three-year vesting period. RSUs are currently subject to a minimum three-year cliff vesting period and grants of NQSOs vest one-third per year over three years. In addition, awards of PSUs have been subject to an overall three-year performance cycle.
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•	High proportion of CEO’s compensation subject to performance conditions. In 2013 and 2014, 50% of our CEO’s target equity-based compensation was subject to achievement of financial performance measures. In 2013 and 2014, 78% and 79%, respectively, of our CEO’s total target compensation was variable and at risk as it was subject to the achievement of financial performance measures and share price appreciation.

•	No hedging or pledging. Our insider trading policy, which apply to shares acquired through grants made under the Restated Plan, prohibits our directors and executive officers from engaging in hedging transactions or pledging their shares. For further information on this policy, see “Compensation Discussion and Analysis--Discussion and Analysis--Prohibitions on Hedging, Pledging and Similar Transactions.”

•	Post vesting/exercise holding requirements. Our executive officers are required to hold a specified number of shares or dollar value of equity granted to them under the Restated Plan. Prior to attaining the required threshold level, they may liquidate no more that 50% of the net shares remaining after the exercise of a stock award or the vesting of shares granted under the Restated Plan; after attaining the required threshold, they may sell shares, subject to our insider trading policy, so long as they maintain the required threshold number of shares or dollar value. For further information on this policy, see “Compensation Discussion and Analysis--Discussion and Analysis--Stock Ownership Guidelines.”

          Section 162(m) Reauthorization

          Stockholder approval of the Restated Plan also is necessary so that annual and long-term performance-based awards made to “covered employees” under the Restated Plan may be tax deductible as performance-based compensation under U.S. federal income tax law. Under Section 162(m) of the Code, compensation in excess of $1 million recognized by our CEO and certain other executive officers that is not performance-based compensation is not deductible by the Company. However, performance-based compensation may be fully deductible if the plan under which such compensation is awarded is approved by the stockholders and certain other requirements are met (though the Compensation Committee is not precluded from granting awards that are intended not to satisfy the conditions of Section 162(m)).

          Description of the Restated Plan

          The following description of the Restated Plan summarizes the material terms of the Restated Plan; however, it does not purport to be complete and is qualified in its entirety by reference to the Restated Plan attached as Annex A to this Proxy Statement.

          Term and Effective Date

          The Restated Plan will become effective on the date our stockholders approve the Restated Plan, which, if approved at the Annual Meeting, will be May 12, 2015. No awards may be made or granted after the tenth anniversary of the Restated Plan’s effective date.

          Administration

          The Restated Plan will be administered by the Compensation Committee, which is composed entirely of non-employee directors who meet the criteria of “outside director” under Section 162(m) of the Code and “non-employee director” under the rules adopted under Section 16 of the Exchange Act, and are independent under the rules of the NYSE. The Compensation Committee has the power and authority to construe and interpret the Restated Plan, select the individuals who will receive awards from among eligible participants, and determine the form, amount and terms of those awards, except that awards made to non-employee directors are granted and administered by the full Board of Directors. The Compensation Committee has the power to delegate to one or more officers of the Company the right to designate employees (other than the delegate or executive officers of ACCO Brands) to receive awards, subject to certain restrictions and provided that the total number of shares or cash payable under such awards are determined by the Compensation Committee.

          Eligibility

          Employees of the Company or its subsidiaries, including executive officers, selected by the Compensation Committee as well as non-employee directors of the Company selected by the Board of Directors are eligible to receive awards under the Restated Plan. Approximately 70 persons are eligible to participate in the Restated Plan as of March 13, 2015.

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          Plan and Award Limitations and Restrictions

          Reserved shares. The total number of shares of common stock available for awards under the Restated Plan may not exceed the sum of (i) 11,200,000 shares plus (ii) the number of shares that remain available for award under the 2011 Incentive Plan immediately prior to the effective date of the Restated Plan. As of March 13, 2015, there were 1,628,455 shares authorized under the 2011 Incentive Plan that remained available for awards.

          Fungible share ratio. Awards made under the Restated Plan will reduce the number of shares thereafter available for awards on the basis of (i) one share for each share issued under a stock option, an SAR or an award that serves a similar function, and (ii) 2.06 shares for each share issued as a full-value award.

          Other limitations. The following additional limits apply to equity awards to be made under the Restated Plan:

•	not more than 500,000 shares of common stock may be made subject to options and not more than 500,000 shares may be made subject to SARs annually to any employee;
•	not more than 750,000 shares of common stock may be made subject to restricted stock or RSU awards annually to any employee; and
•	no performance award may be granted during any performance period to any employee having an aggregate maximum dollar value in excess of $10,000,000 or an aggregate maximum amount of common stock in excess of 500,000 shares.

          One-year minimum vesting. The period of continuous employment (or service as a non-employee director) required for vesting under a grant of an equity-based award under the Restated Plan may not be less than one year, except for up to 5% of the aggregate number of shares available for grant as of the effective date of the Restated Plan, and other than as the Compensation Committee may otherwise specify in the award agreement in the case of the death or disability, or where awards have been assumed by the Company in connection with a merger or other business combination, or as otherwise may apply in the event of a change in control under the Restated Plan.

          No repricing or cash buy-out. No stock option or SAR may be re-priced or substituted or exchanged for cash or as consideration for the grant of a new award with a lower exercise price without stockholder approval, except as may be permitted in connection with an event described below under the heading “--Adjustments”.

          Clawback and cancellation. All awards made under the Restated Plan, and shares of common stock issued thereunder, are subject to applicable ACCO Brands’ compensation deduction, cancellation, clawback or recoupment policies as in effect from time-to-time and any similar policies as required by law or regulation. An award agreement may provide that a participant’s award or payments thereunder will be subject to cancellation or recoupment in instances where the participant is terminated for cause or has violated certain policies or codes of conduct, has breached a restrictive covenant applicable to the participant or has engaged in misconduct or conduct that is detrimental to the business or reputation of the Company.

          Share Recycling Provisions and Limitations

          The Restated Plan contains the following provisions and limitations with respect to shares that may again become available for awards.

•	Any shares of common stock covered by an award that are not issued or are cancelled because the award expires or is forfeited or terminated (for example, for a failure to vest or to achieve applicable performance conditions) will again be available for award and will not be considered as having been made subject to an award.
•	Any shares surrendered or withheld as payment for all or a portion of the exercise price of a stock option or SAR, or surrendered or withheld in satisfaction of withholding taxes with respect to an award, will not be again available for award.
•	The exercise or settlement of an SAR will reduce the shares available under the Restated Plan by the total number of shares to which the exercise or settlement relates, and not just the net amount of shares actually issued upon exercise or settlement. Shares not issued upon exercise or settlement of an SAR will not again be available for award.
•	Any shares under a stock option that are cancelled upon exercise of an SAR (for an SAR issued in tandem with a stock option) when settled wholly or partially in shares will, to the extent of such settlement in shares, be treated as if the stock option itself had been exercised, and the shares received in settlement of the SAR will no longer be available for award.
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•	Any shares purchased in the open market with proceeds from the exercise of stock options will not be added to the pool of shares available for awards under the Restated Plan.
•	Awards settled solely in cash will not reduce the number of shares available for issuance under the Restated Plan.
•	Shares of common stock issued in connection with awards that are assumed, converted or substituted pursuant to a merger or other business combination will not reduce the number of shares available for issuance under the Restated Plan.

          The number of shares reserved for issuance under the Restated Plan and the limitations described above may be adjusted by the events described below under the headings “--Adjustments” and “--Change in Control”.

          Award Forms

          Under the Restated Plan, the Compensation Committee may grant various types of awards, including the following:

          Stock options. Stock option awards may be either incentive stock options or non-qualified stock options. Stock options are exercisable in whole or in part following the completion of a required employment period (or service period for a non-employee director) and the satisfaction of any performance objectives as specified in the discretion of the Compensation Committee.

Stock options expire no later than the seventh anniversary of the date of grant and the exercise price of stock options may not be less than the fair market value of a share of our common stock on the date of grant.

          Stock appreciation rights. Stock appreciation rights, or SARs, may be granted independently of any stock option or in tandem with all or any part of a stock option. SARs are exercisable in whole or in part following the completion of a required employment period (or service period for a non-employee director) and the satisfaction of any performance objectives as specified in the discretion of the Compensation Committee. Generally, upon exercise, an SAR entitles a participant to receive (in cash, shares of common stock or a combination thereof) the excess of the fair market value of a share of common stock on the date the SAR was exercised over its exercise price. SARs will expire no later than the seventh anniversary of the date of grant, and the exercise price of an SAR may not be less than the fair market value of a share of our common stock on the date of grant.

          Restricted shares and performance shares. Shares of common stock that are subject to restrictions on transfer or other incidents of ownership as established by the Compensation Committee, including, in the case of performance shares, the satisfaction of performance criteria, may be awarded under the Restated Plan. For restricted shares, a “restriction period” will apply during which time the shares are subject to forfeiture by the participant if, for example, the participant’s employment or service terminates. During a restricted shares’ restriction period, the holder will be entitled to exercise full voting rights. For performance shares, the performance period shall be at least one-year.

          Restricted and performance stock units. RSUs and PSUs are fixed or variable share denominated units subject to such terms and conditions, including vesting, time of payment and, in the case of PSUs, the satisfaction of performance criteria, as the Compensation Committee may determine. RSUs and PSUs are valued in whole or in part by reference to, or otherwise based on, the fair market value of the Company’s common stock, and may be paid in shares of common stock, cash or a combination of both. For PSUs, the performance period shall be at least one-year.

          Dividends and dividend equivalents. Rights to dividends and dividend equivalents may be made a part of certain awards, subject to such terms, conditions and restrictions as the Compensation Committee may establish. Any dividends or dividend equivalents credited with respect to performance-based awards may not be payable prior to the payment, if any, of such performance-based award.

          Cash-based awards. Awards denominated in cash may be granted under the Restated Plan, or under other annual bonus, multi-year bonus or other incentive or bonus plans established under the Restated Plan, that may be earned and payable based on the satisfaction of performance criteria designated by the Compensation Committee. No employee who is a “covered employee” under Section 162(m) of the Code, which includes our CEO and certain of our other executive officers, may receive an annual cash incentive award under the Restated Plan in excess of the lesser of (i) 50% of any annual incentive pool established by the Compensation Committee and (ii) $3,000,000. Such annual awards to “covered employees” will be subject to other terms and conditions as the Compensation Committee determines necessary to satisfy Section 162(m) of the Code; however, the Compensation Committee is not precluded from granting awards that are intended not to satisfy the conditions of Section 162(m).

          Other incentive awards. The Compensation Committee may grant other types of awards under the Restated Plan whose value, in whole or in part, is based on the Company’s common stock or other factors.

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          Performance Criteria

          Performance awards, such as performance shares and PSUs, represent the right to receive shares of common stock, cash or a combination thereof, contingent on the achievement of performance or other objectives during a specified period as the Compensation Committee may determine. Section 162(m) of the Code requires that performance awards be based upon objective performance measures in order to be deductible if they and other non-performance-based compensation paid to a “covered employee” in any year exceeds $1 million. The Compensation Committee may designate whether any such award being granted to any participant is intended to be “performance-based compensation” as that term is used in Section 162(m).

Awards intended to be “performance-based compensation” will be conditioned on the achievement of criteria, measures or standards established by the Compensation Committee, provided that such measures relate to one or more of the following, as selected by the Compensation Committee:

•	stock price	•	revenues
•	operating income	•	operating company contribution
•	cash flow or cash flow from operations	•	income from continuing operations
•	net asset turnover	•	net income
•	operating margin	•	economic profit
•	gross profit	•	working capital efficiency
•	cost reductions	•	improvement in cost of goods sold
•	inventory sales ratio	•	leverage ratio
•	earnings or revenue growth	•	gross margin
•	total return to stockholders	•	debt or net debt
•	earnings before one or more of interest, taxes, depreciation and amortization	•	return on equity, assets, net assets or net tangible assets, sales, capital employed, invested capital, or total capital
•	economic value added - or EVA® (net operating profit after tax minus the sum of capital multiplied by the cost of capital)	•	earnings per share or earnings per share from continuing operations
•	implementation or completion of critical projects, including acquisitions, divestitures, and other ventures	•	process improvements
•	attainment of other strategic objectives, including but not limited to market penetration, geographic expansion, product development, innovation or research goals

          Performance measures may be particular to a line of business, subsidiary or other unit or may be based on the performance of the Company generally, and may, but need not, be based upon a change or an increase or position result. Performance objectives must include a minimum performance standard below which no payment is made and a maximum performance level above which no further amount of payment is made. Performance measures may vary from participant to participant and between groups of participants.

          The Compensation Committee may adjust the performance measurement and objectives to take into account changes in law and accounting and tax rules and the effects of extraordinary or unusual items, events or circumstances, provided that for any award that is intended to constitute performance-based compensation under Section 162(m), no adjustment results in an increase in the compensation of any affected participant who is a “covered employee” for the applicable performance period. The Compensation Committee also may modify the performance measures and thereby reduce the amount payable to a participant at its discretion. The list of performance measures noted above is contained in Section 7(a) of the Restated Plan attached as Annex A to this Proxy Statement.

          Participant Termination Provisions

          Each participant’s award agreement will specify the treatment of the award in the event of the participant’s termination of employment (or service as a non-employee director), as determined by the Compensation Committee at the time of grant. Generally, awards will be forfeited and will not be paid if the awards or portions thereof remain unvested or subject to restriction or forfeiture as of the date a participant’s employment or service as a non-employee director with the Company ceases. Except as otherwise determined by the Compensation Committee in the award agreement, if a participant’s employment or service as a non-employee director with the Company ends due to the death, disability or retirement:

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•	all options and SARs held by the participant, to the extent then vested and exercisable, will continue to be exercisable for the lesser of five years or the remaining term of the options or SARs;
•	a prorated portion of the restricted stock award or RSU will become unrestricted or nonforfeitable and payable, respectively, based on the period of restriction elapsed through the date of death, disability or retirement; and
•	subject to the attainment of the performance objectives set forth in the award, a prorated portion of the performance shares and PSUs will become unrestricted or nonforfeitable and payable, as applicable, with the proration based on the portion of the performance period elapsed through the date of the participant’s termination.

          The Restated Plan provides that the Compensation Committee is not authorized to waive or accelerate vesting or the lapse of restriction of any equity award, except upon the death or disability of a participant, or in accordance with the Restated Plan in the event of a change in control of the Company.

          Adjustments

          In the event of a corporate transaction involving the Company, such as an extraordinary cash dividend, recapitalization, reorganization, merger, consolidation or spin-off, the Compensation Committee may adjust outstanding awards as it deems appropriate so as to maintain the intended benefits of the Restated Plan and the awards.

          Change in Control

          Replacement awards-no immediate vesting. Awards will not vest upon a change in control of the Company (as defined in Section 2(f) of the Restated Plan) and will continue to the extent qualifying as an “Replacement Award” as defined under Section 12(a)(ii) of the Restated Plan. Where Replacement Awards are issued, vesting will be accelerated where a participant incurs a qualifying termination during the 24 months following the change in control.

          Vesting if no replacement award. To the extent a Replacement Award is not provided to a participant, or if a participant incurs a qualifying termination at the direction of a third party seeking to effect a change in control or within six months prior to a change in control, upon a change in control all outstanding stock options and SARs will become immediately exercisable; all restricted shares will become unrestricted; all RSUs will become fully vested and paid out in cash or common stock; and all performance-based awards will become payable in full, with the performance objectives applicable to such award deemed satisfied at target level of performance for the entire performance period (or a greater amount if determined by the Compensation Committee to have been earned based on performance through the date of the change in control).

          Amendment and Termination

          Our Board of Directors may, at any time, amend, suspend or terminate the Restated Plan, subject to the receipt of stockholder approval for certain types of amendments. No amendment, suspension or termination of the Restated Plan may materially adversely affect any award previously granted under the Restated Plan without the written consent of the participant holding such award.

          Tax Consequences

          The following is a brief summary of the principal United States federal income tax consequences of stock option and SAR awards that may be granted under the Restated Plan. The summary is based on current federal income tax laws and interpretations thereof, all of which are subject to change at any time, possibly with retroactive effect. The summary is not intended to be exhaustive.

          Non-qualified stock options and SARs. A participant who receives a NQSO or SAR does not recognize taxable income upon the grant of the option or SAR, and the Company is not entitled to a tax deduction on the date of grant. The participant will recognize ordinary income upon the exercise of the option or SAR in an amount equal to the excess of the fair market value of the option or SAR shares on the exercise date over the option or SAR exercise price stated in the award. Such income will be treated as compensation to the participant subject to applicable tax withholding requirements. The Company generally is entitled to a tax deduction in an amount equal to the amount that is taxable to the participant as ordinary income in the year that the income is taxable to the participant. Any appreciation in value after the time of exercise will be taxable to the participant as capital gain and will not result in a deduction by the Company.

          Incentive stock options. An employee who receives an incentive stock option does not recognize taxable income upon the grant or exercise of the option, and the Company is not entitled to a tax deduction on the date of grant. The difference between the option exercise price and the fair market value of the option shares on the date of exercise, however, will be treated as a tax

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preference item for purposes of determining the alternative minimum tax liability, if any, of the employee in the year of exercise. The Company will not be entitled to a deduction with respect to any item of tax preference.

          An employee will recognize gain or loss upon the disposition of shares acquired from the exercise of incentive stock options. The nature of the gain or loss depends on how long the option and the option shares were held. If the option shares are not disposed of pursuant to a disqualifying disposition, the employee will recognize long-term capital gain or capital loss depending on the selling price of the shares. A “disqualifying disposition” is a disposition that occurs within two years from the date the option was granted or one year from the date of option exercise. If option shares are sold or disposed of as part of a disqualifying disposition, the employee must recognize ordinary income in an amount equal to the lesser of the amount of gain recognized on the sale, or the difference between the fair market value of the option shares on the date of exercise and the option price. Any additional gain will be taxable to the employee as a long-term or short-term capital gain, depending on how long the shares were held after exercise of the option. The Company generally is entitled to a deduction in computing its federal income taxes for the year of disposition in an amount equal to any amount taxable to the employee as ordinary income.

          Equity Compensation Plan Information

          The following table gives information, as of December 31, 2014, about our common stock that may be issued upon the exercise of stock options, SSARs and other equity awards under all compensation plans under which equity securities are reserved for issuance.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(1)	4,973,386	$7.02	4,987,128	(2)
Equity compensation plans not approved by security holders	—	—	—
Total	4,973,386	$7.02	4,987,128	(2)

(1)	This number includes 4,944,796 common shares that are subject to issuance upon the exercise of stock options/SSARs granted under the 2011 Incentive Plan, and 28,590 common shares that are subject to issuance upon the exercise of stock options pursuant to the Company’s 2005 Assumed Option and Restricted Stock Unit Plan. The weighted-average exercise price in column (b) of the table reflects all such options/SSARs.

(2)	These are shares available for grant as of December 31, 2014 under the 2011 Incentive Plan pursuant to which the Compensation Committee may make various stock-based awards. In addition to these shares, the following shares may become available for grant under the 2011 Incentive Plan and, to the extent such shares have become available as of December 31, 2014, they are included in the table as available for grant: shares covered by outstanding awards under the 2011 Incentive Plan that were forfeited or otherwise terminated.

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SUBMISSION OF STOCKHOLDER PROPOSALS AND NOMINATIONS

          Stockholders interested in submitting a proposal for inclusion in our proxy statement for the 2016 annual meeting must follow the procedures and meet the other requirements outlined in Rule 14a-8 of the Securities Exchange Act of 1934, and we must receive such proposal at our principal executive offices on or before December 1, 2015. Article II of our By-Laws requires that we be given advance written notice of director nominations and other matters that a stockholder wishes to present for action at an annual meeting other than those to be included in our proxy statement pursuant to Rule 14a-8. To be timely, our Corporate Secretary must receive such notice at our principal executive offices not earlier than the close of business on January 13, 2016 and not later than the close of business on February 12, 2016. Any such notice and accompanying proposal or director nomination also must be in proper form and meet the detailed disclosure and other requirements specified in Article II of our By-Laws.

          Any proposals, notices or nominations must be sent to the Office of the Corporate Secretary, ACCO Brands Corporation, Four Corporate Drive, Lake Zurich, Illinois 60047. A copy of our By-laws is available upon written request to the Corporate Secretary at the address noted above, or may be accessed under the Investor Relations section of our website, www.accobrands.com. Additionally, a copy of our By-laws, which we included as an exhibit to our Current Report on Form 8-K filed with the SEC on February 26, 2013, can be accessed through the SEC’s website at www.sec.gov.

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MISCELLANEOUS

          Cost of Soliciting Proxies

          The Company will bear the expense of soliciting proxies for this meeting, including mailing costs of the Notice, except for some costs associated with individual stockholders’ use of the Internet or telephone. In addition to solicitation by mail, directors, officers and other employees may also solicit proxies personally or by telephone or other means of electronic communication but will not receive specific compensation for any such solicitation. We may reimburse brokerage firms and others holding stock in their names or in names of nominees for their reasonable out-of-pocket expenses in sending proxy materials to principals and beneficial owners.

          In addition to mailing copies of the Notice and mailing or making available the related proxy materials to stockholders, we will request that persons who hold stock in their names or custody, or in the name of nominees, for the benefit of others, to forward copies of these materials to the beneficial owners of our stock, and to request the authority to execute the proxies. Stockholders who do not intend to be present at the meeting are urged to send in their proxies without delay or vote their proxies by telephone or through the Internet. Your prompt response is greatly appreciated.

          Multiple Stockholders Having the Same Address

          We are sending only one Notice of Internet Availability of Proxy Materials or one Proxy Statement and Annual Report to the address of multiple stockholders unless we have received contrary instructions from any stockholder at that address. This practice, known as “householding,” reduces duplicate mailings, saving paper and reducing printing costs. Any stockholder residing at such an address who would like to receive an individual copy of the materials, or who is receiving multiple copies of our Proxy Statement and Annual Report and would prefer to receive a single copy in the future, may contact Broadridge, Householding Department by mail at 51 Mercedes Way, Englewood, New York 11717 or by telephone at (800) 542-1061.

          Other Matters

          The Company knows of no other matters to be submitted to the stockholders at the Annual Meeting. If any other matters properly come before the meeting, the people named in the enclosed proxy will vote the shares they represent in accordance with the recommendation of the Board of Directors.

March 30, 2015	By order of the Board of Directors

Pamela R. Schneider
Senior Vice President, General Counsel
and Corporate Secretary

          Financial and Other Information

          The Company has made available to you its Annual Report, which can be accessed by following the instructions contained in the Notice of Internet Availability of Proxy Materials. The Annual Report contains the Company’s Annual Report on Form 10-K for the year ended December 31, 2014. The Company’s Annual Report on Form 10-K for the year ended December 31, 2014 can also be accessed online at the Investor Relations section of the Company’s website at www.accobrands.com. The Annual Report and Proxy Statement are also available without charge by request made in writing to Ms. Jennifer Rice, Vice President-Investor Relations at ACCO Brands Corporation, Four Corporate Drive, Lake Zurich, IL 60047 or by telephone at (847) 796-4320. Additionally, the Company’s Audit Committee Charter, Compensation Committee Charter, Corporate Governance and Nominating Committee Charter, Finance and Planning Committee Charter, Executive Committee Charter, Code of Business Conduct and Ethics and Corporate Governance Principles are available without charge at the Investor Relations section of the Company’s website at www.accobrands.com or in print upon request by any stockholder to Ms. Rice at the address noted above.

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ANNEX A

ACCO BRANDS CORPORATION

INCENTIVE PLAN

(As Amended and Restated Effective __________, 20151)

          1.          Purpose. This ACCO Brands Corporation Incentive Plan (the “Plan”) is an amendment and restatement of the 2011 Amended and Restated ACCO Brands Corporation Incentive Plan, as amended. The purpose of the Plan is to provide incentives linked to value creation for shareholders of ACCO Brands Corporation (“ACCO”) and the achievement of certain short-term and long-term strategic and financial goals through a variety of equity-based and cash Awards designed to attract, retain and motivate the best available Employees and Non-Employee Directors.

          2.          Definitions.

         (a)          “Award” includes, without limitation, Stock Option (including Incentive Stock Option), Stock Appreciation Right, Performance Share, Performance Stock Unit, Dividend or Equivalent Right, Stock, Restricted Share, Restricted Stock Unit or Cash Awards or Other Incentive Awards, all on a standalone, combination or tandem basis, as described in or granted under the Plan.

         (b)          “Award Agreement” means an agreement or other writing, and any amendment or modification thereof (which agreement or other writing may be framed as a subplan, program, notification, statement, resolutions or other document and may be in electronic format), provided by ACCO to each Participant setting forth the terms and conditions of each Award made under the Plan.

         (c)          “Board” means the Board of Directors of ACCO.

         (d)          “Cash Award” has the meaning specified in Section 6(h).

         (e)          “Cause” means if the Participant (i) is a participant in the Company’s Executive Severance Plan on the date of the Participant’s Separation from Service, the meaning ascribed to such term in the Executive Severance Plan as in effect on such date, or (ii) is not on the date of such Separation from Service a participant in the Company’s Executive Severance Plan, such definition as is specified in the Participant’s Award Agreement.

         (f)          “Change in Control” A “Change in Control” shall be deemed to have occurred if:

(i) Any person (as that term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the beneficial owner (as that term is used in Section 13(d) of the Exchange Act, and the rules and regulations promulgated thereunder), of 30% or more of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of Directors (“Voting Securities”) of ACCO, excluding, however, any acquisition of Voting Securities: (A) directly from ACCO, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from ACCO, (B) by ACCO or a Subsidiary of ACCO, (C) by an employee benefit plan (or related trust) sponsored or maintained by ACCO or an entity controlled by ACCO, or (D) pursuant to a transaction that complies with clauses (A), (B) and (C) of Section 2(f)(iii);
(ii) Individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a Director subsequent to such Effective Date whose election, or nomination for election by ACCO’s stockholders, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election or removal of the directors of ACCO or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board;
(iii) ACCO shall be merged or consolidated with, or, in any transaction or series of transactions, substantially all of the business or assets of ACCO shall be sold or otherwise acquired by, another corporation or entity unless, as a result thereof, (A) the stockholders of ACCO immediately prior thereto shall beneficially own, directly or indirectly, at least 60% of the combined Voting Securities of the surviving, resulting or transferee corporation or entity (including, without limitation, a corporation that as a result of such transaction owns ACCO or all or substantially all of ACCO’s assets either directly or through one or more subsidiaries) (“Newco”) immediately thereafter in substantially the same proportions as their ownership immediately prior to such corporate transaction, (B) no person beneficially owns (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, and the rules and
(iv) regulations promulgated thereunder), directly or indirectly, 30% or more, of the combined

1Annual Meeting of stockholders is scheduled for May 12, 2015.

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Voting Securities of Newco immediately after such corporate transaction except to the extent that such ownership of ACCO existed prior to such corporate transaction and (C) more than 50% of the members of the board of directors of Newco shall be Incumbent Directors; or

                                     (v)          The stockholders of ACCO approve a complete liquidation or dissolution of ACCO.

                    (g)          “Code” means the Internal Revenue Code of 1986, as amended from time to time.

                    (h)          “Committee” means the Compensation Committee of the Board or such other committee of the Board as may be designated by the Board from time to time to administer the Plan.

                    (i)          “Common Stock” means common stock, par value $.01 per share, of ACCO.

                    (j)          “Company” means, collectively, ACCO and its Subsidiaries.

                    (k)          “Covered Employee” means any Employee who is or is reasonably expected to be a “covered employee” under Section 162(m) of the Code.

                    (l)          “Director” means a member of the Board.

                    (m)          “Director Award” has the meaning specified in Section 6(j).

                    (n)          “Disability” means totally and permanently disabled as from time to time defined under the long-term disability plan of ACCO or a Subsidiary applicable to the Participant or, in the case in which there is no applicable plan, a total and permanent disability as defined in Section 22(e)(3) of the Code (or any successor Section); provided, however, that to the extent an amount payable under the Plan which constitutes a deferral of compensation pursuant to Section 409A would become payable upon Disability, “Disability” for purposes of such payment shall not be deemed to have occurred unless the disability also satisfies the requirements of Treasury Regulation Section 1.409A-3. Subject to the approval of the Committee, a different definition of Disability may be applicable to a Participant employed outside the United States who is subject to local disability laws and programs.

                    (o)          “Dividend or Equivalent Rights” has the meaning specified in Section 6(f).

                    (p)          “Effective Date” has the meaning specified in Section 17.

                    (q)          “Employee” means an employee of ACCO or a Subsidiary.

                    (r)          “Exchange Act” means the Securities Exchange Act of 1934, as amended.

                    (s)          “Fair Market Value” means the average of the high and low sales prices of a Share on the New York Stock Exchange, Inc. composite tape (or if Common Stock is not then traded on the New York Stock Exchange, on the stock exchange or over-the-counter market on which Common Stock is principally trading) on the date of measurement, and if there were no trades on such measurement date, on the first day on which a trade occurs next succeeding such measurement date.

                    (t)          “Family Member” has the meaning specified in Section 9(a).

                    (u)          “Full Value Award” means an Award other than a Stock Option, Stock Appreciation Right or a Cash Award (or Other Incentive Award which serves a similar function to a Stock Option, Stock Appreciation Right or Cash Award).

                    (v)          “Good Reason” shall mean, if the Participant (i) is a participant in the Company’s Executive Severance Plan on the date of the Participant’s Separation from Service, the meaning ascribed to such term in the Executive Severance Plan as in effect on such date, or (ii) is not on the date of such Separation from Service a participant in the Company’s Executive Severance Plan, such definition as may be specified in the Participant’s Award Agreement.

                    (w)          “Incentive Stock Option” has the meaning specified in Section 6(b).

                    (x)          “Incumbent Board” has the meaning specified in Section 2(f)(ii).

                    (y)          “Newco” has the meaning specified in Section 2(f)(iii).

                    (z)          “Non-Employee Director” means a Director who is not an employee of ACCO or a Subsidiary.

                    (aa)        “Other Incentive Award” has the meaning specified in Section 6(i).

                    (bb)        “Participant” means an Employee or Non-Employee Director who has been granted an Award under the Plan.

                    (cc)          “Performance Criteria” has the meaning specified in Section 7(a).

                    (dd)          “Performance Period” means the period of time during which specified Performance Criteria are to be measured as determined in accordance with Section 7(a).

                    (ee)          “Performance Share” has the meaning specified in Section 6(d).

                     (ff)          “Performance Stock Unit” has the meaning specified in Section 6(e).

                     (gg)          “Plan” means this ACCO Brands Corporation Incentive Plan (including all amendments and restatements hereof prior to the Effective Date, and as may be amended after the Effective Date in accordance with Section 13).

                     (hh)        “Plan Year” means a twelve-month period beginning with January 1 of each year.

                     (ii)          “Previously-Acquired Shares” means shares of Common Stock acquired by the Participant or any beneficiary of the Participant other than pursuant to an Award under the Plan.

                     (jj)          “Replaced Award” has the meaning specified in Section 12(a).

                     (kk)         “Replacement Award” has the meaning specified in Section 12(a).

                     (ll)          “Restriction Period” means a period of time beginning as of the date upon which an Award subject to restrictions or forfeiture provisions is granted pursuant to the Plan and ending as of the date upon which the Common Stock subject to such Award is no longer restricted or subject to forfeiture provisions.

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                     (mm)       “Restricted Share” has the meaning specified in Section 6(d).

                     (nn)          “Restricted Stock Unit” has the meaning specified in Section 6(e).

                     (oo)          “Retirement” means (i) the Participant’s termination of employment on or after attaining age 55 and completion of either (A) at least five years of service with the Company without a break in service (due to a termination of employment and re-employment) of more than one year or (B) at least five years of continuous service with the Company; provided, that Retirement shall not include a termination of employment due to the Participant’s violation of Company policies or dishonesty or other misconduct prejudicial to the Company, as determined in the discretion of the Committee, or (ii) retirement from service as a member of the Board by a Non-Employee Director after five or more years of service as a Non-Employee Director of ACCO (together with any prior service as an Employee).

                     (pp)          “Section 162(m) Award” means an Award that is intended by the Committee to constitute “qualified performance-based compensation” under Section 162(m) of the Code and the regulations thereunder.

                     (qq)         “Separation from Service” means a Participant’s separation from service from the Company and all members of the Company controlled group within the meaning of Treasury Regulation Sections 1.409A-1(g) and (h).

                     (rr)          “Section 409A” means Section 409A of the Code including regulations or other official guidance issued with respect thereto.

                     (ss)          “Stock Appreciation Right” has the meaning specified in Section 6(c).

                     (tt)          “Stock Award” has the meaning specified in Section 6(g).

                     (uu)         “Stock Option” has the meaning specified in Section 6(a).

                     (vv)         “Subsidiary” means any corporation, other than ACCO, in an unbroken chain of corporations beginning with ACCO, if each of the corporations other than the last corporation in the unbroken chain owns 50% or more of the voting stock in one of the other corporations in such chain, except that with respect to Incentive Stock Options, “Subsidiary” means “subsidiary corporation” as defined in Section 424(f) of the Code. For purposes of this definition of “Subsidiary”, references to a corporation and its voting stock shall also mean any other form of entity and its voting equity interests.

                     (ww)          “Voting Securities” has the meaning specified in Section 2(f)(i).

          3.         Eligibility. Any Employee selected by the Committee or Non-Employee Director selected by the Board is eligible to receive an Award.

          4.          Plan Administration.

                       (a)             Administration; Determinations. Except as otherwise determined by the Board, the Plan shall be administered by the Committee. The Committee shall be appointed by the Board, shall consist of three or more outside, independent members of the Board, and in the judgment of the Board, shall be qualified to administer the Plan as contemplated by (i) Rule 16b-3 of the Exchange Act (or any successor rule), (ii) Section 162(m) of the Code and the regulations thereunder (or any successor section and regulations), and (iii) any rules and regulations of the New York Stock Exchange (or such other stock exchange on which Common Stock is traded). The Committee shall have the power and authority to administer, construe and interpret the Plan, to make rules for carrying it out and to make changes in such rules, and to correct any defect, supply any omission and reconcile any inconsistency in the Plan. The Committee shall make determinations with respect to the participation of Employees in the Plan and, except as otherwise required by law or the Plan, the terms of Awards and Award Agreements, including vesting schedules, exercise prices, Performance Criteria, Performance Period, Restriction Period, option term, dividend rights, post-retirement and termination rights, payment alternatives such as cash, stock, contingent awards or other means of payment consistent with the purposes of the Plan, and such other terms and conditions as the Committee deems appropriate. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among eligible persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated. Notwithstanding the foregoing provisions of this Section 4(a), Director Awards shall be governed by the Board in accordance with Section 6(j) and references to the Committee under the Plan shall, for all purposes respecting Director Awards, mean exclusively the Board.

                    (b)          Authority; Indemnification. The Committee, by such action at a meeting thereof (or by written consent without a meeting) as is required under its charter, shall have authority to interpret and construe the provisions of the Plan and the Award Agreements, to decide all questions of fact arising in its application and to make all other determinations pursuant to any Plan provision or Award Agreement which shall be final and binding on all persons. To the extent deemed necessary or advisable for purposes of Section 16 of the Exchange Act or Section 162(m) of the Code, a member or members of the Committee may recuse himself or themselves from any action, in which case action taken by the majority of the remaining members shall constitute action by the Committee. To the extent deemed necessary or advisable for purposes of Section 16 of the Exchange Act or otherwise, the Board may act as the Committee hereunder. For purposes of the Plan, references to the Committee shall be deemed to refer to any subcommittee, subcommittees, or other persons or groups of persons to whom the Committee delegates authority pursuant to Section 4(c). No member of the Committee shall be liable for any action or determination made in good faith, and the members of the Committee shall be entitled to indemnification and reimbursement in the manner provided in ACCO’s certificate of incorporation, by-laws, by agreement or otherwise, as may be amended from time to time.

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                    (c)          Authorization of Officers. To the extent permitted under Delaware law, the Committee may, by a resolution adopted by the Committee, authorize one or more officers of ACCO to do one or more of the following: (i) designate officers and employees of the Company to be recipients of an Award under this Plan, (ii) determine the amount, terms, conditions, and form of any such Awards and (iii) take any other actions which the Committee is authorized to take under this Plan, including certain administrative, reporting and other similar actions; provided, however, that the resolution so authorizing such officer or officers shall specify the total number of shares of Common Stock or total amount of cash payable under such Awards which such officer or officers may so award. Notwithstanding the foregoing, the Committee shall not delegate to any person the authority to grant Awards to, or take other action with respect to, Participants who at the time of such Awards or action are subject to Section 16 of the Exchange Act or are Covered Employees. Further, the Committee shall not authorize an officer to designate himself or herself as a recipient of any such Awards.

          5.       Common Stock Subject to the Provisions of the Plan and Certain Limitations and Conditions.

                    (a)          Common Stock Subject to Awards. The stock subject to the provisions of the Plan may be shares of authorized but unissued Common Stock, treasury shares of Common Stock held by ACCO or any Subsidiary, or shares of Common Stock acquired by ACCO through open market purchases or otherwise. Subject to adjustment in accordance with the provisions of Section 10, the total number of shares of Common Stock which may be issued under the Plan or with respect to which Awards may be granted, including Incentive Stock Options, shall not exceed the sum of 11,200,000 shares, plus the number of shares of Common Stock previously authorized by the stockholders for issuance under the Plan which, as of the Effective Date, have not been issued (or which were issued and returned to the Plan and available for reissuance in accordance with the terms of the Plan as in effect on the date so returned) or are not subject to an outstanding award under the Plan. Awards granted under the Plan on and after the Effective Date shall reduce the number of shares of Common Stock thereafter available for Awards on the basis of: (i) one share for each such share issued as an Award of Stock Options or Stock Appreciation Rights, or Other Incentive Awards which serve a similar function to Stock Options or Stock Appreciation Rights and (ii) 2.06 shares for each such share issued as a Full Value Award. To the extent shares of Common Stock subject to a Full Value Award again become available for issuance for reasons described in Section 5(c), such shares of Common Stock shall be available for issuance as Full Value Awards (or as Stock Options or Stock Appreciation Rights, or Other Incentive Awards not constituting Full Value Awards, subject to the foregoing ratio).

                    (b)          Award Limitations. Not more than 500,000 shares of Common Stock may be made subject to an Award or Awards of Stock Options (including Incentive Stock Options), and not more than 500,000 shares of Common Stock may be made subject to an Award or Awards of Stock Appreciation Rights, under the Plan annually to any Employee. Not more than 500,000 shares of Common Stock may be made subject to an Award or Awards of Performance Shares or Performance Stock Units, based on maximum performance thereunder, under the Plan annually to any Employee and not more than a maximum aggregate dollar value of $10,000,000 may be made subject to a performance-based Cash Award or Awards under the Plan annually to any Employee; provided, no Employee who is a Covered Employee for an applicable year shall receive a Cash Award or Awards under ACCO’s annual bonus plan, or respecting any other Performance Period of one Plan Year, that exceeds the lesser of (i) 50% of any annual incentive pool established by the Committee hereunder and (ii) $3,000,000. Not more than 750,000 shares of Common Stock may be made subject to an Award or Awards of Restricted Shares or Restricted Stock Units under the Plan annually to any Employee. The foregoing limitations on Stock Option, Stock Appreciation Right, Restricted Share, Restricted Stock Unit, Performance Share, Performance Stock Unit and performance-based Cash Awards shall be applied in a manner consistent with the requirements of Section 162(m) of the Code. The number of shares of Common Stock, and the limitations thereon, which may be issued pursuant to this Section 5(b) shall be subject to adjustment as provided in Section 10.

                    (c)          Share Recycling and Limitations. Any shares of Common Stock that have been made subject to an Award that are not issued or are cancelled by reason of the failure to achieve applicable performance objectives under, or the forfeiture, termination, surrender, cancellation or expiration of, such Award shall again be available for Award and shall not be considered as having been theretofore made subject to Award. Shares of Common Stock shall not again be available for award if such shares are surrendered or withheld as payment of either the exercise price of a Stock Option or Stock Appreciation Right or of withholding taxes in respect of the exercise, settlement or payment of, or the lapse of restrictions with respect to, any Award, or are shares repurchased by the Company on the open market with the proceeds of a Stock Option exercise. The exercise or settlement of a Stock Appreciation Right shall reduce the shares of Common Stock available under the Plan by the total number of shares to which the exercise or settlement of the Stock Appreciation Right relates, not just the net amount of shares actually issued upon exercise or settlement. Awards settled solely in cash shall not reduce the number of shares of Common Stock available for issuance under the Plan. Any shares of Common Stock subject to a Stock Option (or part thereof) that is cancelled upon exercise of a tandem Stock Appreciation Right when settled wholly or partially in shares shall to the extent of such settlement in shares be treated as if the Stock Option itself had been exercised and such shares received in settlement of the Stock Appreciation Right shall no longer be available for Award.

                    (d)          Assumed Awards. Shares of Common Stock issued in connection with awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction entered into by ACCO or any of its Subsidiaries shall not reduce the number of shares of Common Stock available under the Plan.

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                    (e)          Term of Plan. No Award shall be made or granted under the Plan after the tenth anniversary of the Effective Date, but the duration of Awards granted on or before the tenth anniversary thereof may extend beyond such expiration. At the time an Award is granted or amended or the terms or conditions of an Award are changed, the Committee may provide for limitations or conditions on such Award. The terms of the Plan as in effect prior to the Effective Date shall govern all awards granted under the Plan prior to the Effective Date.

                    (f)          One-Year Minimum Vesting. The period of continuous employment (or service as a Non-Employee Director) required for vesting under an Award of Stock Options, Stock Appreciation Rights, Performance Shares, Performance Stock Units, Restricted Shares, Restricted Stock Units, or other Stock Award shall not be less than one year, except (i) for Awards, in the aggregate, for such number of shares of Common Stock not exceeding 5% of the available shares for Award under the Plan on the Effective Date, (ii) as the Committee shall otherwise specify in the Award Agreement in the case of a termination of an Employee’s employment due to death or Disability, (iii) respecting options or other awards assumed by the Company pursuant to Section 5(d), or (iv) as otherwise may apply pursuant to Section 12 in the event of a Change in Control.

                    (g)          No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to this Plan or any Award. The Committee shall determine whether cash, Awards or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares of Common Stock or any rights thereto shall be forfeited or otherwise eliminated.

                    (h)          No Repricing. Notwithstanding the authority granted to the Committee pursuant to Section 4, the Committee shall have no authority to reduce the exercise price of any Stock Option (including any Incentive Stock Option) or any Stock Appreciation Right, nor may any Stock Option (including any Incentive Stock Option) or Stock Appreciation Right granted under the Plan be surrendered to ACCO for cancellation or exchanged for cash or as consideration for the grant of a new Stock Option or Stock Appreciation Right with a lower exercise price than the Stock Option or Stock Appreciation Right so surrendered or exchanged, without the approval of ACCO’s stockholders, and no repricing of a Stock Option or a Stock Appreciation Right shall be permitted without the approval of the Company’s stockholders if such approval otherwise is required under the rules of any stock exchange on which shares of Common Stock are listed, except pursuant to Section 10 related to an adjustment in the number of shares of Common Stock.

                    (i)          Cash Settlement. To the extent provided by the Committee, any Award may be settled in cash rather than Common Stock.

         6.        Awards under the Plan. The following types of Awards may be granted by the Committee under the Plan, on a standalone, combination or tandem basis, on such terms and conditions as the Committee may determine except as otherwise provided in the Plan:

                    (a)          Stock Option. A right to buy a specified number of shares of Common Stock at a fixed exercise price during a specified period of time; provided that the exercise price of any Stock Option shall not be less than 100% of the Fair Market Value of Common Stock on the date of grant of such Award. A Stock Option shall be exercisable in whole or in part from time to time during the period beginning at the completion of the required employment period, or service period for a Non-Employee Director, and the satisfaction of any performance objectives as specified, in the discretion of the Committee, in the Award Agreement, and ending at the expiration of seven years from the date of grant of the Option, unless an earlier expiration date shall be stated in the Award Agreement or the Stock Option shall cease to be exercisable pursuant to the terms of the Award Agreement. To the extent that a Stock Appreciation Right is exercised in whole or in part, a Stock Option (or part thereof) in respect of which such Stock Appreciation Right was granted shall terminate and cease to be exercisable. The period of required employment (or service as a Non-Employee Director) under an Award of Stock Options shall be determined by the Committee and set forth in the Award Agreement, but shall not be less than one year as provided in Section 5(f).

                    (b)          Incentive Stock Options. An Award in the form of a Stock Option intended to qualify as an incentive stock option under Section 422 of the Code and which shall comply with the requirements of Section 422 of the Code or any successor Section of the Code as it may be amended from time to time (including the $100,000 limitation thereunder) and otherwise satisfying the provisions of Section 6(a).

                    (c)          Stock Appreciation Right. A right to receive, during a specified period of time, the excess of the Fair Market Value of a share of Common Stock on the date that the Stock Appreciation Right is exercised over the Fair Market Value of a share of Common Stock on the date the Stock Appreciation Right was granted; provided that the exercise price of any Stock Appreciation Right shall not be less than 100% of the Fair Market Value of Common Stock on the date of grant of such Award. A Stock Appreciation Right shall be exercisable in whole or in part from time to time during the period beginning at the completion of the required employment period, or service period for a Non-Employee Director, and the satisfaction of any performance objectives as specified, in the discretion of the Committee, in the Award Agreement, and ending at the expiration of seven years from the date of grant of the Stock Appreciation Right, unless an earlier expiration date shall be stated in the Award Agreement or the Stock Appreciation Right shall cease to be exercisable pursuant to the terms of the Award Agreement. To the extent that a Stock Option is exercised in whole or in part, any Stock Appreciation Right that is granted in respect of such Stock Option (or part thereof) shall terminate and cease to be exercisable. The period of required employment (or service as a Non-Employee Director) under an Award of Stock Appreciation Rights shall be determined by the Committee and set forth in the Award Agreement, but shall not be less than one year as provided in Section 5(f).

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                    (d)          Restricted and Performance Share. A transfer of Common Stock to a Participant, subject to such restrictions on transfer or other incidents of ownership, in the case of Performance Shares, Performance Criteria (or other performance criteria) established pursuant to Section 7 for such Performance Periods as the Committee may determine, but having a Restriction Period of not less than one year as provided in Section 5(f) and for Awards of Performance Shares a Performance Period of not less than one year.

                    (e)          Restricted and Performance Stock Unit. A fixed or variable share denominated unit subject to such conditions of vesting, and time of payment, including in the case of Performance Stock Units Performance Criteria (or other performance criteria) established pursuant to Section 7 for such Performance Periods as the Committee may determine, but having a vesting period of not less than one year as provided in Section 5(f) and for Awards of Performance Stock Units a Performance Period of not less than one year, which Restricted Stock Units or Performance Stock Units are valued at the Committee’s discretion in whole or in part by reference to, or otherwise based on, the Fair Market Value of Common Stock and which may be paid in shares of Common Stock, cash or a combination of both.

                    (f)          Dividends or Dividend Equivalent Rights. A right to receive dividends or their equivalent in value in Common Stock, cash or in a combination of both with respect to any new or previously existing Award. For purposes of Section 409A, unless the Committee shall otherwise determine, such rights to dividend equivalents shall be considered separate rights apart from the Award of Restricted Stock Units and Performance Stock Units to which they relate.

                    (g)          Stock Award. An unrestricted transfer of ownership of shares of Common Stock.

                    (h)          Cash Award. An award denominated in cash that may be earned pursuant to the achievement of Performance Criteria set forth in Section 7 during the Performance Period determined by the Committee or that may be earned under ACCO’s annual bonus, multi-year bonus or other incentive or bonus plans established hereunder. Nothing in this Section 6(h) shall preclude the Committee from granting Cash Awards, or from granting any cash incentive awards to any Employee outside of the Plan, that are intended not to constitute a Section 162(m) Award.

                    (i)          Other Incentive Awards. An Award, other than a Stock Option (including an Incentive Stock Option), Stock Appreciation Right, Performance Share, Performance Stock Unit, Dividend, Dividend Equivalent Right, Stock, Restricted Share, Restricted Stock Unit, or Director Award, that is valued in whole or in part by reference to, or are otherwise based on, Common Stock or other factors which are related to or serve a similar function to those Awards set forth in this Section 6, including, but not limited to, Other Incentive Awards related to the establishment or acquisition by ACCO or any Subsidiary of a new or start-up business or facility.

                    (j)          Director Awards. At such times and in such amounts as the Board may determine, the Board may, in its sole discretion, grant to Non-Employee Directors, a Director Award which may be an Award of Stock Options (other than Incentive Stock Options), Stock Appreciation Rights, Stock, Restricted Shares, Restricted Stock Units, a Cash Award or any combination thereof. The terms and conditions of Director Awards shall be as provided in the Award Agreement which shall be consistent with the provisions of this Plan. The Board shall have the exclusive authority to administer and interpret Director Awards and the Plan with respect to Director Awards.

          7.       Performance-Based Awards.

                    (a)          Performance Period; Performance Criteria. The Committee may from time to time, establish Performance Criteria with respect to an Award. The Performance Criteria or standards for an Award shall be determined by the Committee in writing, shall be measured for achievement or satisfaction during the Performance Period in which the Committee permitted such Participant to satisfy or achieve such Performance Criteria and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated and may be based on or adjusted for any other objective goals, events, or occurrences established by the Committee, provided that such criteria or standards relate to one or more of the following: stock price; revenues; operating income; operating company contribution; cash flow; cash flow from operations; earnings before one or more of interest, taxes, depreciation and amortization; income from continuing operations; net asset turnover; net income; earnings per share; earnings per share from continuing operations; operating margin; return on equity, assets, net assets or net tangible assets; return on invested capital; return on capital employed; return on total capital; economic profit; gross profit; working capital efficiency; cost reductions; improvement in cost of goods sold; inventory sales ratio; return on sales; earnings growth; revenue growth; gross margin; total return to stockholders; debt, net debt; economic value added - or EVA® (net operating profit after tax minus the sum of capital multiplied by the cost of capital), leverage ratio, or the implementation or completion of critical projects, including acquisitions, divestitures, and other ventures, process improvements, attainment of other strategic objectives, including market penetration, geographic expansion, product development, innovation or research goals or the like. Such Performance Criteria may be particular to a line of business, Subsidiary or other unit or may be based on the performance of ACCO generally, and may, but need not, be based upon a change or an increase or position result. The Performance Criteria shall include a minimum performance standard below which no payment shall be made and a maximum performance standard above which no further amount of payment shall be made. Performance Periods may overlap and Participants may participate simultaneously with respect to performance-based Awards that are subject to different Performance Periods and different Performance Criteria.

                    (b)          Section 162(m) Awards. The Committee may determine whether any Award under the Plan is intended to constitute a Section 162(m) Award. Any Awards intended to constitute Section 162(m) Awards shall be conditioned

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on the achievement of one or more Performance Criteria to the extent required by Section 162(m) of the Code and shall be subject to all other requirements of Section 162(m) of the Code. If any provision of an Award Agreement relating to an Award intended to constitute Section 162(m) Award does not satisfy such requirements, such provision shall be construed or deemed amended to the extent necessary to conform with such requirements. For Awards not intended to constitute Section 162(m) Awards, the Committee may establish such performance criteria as it deems appropriate.

                    (c)          Adjustments; Negative Discretion; Certification. The Committee may at any time adjust the Performance Criteria and measurements applicable to performance-based Awards to take into account changes in law and accounting and tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the inclusion or exclusion of the impact of extraordinary or unusual items, events or circumstances, provided that, to the extent that an Award is intended by the Committee to constitute a Section 162(m) Award, no adjustment shall be made which would result in an increase in the compensation of any Covered Employee for the applicable Performance Period. The Committee also may at any time adjust the Performance Criteria and measurements applicable to performance-based Awards and thereby reduce the amount to be received by any Participant pursuant to such Awards if and to the extent that the Committee deems it appropriate, provided that no such reduction shall be made on or after the date of a Change in Control. As soon as practicable after the end of the applicable Performance Period, the Committee shall certify as to the achievement or satisfaction of the applicable Performance Criteria pursuant to the Award.

          8.       Award Agreements. Each Award under the Plan shall be evidenced by an Award Agreement. Delivery of an Award Agreement to each Participant shall constitute an agreement, subject to Section 9 hereof, between ACCO and the Participant as to the terms and conditions of the Award. An Award Agreement, and any required signatures thereon or authorization or acceptance thereof, may be in electronic format.

          9.       Other Terms and Conditions.

                    (a)          No Assignment; Limited Transferability of Stock Options. No Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, except (i) by will or by the laws of descent and distribution and (ii) that a Stock Option (other than an Incentive Stock Option) may be transferred pursuant to a domestic relations order or by gift to a Family Member of the Participant to the extent permitted in the applicable Award. For the purpose of this provision, a “Family Member” shall have the meaning set forth in the General Instructions to Form S-8 Registration Statement under the Securities Act of 1933. Following transfer, any such Stock Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of this Section 9(a), the term “Participant” shall be deemed to refer to the transferee (except for the purposes of subsequent transfers by domestic relations order or gift of the Stock Option pursuant to clause (ii)). The provisions of the Stock Option relating to the period of exercisability and expiration of the Stock Option shall continue to be applied with respect to the original Participant, and the Stock Option shall be exercisable or received by the transferee only to the extent, and for the periods, set forth in said Stock Option. References in this Section 9(a) to a Stock Option also refer to any tandem Stock Appreciation Rights.

                    (b)        Termination of Employment or Service. The disposition of each Award of Stock Options, Stock Appreciation Rights, Performance Shares, Performance Stock Units, Restricted Shares, Restricted Stock Units, or other Stock Award in the event of the termination of a Participant’s employment (or service as a Non-Employee Director) shall be determined by the Committee and set forth in the Award Agreement at the time of grant. Anything in the Plan to the contrary notwithstanding, the Committee is not authorized to waive or accelerate vesting or the lapse of restrictions under any such Award except upon the death or Disability of the Participant, or in accordance with Section 12 upon the occurrence of a Change in Control of the Company.

                    (c)        Death; Disability; Retirement. Except as otherwise determined by the Committee in the Award Agreement, or thereafter in the case of death or Disability, if a Participant’s employment with ACCO and its Subsidiaries or status as a Non-Employee Director terminates by reason of death, Disability or Retirement:

(i) The Participant’s Stock Options and Stock Appreciation Rights, to the extent then exercisable, shall continue to be exercisable for five years following such termination, but not after the expiration date stated in the Stock Option and Stock Appreciation Rights Award, and shall cease to be exercisable thereafter; provided, a Stock Option (other than an Incentive Stock Option) and a Stock Appreciation Right may be exercised within one year following the date of death even if later than such expiration date;
(ii) A prorated portion of each of the Participant’s Restricted Share Awards shall become unrestricted, and a prorated portion of each of the Participant’s Restricted Stock Unit Awards shall become nonforfeitable and payable, with such proration to be based on the portion of the Restriction Period elapsed through the date of such termination; as of such termination, the remaining portion of each such Award that does not become unrestricted or nonforfeitable pursuant to this Section 9(c)(ii) shall be forfeited and terminate; and
(iii) Subject to the attainment of the Performance Criteria set forth in the Award, a prorated portion of the Performance Shares under each such Award shall become unrestricted, and a prorated portion of the Performance Stock Units under each such Award shall become nonforfeitable and payable, with such proration to be based on the portion of the Performance Period elapsed through the date of such termination; as of such termination,

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the remaining portion of such Award that does not become unrestricted or nonforfeitable pursuant to this Section 9(c)(iii) shall be forfeited and terminate.

                    (d)          Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to shares of Common Stock covered by an Award until the date the Participant or his nominee, guardian or legal representative is the holder of record; provided, however, that Participants holding Restricted Shares may exercise full voting rights with respect to those shares during the Restriction Period.

                    (e)          Dividends and Dividend Equivalents. Rights to dividends and Dividend Equivalents may be extended to and made a part of any Award (other than Stock Options, Incentive Stock Options or Stock Appreciation Rights), subject to such terms, conditions and restrictions as the Committee may establish; provided, however, that in no event shall dividends or Dividend Equivalents, if any, credited with respect to performance-based Awards be payable prior to the payment, if any, of such performance-based Award.

                    (f)          Payments by Participants. The Committee may determine that Awards for which a payment is due from a Participant (other than payments relative to withholding, which are addressed in Section 9(g)) may be payable: (i) in cash by personal check, bank draft, money order, other money transfers or direct account debits payable to the order of ACCO; (ii) through the delivery or deemed delivery based on attestation to the ownership of Previously-Acquired shares of Common Stock with a Fair Market Value equal to the total payment due from the Participant; (iii) through a simultaneous exercise of the Participant’s Award and sale of the shares thereby acquired pursuant to a brokerage arrangement approved in advance by the Committee to assure its conformity with the terms and conditions of the Plan; (iv) by a combination of the methods described in (i), (ii) and (iii) above; or (v) by such other methods as the Committee may deem appropriate.

                    (g)          Tax Withholding. Except as otherwise provided by the Committee in the Award Agreement or otherwise (i) the deduction of withholding and any other taxes required by law shall be made from all amounts paid in cash, and (ii) in the case of the exercise of Stock Options or payments of Awards in shares of Common Stock, the Participant shall be required to pay the amount of any taxes required to be withheld in cash prior to receipt of such stock, or alternatively, ACCO may require or permit the Participant to elect to have withheld a number of shares, or deliver such number of Previously-Acquired shares of Common Stock, the Fair Market Value of which equals the minimum statutory withholding tax required be withheld from the shares to be received upon such exercise or payment.

                    (h)          Deferrals. To the extent provided by the Committee in the Award Agreement or otherwise, a right to receive Common Stock or a fixed or variable share denominated unit Award granted under the Plan, or under any deferred compensation or similar plan established from time to time by ACCO, may provide for the mandatory or elective deferral of the delivery of shares of Common Stock or the payment of cash. The Committee shall establish rules and procedures relating to any such deferrals and the payment of any withholding tax with respect thereto. Any such deferral and payment of an Award shall be made at such time (or times) and on such basis as satisfies the provisions of Section 409A.

                    (i)          Other Restrictions, Limitations; Cancellation and Clawback.

(i) All Awards made under the Plan, and shares of Common Stock issued thereunder, shall be subject to any other compensation deduction, cancellation, clawback or recoupment policies that are approved by the Board or the Committee (whether approved prior to, on or after the Effective Date or the date of the Award) as such policies may be applicable to a Participant from time to time, or as may be required to be made pursuant to any applicable currently effective or subsequently adopted law, government regulation or stock exchange listing requirement or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement which provides for such deduction, cancellation, clawback or recovery. The Committee may legend the certificates issued in connection with an Award to give appropriate notice of any such restrictions.
(ii) The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, clawback or recoupment, upon the occurrence of certain specified events or circumstances in addition to any otherwise applicable vesting, performance conditions or delayed or deferred payment or holding period requirements of an Award. Such events may include, but shall not be limited to, (a) termination of employment for cause, (b) fraudulent, illegal or other misconduct, (c) violation of any ACCO and/or Subsidiary code of ethics, conflict of interest, insider trading or similar policy or code of conduct applicable to the Participant, (d) breach of any noncompetition, nonsolicitation, confidentiality, or other restrictive covenant that may apply to the Participant, (e) other conduct by the Participant that is detrimental to the business or reputation of ACCO and/or its Subsidiaries or (f) requirements of applicable laws, rules or regulations.

                    (j)          Section 409A. The Plan is intended to comply and shall be administered in a manner that is intended to comply with Section 409A and shall be construed and interpreted in accordance with such intent. To the extent that an Award or the payment, settlement or deferral thereof is subject to Section 409A, the Award shall be granted, paid, settled or deferred in a manner that will comply with Section 409A, except as otherwise determined by the Committee. Any provision of the Plan that would cause the grant of an Award or the payment, settlement or deferral thereof to fail to satisfy Section 409A shall be amended to comply with Section 409A on a timely basis, which may be made on a retroactive basis, in accordance with regulations and other guidance issued under Section 409A. In the case of amounts not intended to be deferrals of compensation

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subject to Section 409A, payment or settlement of amounts under such Awards shall occur not later than March 15 of the taxable year of ACCO following the taxable year of ACCO in which the Participant’s right to payment or settlement is not subject to a substantial risk of forfeiture (within the meaning of Section 409A). In the case of amounts intended to be deferrals of compensation subject to Section 409A, the initial deferral election shall be made and become irrevocable not later than December 31 of the taxable year of ACCO immediately preceding the year in which the Participant first performs services related to such compensation, provided that the timing of such initial deferral election may be later as provided in Section 409A with respect to initial participation in the Plan and for “performance-based compensation” as defined under Section 409A. If an amount payable under an Award as a result of the Separation from Service (other than due to death) occurring while the Participant is a “specified employee” constitutes a deferral of compensation subject to Section 409A, then payment of such amount shall not occur until six (6) months and a day after the date of the Participant’s Separation from Service except as permitted under Section 409A.

                    (k)          Uncertificated Shares. To the extent that the Plan provides for issuance of certificates to reflect the transfer of shares of Common Stock, the transfer of such shares may be affected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

          10.      Adjustment. The aggregate number of shares of Common Stock as to which Awards may be granted to Participants, the number of shares of Common Stock set forth in the limitations in Sections 5(b), the number of shares of Common Stock covered by each outstanding Award, and the exercise price per share of Common Stock in each such Award and the terms and conditions of outstanding Awards, shall all be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares or other capital adjustment, or the payment of a stock dividend or other increase or decrease in such shares, effected without receipt of consideration by ACCO, or other change in corporate or capital structure; provided, however, that any fractional shares resulting from any such adjustment shall be eliminated. The Committee may also make the foregoing changes and any other changes, including changes in the classes of securities available, to the extent it is deemed necessary or desirable to preserve the intended benefits of the Plan and Awards hereunder for ACCO and the Participants in the event of any other reorganization, recapitalization, merger, consolidation, spin-off, extraordinary dividend or other distribution or similar transaction.

          11.      Rights as Employees or Directors. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of or as a Director of ACCO or a Subsidiary. Further, ACCO and each Subsidiary expressly reserve the right at any time to dismiss a Participant free from any liability, or any claim under the Plan, except as provided herein or in any Award Agreement issued hereunder.

          12.      Change in Control. Notwithstanding anything contained in the Plan to the contrary, the provisions of this Section 12 shall apply in the event of a Change in Control.

                    (a)        Replacement Awards; No Immediate Vesting.

(i) An Award shall not vest upon the occurrence of a Change in Control and shall continue to the extent qualifying as a Replacement Award.
(ii) A “Replacement Award” includes an outstanding Award that continues upon and after the occurrence of a Change in Control and an Award provided to a Participant pursuant to Section 10 in replacement of an outstanding Award (such replaced Award, a “Replaced Award”) in connection with a Change in Control that satisfies the following conditions:

(A) It has a value at least equal to the value of the Replaced Award;
(B) It relates to publicly traded equity securities of ACCO or its successor in the Change in Control or another entity that is affiliated with ACCO or its successor following the Change in Control;
(C) Its other terms and conditions are not less favorable to the Participant than the terms and conditions of the Replaced Award (including the provisions that would apply in the event of a subsequent Change in Control); and

(D) Upon an involuntary Separation from Service of a Participant by the Company other than for Cause (and not due to Disability), or a voluntary Separation from Service by the Participant for Good Reason (if applicable), occurring on or during the period of twenty-four (24) months after the Change in Control, the Replacement Award, to the extent not vested and unrestricted as of such Separation from Service, shall become fully vested and (if applicable) exercisable and free of restrictions.
The Committee, as constituted immediately before the Change in Control, shall have the discretion to determine whether the conditions of this Section 12(a)(ii) are satisfied.
(b) Vesting if No Replacement Award. To the extent that a Replacement Award is not provided to the Participant, upon the occurrence of a Change in Control:
(i) Any and all Stock Options and Stock Appreciation Rights granted hereunder shall become immediately exercisable;
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(ii) Any restrictions imposed on Restricted Shares shall lapse and become freely transferable, and all Restricted Stock Units shall become fully vested and in full settlement of such Awards paid out in cash, or in the discretion of the Committee, shares of Common Stock with a Fair Market Value equal to the amount of such cash; and
(iii) The payout opportunities attainable at target or, if greater, in the amount determined by the Committee to have been earned thereunder based on performance through the date of the Change in Control, under all outstanding Awards of Performance Stock Units, Performance Shares, Cash Awards and Other Incentive Awards and shall be deemed to have been earned for the entire Performance Period(s) as of the effective date of the Change in Control. The vesting of all such earned Awards shall be accelerated as of the effective date of the Change in Control, and in full settlement of such Awards, there shall be paid out in cash, or in the discretion of the Committee, shares of Common Stock with a Fair Market Value equal to the amount of such cash.

The foregoing provisions of this Section 12(b) shall apply, and a Participant’s outstanding Awards shall not become Replacement Awards, upon the occurrence of a Change in Control following an involuntary Separation from Service of the Participant by the Company other than for Cause (and not due to Disability), or a voluntary Separation from Service for Good Reason by the Participant (if applicable), occurring (x) at the request of a third party who was taking steps reasonably calculated to effect such Change in Control or (y) otherwise in contemplation of and within 180 days before such Change in Control.

          13.          Amendments, Modification and Termination. The Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part, subject to any requirement of stockholder approval imposed by applicable law, rule or regulation or any stock exchange listing requirement. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

          14.          Governing Law. To the extent that federal laws do not otherwise control, the Plan and all Award Agreements hereunder shall be construed in accordance with and governed by the law of the State of Delaware, provided, however, that in the event ACCO’s state of incorporation shall be changed, then the law of the new state of incorporation shall govern.

          15.          Securities Law Restrictions. An Award may not be exercised or settled and no shares of Common Stock may be issued in connection with an Award unless the issuance of such shares (i) has been registered under the Securities Act of 1933, as amended, (ii) has qualified under applicable state “blue sky” laws (or ACCO has determined that an exemption from registration and from qualification under such state “blue sky” laws is available) and (iii) complies with all applicable laws, rules and regulations, including all foreign securities laws. The Committee may require each Participant purchasing or acquiring shares of Common Stock pursuant to an Award under the Plan to represent to and agree with ACCO in writing that such Participant is acquiring the shares for investment purposes and not with a view to the distribution thereof. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any exchange upon which shares of Common Stock are then listed, and any applicable securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

          16.          Foreign Awards. The Committee or its delegate authorized pursuant to Section 4 may grant Awards to Employees who are domiciled or resident outside the United States, or otherwise subject to the tax laws of nations other than the United States, which Awards may have terms and conditions that differ from the terms thereof as provided elsewhere in the

Plan for the purpose of complying with such other nations’ laws, rules and regulations (including compliance to avoid adverse tax consequences to the Employee thereunder). The authority granted under this Section 16 shall include the discretion for the Committee to adopt, on behalf of the Company, one or more sub-plans applicable to separate classes of Employees who are subject to the laws of jurisdictions outside of the United States.

          17.          Effective Date. The Plan was originally approved by the Board on August 3, 2005 and approved by the stockholders of ACCO on August 8, 2005. The Plan was amended and restated and approved by the stockholders of ACCO on May 25, 2006 and subsequently amended on May 13, 2008 and on February 20, 2010. The Plan was subsequently amended and restated and approved by the stockholders of ACCO on May 17, 2011 and subsequently amended effective May 1, 2012 and again on March 5, 2014. The Board approved this amendment and restatement of the Plan on March 24, 2015, subject to the approval by the stockholders of ACCO at the 2015 Annual Meeting of Stockholders. This Amended and Restated Plan shall become effective on the date of such stockholder approval (the “Effective Date”).2

[2] Effective date to be the date of the Annual Meeting of Stockholders scheduled for May 12, 2015.

A-10

Parking Facility and Driving Directions

ACCO Brands Corporation

Annual Meeting of Stockholders

May 12, 2015 10:30 a.m.

Meeting Location Address

Kemper Lakes Business Center
Three Corporate Drive
Lake Zurich, IL 60047
Tel: 847.796.4340

Parking

Self-parking is available

Directions from Downtown Chicago to Kemper Lakes

Take I-90/94 north toward Milwaukee
Slight left onto I-90 Kennedy Expressway to O’Hare
Take exit onto I-294 north/Tri-state Tollway towards Milwaukee
Continue onto I-94 to IL-22/Half Day Road exit
Continue west on IL-22 for approx. 8 miles
Turn right onto Corporate Drive
(First stoplight west of Old McHenry Road)

Directions from North to Kemper Lakes

Take I-94 south toward Chicago/Indiana
Exit Half Day Road/IL-22 west for approx. 8 miles
Turn right onto Corporate Drive

From West to Kemper Lakes

Take I-90 east to Chicago
Take IL-59 north for approx. 10 miles
Turn right onto IL-22/Half Day Road for approx. 5 miles
Turn left onto Corporate Drive

From South to Kemper Lakes

Take I-355 north to northwest suburbs
Merge onto I-290 west
Continue onto IL-53 north
Take Lake Cook Road exit west
Turn right onto US 12/Rand Road
Turn right onto Quentin Road
Turn right onto IL-22 east for approx. 1 mile Turn left onto Corporate Drive

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 George V. Bayly 02 James A. Buzzard 03 Kathleen S. Dvorak 04 Boris Elisman 05 Robert H. Jenkins
06 Pradeep Jotwani 07 Robert J. Keller 08 Thomas Kroeger 09 Michael Norkus 10 E. Mark Rajkowski

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000239473_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/are available at www.proxyvote.com .

ACCO BRANDS CORPORATION
Annual Meeting of Stockholders
May 12, 2015 10:30 AM
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Neil V. Fenwick, Kathleen D. Schnaedter and Pamela R. Schneider, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of ACCO Brands Corporation that the stockholder(s) is/are entitled to vote at the Annual Meeting of stockholders to be held at 10:30 AM, CDT on May 12, 2015, at the Kemper Lakes Business Center, Three Corporate Drive, Lake Zurich, Illinois 60047.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE BUT THIS CARD IS SIGNED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS, FOR PROPOSAL 2, FOR PROPOSAL 3 AND FOR PROPOSAL 4, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Continued and to be signed on reverse side

0000239473_2 R1.0.0.51160